Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347

GMO Trust	Prospectus June 30, 2008 as revised April 1, 2009

GMO Trust offers a broad selection
of investment alternatives to investors.

U.S. Equity Funds

— U.S. Core Equity Fund
— Tobacco-Free Core Fund
— Quality Fund
— U.S. Intrinsic Value Fund
— U.S. Growth Fund
— U.S. Small/Mid Cap Value Fund
— U.S. Small/Mid Cap Growth Fund
— Real Estate Fund
— Tax-Managed U.S. Equities Fund

International Equity Funds

— International Core Equity Fund
— International Intrinsic Value Fund
— International Growth Equity Fund
— Developed World Stock Fund
— Currency Hedged International Equity Fund
— Foreign Fund
— Foreign Small Companies Fund
— International Small Companies Fund
— Emerging Markets Fund
— Emerging Countries Fund
— Tax-Managed International Equities Fund

Fixed Income Funds

— Core Plus Bond Fund
— International Bond Fund
— Currency Hedged International Bond Fund
— Global Bond Fund
— Emerging Country Debt Fund
— Short-Duration Investment Fund
— Short-Duration Collateral Share Fund
— Inflation Indexed Plus Bond Fund
— U.S. Treasury Fund
— Asset Allocation Bond Fund

Asset Allocation Funds

— U.S. Equity Allocation Fund
— International Equity Allocation Fund
— International Opportunities Equity Allocation Fund
— Global Equity Allocation Fund
— World Opportunities Equity Allocation Fund
— Global Balanced Asset Allocation Fund
— Strategic Opportunities Allocation Fund
— Benchmark-Free Allocation Fund
— Alpha Only Fund

Information about other funds and share classes offered by GMO Trust is contained in separate prospectuses.

Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

This section contains a summary of the investment objective, principal investment strategies, principal risks, performance, and fees and expenses of each of the Funds of GMO Trust (“GMO Funds”). The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ (other than GMO U.S. Treasury Fund and GMO Asset Allocation Bond Fund) investments and strategies is contained in a Statement of Additional Information relating to such Funds dated as of June 30, 2008, as amended and revised from time to time, and more information about GMO U.S. Treasury Fund’s and GMO Asset Allocation Bond Fund’s investments and strategies is contained in separate Statements of Additional Information relating to each Fund, each dated as of March 16, 2009, as amended and revised from time to time (collectively, the “SAI”). See the back cover of this Prospectus for information about how to receive the SAI.

Fundamental Investment Objectives/Policies.  The Funds’ Board of Trustees (“Trustees”) may change a Fund’s investment objective or policies without shareholder approval unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Only the U.S. Core Equity Fund, U.S. Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund have investment objectives that are fundamental.

Tax Consequences and Portfolio Turnover.  Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds’ investment manager (the “Manager” or “GMO”), is not obligated to, and generally will not, consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions and purchase or redemption requests, GMO may trade a Fund’s investments more frequently at some times than at others. High turnover rates may adversely affect a Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders.

Certain Definitions.  When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments having economic characteristics similar to the underlying asset. When used in this Prospectus, (i) the term “equity investments” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts, and (ii) the term “total return” includes capital appreciation and income.

Fund Name Policies.  To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, some Funds have adopted policies of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a “Name Policy”). Each such Fund’s Name Policy is described in the “Principal investment strategies” section of its summary. See also “Name Policies” for more information regarding each such Fund’s Name Policy.

Principal Risks.  Investing in mutual funds involves risk, including the risk that the Manager’s strategies and techniques will fail to produce the desired results (see “Management of the Trust” for a description of the Manager and “Description of Principal Risks — Management Risk” for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and the investment strategies it employs. You should refer to “Description of Principal Risks” in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Besides the principal risks described in this Prospectus, a Fund may be exposed to other risks.

All of the Funds are subject to the risk that war, terrorism, and related geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds’ investments. See “Description of Principal Risks — Market Disruption and Geopolitical Risk” for a more detailed discussion of this risk. Each of the Funds is also subject to the risk that the GMO Funds in which the Fund invests will not perform as expected. See “Description of Principal Risks — Fund of Funds Risk” for a more detailed description of this risk.

In addition, the shares of many of the Funds are held by large shareholders, such as institutional investors and asset allocation funds, who, when purchasing or redeeming Fund shares in large amounts and/or on a frequent basis, may cause a Fund to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities to invest cash. These purchases and sales could adversely affect the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. Each Fund that invests in other GMO Funds having large shareholders will be indirectly subject to this risk. See “Description of Principal Risks — Large Shareholder Risk” for a more detailed discussion of this risk.

The Funds, by themselves, generally are not intended to provide a complete investment program. An investment in a Fund is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Unaffiliated Money Market Funds.  Each of the Funds (other than Short-Duration Collateral Share Fund) may invest in unaffiliated money market funds. Each of the Asset Allocation Funds, the Fixed Income Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund), and Tax-Managed U.S. Equities Fund intend to invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, investments by those Funds in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, each of the Funds (other than Short-Duration Collateral Share Fund) may (but is not required to) invest in U.S. Treasury Fund.

Outperformance of Benchmarks.  In some cases, the “Benchmark” section of a Fund summary states that a Fund seeks to outperform its benchmark. There can be no assurance that this goal will be achieved. Each Fund’s “outperformance goal” speaks only as of the date of this Prospectus and may change from time to time without notice to shareholders.

Fund Codes.  See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares in any state where they may not lawfully be offered.

1

U.S. EQUITY FUNDS

 GMO U.S. CORE EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $900 million to $474.9 billion.

The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

2

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.49% (4Q1998)
Lowest Quarter: −17.14% (3Q2002)
Year-to-Date (as of 3/31/08): −10.63%
Average Annual Total Returns*
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				9/18/85

Return Before Taxes	1.57%	9.85%	5.81%	12.69%

Return After Taxes on Distributions	–0.84%	8.98%	3.71%	9.50%

Return After Taxes on Distributions and Sale of Fund Shares	3.07%	8.44%	4.17%	9.60%

S&P 500 Index	5.49%	12.83%	5.91%	12.45%

Class IV				1/9/98

Return Before Taxes	1.56%	9.89%	N/A	6.36%

S&P 500 Index	5.49%	12.83%	N/A	6.40%

Class VI				6/30/03

Return Before Taxes	1.61%	N/A	N/A	8.62%

S&P 500 Index	5.49%	N/A	N/A	11.56%

* As of the date of this Prospectus, no Class V shares of the Fund or its predecessor have been outstanding since February 11, 2005. Class V shares would be invested in the same portfolio of securities as Class III shares. Annual returns would principally differ to the extent Class V shares do not have the same expenses as Class III shares.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.31%	0.31%	0.31%	0.31%
Shareholder service fee	0.15%	0.10%	0.085%	0.055%
Other expenses	0.02%[1]	0.02%[1]	0.02%[1]	0.02%[1]
Total annual operating expenses	0.48%	0.43%	0.42%	0.39%
Expense reimbursement	(0.02%)[2]	(0.02%)[2]	(0.02%)[2]	(0.02%)[2]
Net annual expenses	0.46%	0.41%	0.40%	0.37%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$47	$152	$267	$602
Class IV	$42	$136	$239	$540
Class V	$41	$133	$233	$528
Class VI	$38	$123	$217	$491

** After reimbursement

3

 GMO TOBACCO-FREE CORE FUND
Fund Inception Date: 10/31/91

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. For purposes of this Prospectus, the term “tobacco-free companies” refers to companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

The Manager uses proprietary quantitative models to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $900 million to $474.9 billion.

The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

4

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.47% (4Q1998)
Lowest Quarter: −17.27% (3Q2002)
Year-to-Date (as of 3/31/08): −10.70%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.
Class III				10/31/91

Return Before Taxes	1.65%	9.60%	5.64%	10.97%

Return After Taxes on Distributions	−1.24%	8.59%	3.87%	8.03%

Return After Taxes on Distributions and Sale of Fund Shares	3.98%	8.15%	4.12%	8.09%

S&P 500 Index	5.49%	12.83%	5.91%	10.66%

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.41%	[1]
Total annual operating expenses	0.89%
Expense reimbursement	(0.41%	)[2]
Net annual expenses	0.48%

1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$243	$453	$1,058

* After reimbursement

5

 GMO QUALITY FUND
 (formerly known as GMO U.S. Quality Equity Fund)
Fund Inception Date: 2/6/04

Investment objective
The Fund seeks high total return through investment in equities the Manager believes to be high quality.

Principal investment strategies
The Fund may make equity investments in companies whose stocks are traded in any of the world’s securities markets.
The Manager uses proprietary models to evaluate a company’s quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity and revenues).
The Manager also uses proprietary models, both quantitative and fundamental, to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals. In addition, the Manager uses proprietary techniques to adjust the Fund’s portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
The Fund may hold fewer than 100 stocks. The Fund does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark.
The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by shifting investment exposures.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. In addition, while each GMO Fund is exposed to some level of management risk, that risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Non-Diversification Risk – The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s decision to focus on investments in a limited number of companies or in industries with high positive correlations to one another), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities).

6

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance. The performance information (before and after taxes) for all periods was achieved prior to the change in the Fund’s principal investment strategies, effective June 1, 2009.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 7.92% (3Q2006)
Lowest Quarter: −3.53% (2Q2006)
Year-to-Date (as of 3/31/08): −8.68%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				2/6/04

Return Before Taxes	6.01%	N/A	N/A	5.25%

Return After Taxes on Distributions	5.38%	N/A	N/A	4.86%

Return After Taxes on Distributions and Sale of Fund Shares	4.75%	N/A	N/A	4.46%

S&P 500 Index	5.49%	N/A	N/A	8.62%

Class IV				2/6/04

Return Before Taxes	6.05%	N/A	N/A	5.28%

S&P 500 Index	5.49%	N/A	N/A	8.62%

Class V				12/8/06

Return Before Taxes	6.07%	N/A	N/A	6.83%

S&P 500 Index	5.49%	N/A	N/A	5.85%

Class VI				12/8/06

Return Before Taxes	6.11%	N/A	N/A	6.87%

S&P 500 Index	5.49%	N/A	N/A	5.85%

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class IV		Class V		Class VI

Management fee	0.33%		0.33%		0.33%		0.33%
Shareholder service fee	0.15%		0.105%		0.085%		0.055%
Other expenses	0.02%	[1]	0.02%	[1]	0.02%	[1]	0.02%	[1]
Total annual operating expenses	0.50%		0.46%		0.44%		0.41%
Expense reimbursement	(0.02%	)[2]	(0.02%	)[2]	(0.02%	)[2]	(0.02%	)[2]
Net annual expenses	0.48%		0.44%		0.42%		0.39%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$158	$278	$626
Class IV	$45	$146	$256	$577
Class V	$43	$139	$244	$553
Class VI	$40	$130	$228	$516

* After reimbursement

7

 GMO U.S. INTRINSIC VALUE FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager uses proprietary quantitative models to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $110 million to $474.9 billion.

The Fund’s benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

8

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Intrinsic Value Fund and reflects GMO Intrinsic Value Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.25% (2Q2003)
Lowest Quarter: −17.34% (3Q2002)
Year-to-Date (as of 3/31/08): −10.81%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				8/2/99

Return Before Taxes	–3.87%	11.08%	N/A	5.88%

Return After Taxes on Distributions	–7.72%	8.98%	N/A	4.24%

Return After Taxes on Distributions and Sale of Fund Shares	0.55%	9.24%	N/A	4.59%

Russell 1000 Value Index	–0.17%	14.63%	N/A	6.16%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.25%	[1]
Total annual operating expenses	0.71%
Expense reimbursement	(0.25%	)[2]
Net annual expenses	0.46%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$47	$202	$370	$859

* After reimbursement

9

 GMO U.S. GROWTH FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager uses proprietary quantitative models to identify stocks it believes (i) have improving fundamentals, (ii) have positive market sentiment, and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $110 million to $474.9 billion.

The Fund’s benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

10

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 27.46% (4Q1998)
Lowest Quarter: −21.46% (1Q2001)
Year-to-Date (as of 3/31/08): −11.44%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.
Class III				12/30/88

Return Before Taxes	5.86%	8.86%	4.64%	11.26%

Return After Taxes on Distributions	4.81%	7.92%	1.84%	6.34%

Return After Taxes on Distributions and Sale of Fund Shares	5.18%	7.45%	3.15%	7.31%

Russell 1000 Growth Index	11.81%	12.10%	3.83%	10.63%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.07%	[1]
Total annual operating expenses	0.53%
Expense reimbursement	(0.07%	)[2]
Net annual expenses	0.46%

1 “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$47	$163	$289	$658

* After reimbursement

11

 GMO U.S. SMALL/MID CAP VALUE FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S.

The Manager uses proprietary quantitative models to identify small- and mid-cap company stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $6.4 million to $11.3 billion, with an average market capitalization of approximately $1.3 billion and a median market capitalization of approximately $700 million.

The Fund’s benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Liquidity Risk (difficulty in selling Fund investments).

12

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Value Fund and reflects GMO Small/Mid Cap Value Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 23.22% (2Q2003)
Lowest Quarter: −19.71% (3Q2002)
Year-to-Date (as of 3/31/08): −5.66%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.
Class III				12/31/91

Return Before Taxes	–13.42%	12.72%	8.05%	12.59%

Return After Taxes on Distributions	–14.96%	9.08%	4.62%	9.10%

Return After Taxes on Distributions and Sale of Fund Shares	–7.32%	10.25%	5.64%	9.56%

Russell 2500 Value Index[a]	–7.27%	16.17%	9.66%	13.71%

Russell 2500 Value+ Index[b]	–7.27%	16.17%	9.66%	12.97%

a Fund’s benchmark.
b The Russell 2500 Value+ Index is a composite benchmark computed by the Manager, and represents (i) the Russell 2500 Index from 12/31/91 to 12/31/96, and (ii) the Russell 2500 Value Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%	[1]
Redemption fee (as a percentage of amount redeemed)	0.50%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.19%
Acquired fund fees and expenses (underlying Fund expenses)	0.04%	[2]
Total annual operating expenses	0.69%
Expense reimbursement	(0.19%	)[3]
Net annual expenses	0.50%

1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.03% and 0.01%, respectively.
3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$153	$305	$471	$951	$101	$248	$409	$875

* After reimbursement

13

 GMO U.S. SMALL/MID CAP GROWTH FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S.

The Manager uses proprietary quantitative models to identify small- and mid-cap company stocks it believes (i) have improving fundamentals, (ii) have positive market sentiment, and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $6.4 million to $11.3 billion, with an average market capitalization of approximately $1.3 billion and a median market capitalization of approximately $700 million.

The Fund’s benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

14

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Growth Fund and reflects GMO Small/Mid Cap Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 26.98% (4Q1999)
Lowest Quarter: −24.62% (3Q2001)
Year-to-Date (as of 3/31/08): −12.46%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.
Class III				12/31/96

Return Before Taxes	1.84%	15.19%	6.00%	7.58%

Return After Taxes on Distributions	–2.73%	12.41%	–0.41%	1.34%

Return After Taxes on Distributions and Sale of Fund Shares	3.35%	12.57%	1.84%	3.28%

Russell 2500 Growth Index	9.69%	17.43%	6.62%	7.34%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%	[1]
Redemption fee (as a percentage of amount redeemed)	0.50%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.50%	[2]
Acquired fund fees and expenses (underlying Fund expenses)	0.02%	[3]
Total annual operating expenses	0.98%
Expense reimbursement	(0.50%	)[4]
Net annual expenses (Fund and underlying Fund expenses)	0.48%

1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.01% and 0.01%, respectively.
4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.
Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$151	$369	$606	$1,285	$99	$313	$545	$1,211

* After reimbursement

15

 GMO REAL ESTATE FUND
Fund Inception Date: 5/31/96

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and in companies with similar characteristics. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and other real estate-related investments.

REITs are managed vehicles that invest in real estate or real estate-related investments. For purposes of this Prospectus, the term “real estate-related investments” includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry.

The Manager uses proprietary quantitative models to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, and industry and sector weights. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the MSCI U.S. REIT Index ranged from approximately $305 million to $22.2 billion.

The Fund’s benchmark is the MSCI U.S. REIT Index, an index of equity securities issued by REITs that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 1%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Real Estate Risk – Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act of 1940.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s value more susceptible to economic, market, political, and other developments affecting the real estate industry.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

16

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 15.17% (4Q2004)
Lowest Quarter: −16.27% (3Q1998)
Year-to-Date (as of 3/31/08): 2.33%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/96

Return Before Taxes	–17.15%	16.84%	8.53%	11.33%

Return After Taxes on Distributions	–20.15%	11.99%	5.21%	7.94%

Return After Taxes on Distributions and Sale of Fund Shares	–7.87%	13.29%	5.99%	8.44%

MSCI U.S. REIT Index[a]	–16.82%	17.91%	10.37%	13.04%

S&P 500 Index[b]	5.49%	12.83%	5.91%	8.79%

a Fund’s benchmark.
b The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor’s.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.24%	[1]
Total annual operating expenses	0.72%
Expense reimbursement	(0.24%	)[2]
Net annual expenses	0.48%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$206	$377	$872

* After reimbursement

17

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

Investment objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, a U.S. stock index, and in companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return it forecasts for that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, selling securities producing long-term capital gains rather than short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of May 31, 2008, the market capitalization of companies that issue stocks included in the Russell 3000 Index ranged from approximately $6.4 million to $474.9 billion with an average market capitalization of approximately $5.7 billion and a median market capitalization of approximately $1.0 billion.

The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations, and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

18

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 16.69% (2Q2003)
Lowest Quarter: −17.54% (3Q2002)
Year-to-Date (as of 3/31/08): −10.63%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/98

Return Before Taxes	2.61%	10.04%	N/A	4.72%

Return After Taxes on Distributions	2.17%	9.75%	N/A	4.35%

Return After Taxes on Distributions and Sale of Fund Shares	2.30%	8.72%	N/A	3.94%

Russell 3000 Index[a]	5.14%	13.63%	N/A	4.98%

S&P 500 Index (after tax)[b]	5.23%	12.58%	N/A	4.24%

a Fund’s benchmark effective October 15, 2007.
b The S&P 500 Index (after tax) is computed by the Manager by adjusting the return of the S&P 500 Index by its estimated tax cost. Effective October 15, 2007, the Fund changed its benchmark from the S&P 500 Index (after tax) to the Russell 3000 Index to reflect its current practice of seeking a broader range of market capitalization exposure to U.S. equities.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.12%	[1]
Total annual operating expenses	0.60%
Expense reimbursement	(0.12%	)[2]
Net annual expenses	0.48%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$180	$323	$739

* After reimbursement

19

INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL CORE EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies from developed countries, other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

20

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Disciplined Equity Fund and reflects GMO International Disciplined Equity Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.96% (2Q2003)
Lowest Quarter: −6.19% (1Q2003)
Year-to-Date (as of 3/31/08): −7.70%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				1/29/02

Return Before Taxes	11.01%	21.74%	N/A	17.65%

Return After Taxes on Distributions	9.84%	20.86%	N/A	16.69%

Return After Taxes on Distributions and Sale of Fund Shares	8.37%	19.13%	N/A	15.35%

MSCI EAFE Index	11.17%	21.59%	N/A	15.55%

Class IV				6/30/03

Return Before Taxes	11.08%	N/A	N/A	21.51%

MSCI EAFE Index	11.17%	N/A	N/A	21.78%

Class VI				3/28/06

Return Before Taxes	11.14%	N/A	N/A	15.14%

MSCI EAFE Index	11.17%	N/A	N/A	15.72%

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class VI

Management fee	0.38%	0.38%	0.38%
Shareholder service fee	0.15%	0.09%	0.055%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.58%	0.52%	0.49%
Expense reimbursement	(0.05%)[2]	(0.05%)[2]	(0.05%)[2]
Net annual expenses	0.53%	0.47%	0.44%

1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.38% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.38% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.38% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$54	$181	$319	$721
Class IV	$48	$162	$286	$648
Class VI	$45	$152	$269	$611

* After reimbursement

21

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Fund Inception Date: 3/31/87

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies from developed countries, other than the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. The Manager uses momentum measures to evaluate stocks that have been prescreened for value characteristics. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Value Index (Europe, Australasia, and Far East), a large capitalization international stock index that measures the performance of value stocks in developed markets that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

22

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 21.54% (2Q2003)
Lowest Quarter: −15.14% (3Q1998)
Year-to-Date (as of 3/31/08): −8.16%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class II				9/26/96

Return Before Taxes	9.84%	23.04%	12.15%	11.35%

MSCI EAFE Value Index[a]	5.96%	23.21%	10.66%	9.84%

S&P EPAC Large Mid Cap Value Index[b]	12.52%	23.95%	10.84%	10.11%

MSCI EAFE Index[c]	11.17%	21.59%	8.66%	8.02%

Class III				3/31/87

Return Before Taxes	9.89%	23.12%	12.24%	11.04%

Return After Taxes on Distributions	7.34%	21.78%	10.53%	9.20%

Return After Taxes on Distributions and Sale of Fund Shares	9.42%	20.44%	10.08%	8.93%

MSCI EAFE Value Index[a]	5.96%	23.21%	10.66%	9.71%

S&P EPAC Large Mid Cap Value Index[b]	12.52%	23.95%	10.84%	N/A

MSCI EAFE Index[c]	11.17%	21.59%	8.66%	7.23%

Class IV				1/9/98

Return Before Taxes	9.95%	23.19%	N/A	12.65%

MSCI EAFE Value Index[a]	5.96%	23.21%	N/A	11.01%

S&P EPAC Large Mid Cap Value Index[b]	12.52%	23.95%	N/A	11.18%

MSCI EAFE Index[c]	11.17%	21.59%	N/A	8.98%

a Fund’s benchmark effective January 15, 2009.
b The S&P EPAC Large Mid Cap Value Index is an independently maintained and published index. Effective January 15, 2009, the Fund changed its benchmark from the S&P EPAC Large Mid Cap Value Index to the MSCI EAFE Value Index because the Manager believes the MSCI EAFE Value Index is a more appropriate comparative, broad-based market index for the Fund.
c The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses

The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.50%[1]	0.50%[1]	0.50%[1]
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[2]	0.05%[2]	0.05%[2]
Total annual operating expenses	0.77%	0.70%	0.64%
Expense reimbursement	(0.05%)[3]	(0.05%)[3]	(0.05%)[3]
Net annual expenses	0.72%	0.65%	0.59%
1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.54% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuer unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class II	$74	$241	$423	$949
Class III	$66	$219	$385	$866
Class IV	$60	$200	$352	$794

* After reimbursement

23

 GMO INTERNATIONAL GROWTH EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective

High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies

The Fund typically makes equity investments in companies from developed countries, other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund’s growth-oriented benchmark or that are believed to have similar growth characteristics to such stocks. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark

The Fund’s benchmark is the MSCI EAFE Growth Index (Europe, Australasia, and Far East), a large capitalization international stock index that measures the performance of growth stocks in developed markets that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

24

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Growth Fund and reflects GMO International Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 16.54% (2Q2003)
Lowest Quarter: −16.44% (3Q2002)
Year-to-Date (as of 3/31/08): −6.99%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.
Class III				11/30/01

Return Before Taxes	13.88%	20.13%	N/A	14.57%

Return After Taxes on Distributions	10.19%	18.47%	N/A	13.05%

Return After Taxes on Distributions and Sale of Fund Shares	11.84%	17.41%	N/A	12.38%

MSCI EAFE Growth Index[a]	16.45%	19.85%	N/A	12.87%

S&P EPAC Large Mid Cap Growth Index[b]	13.37%	20.16%	N/A	12.77%

MSCI EAFE Index[c]	11.17%	21.59%	N/A	14.24%

Class IV				7/12/06

Return Before Taxes	13.95%	N/A	N/A	20.08%

MSCI EAFE Growth Index[a]	16.45%	19.85%	N/A	20.60%

S&P EPAC Large Mid Cap Growth Index[b]	13.37%	N/A	N/A	18.10%

MSCI EAFE Index[c]	11.17%	N/A	N/A	18.79%

a Fund’s benchmark effective January 15, 2009.
b The S&P EPAC Large Mid Cap Growth Index is an independently maintained and published index. Effective January 15, 2009, the Fund changed its benchmark from the S&P EPAC Large Mid Cap Growth Index to the MSCI EAFE Growth Index because the Manager believes the MSCI EAFE Growth Index is a more appropriate comparative, broad-based market index for the Fund.
c The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses

The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.50%[1]	0.50%[1]
Shareholder service fee	0.15%	0.09%
Other expenses	0.06%[2]	0.06%[2]
Total annual operating expenses	0.71%	0.65%
Expense reimbursement	(0.06%)[3]	(0.06%)[3]
Net annual expenses	0.65%	0.59%

1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.52% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.
2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.
3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$66	$221	$389	$877
Class IV	$60	$202	$356	$805

* After reimbursement

25

 GMO DEVELOPED WORLD STOCK FUND
Fund Inception Date: 8/1/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies from the world’s developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

26

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 8.72% (4Q2006)
Lowest Quarter: −3.54% (4Q2007)
Year-to-Date (as of 3/31/08): −8.24%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				8/1/05

Return Before Taxes	6.70%	N/A	N/A	13.61%

Return After Taxes on Distributions	4.70%	N/A	N/A	12.27%

Return After Taxes on Distributions and Sale of Fund Shares	5.79%	N/A	N/A	11.29%

MSCI World Index	9.04%	N/A	N/A	14.60%

Class IV				9/1/05

Return Before Taxes	6.77%	N/A	N/A	13.61%

MSCI World Index	9.04%	N/A	N/A	14.49%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.25%[1]	0.25%[1]
Redemption fee (as a percentage of amount redeemed)	0.25%[1]	0.25%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.45%[2]	0.45%[2]
Shareholder service fee	0.15%	0.10%
Other expenses	0.11%[3]	0.11%[3]
Total annual operating expenses	0.71%	0.66%
Expense reimbursement	(0.11%)[4]	(0.11%)[4]
Net annual expenses	0.60%	0.55%

1 An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 Effective June 30, 2008, the Fund’s management fee was reduced from 0.47% to 0.45%. The amounts set forth above have been restated to reflect the new management fee.

3 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.45% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.45% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.45% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$112	$269	$439	$933	$86	$240	$408	$895
Class IV	$107	$253	$412	$873	$81	$225	$381	$835

* After reimbursement

27

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
Fund Inception Date: 6/30/95

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, International Small Companies Fund, and Flexible Equities Fund (collectively, the “underlying Funds”). Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager allocates the Fund’s assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth and large versus small market capitalization investing styles. The Manager uses proprietary quantitative models and fundamental judgment to measure the discount at which value stocks trade relative to growth stocks and large-cap stocks trade relative to small-cap stocks as well as to predict returns of these styles in the market.

The Manager looks at the underlying Funds’ holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund’s benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index (Hedged) is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Funds’ investments.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to deliver the return the Manager anticipates), Market Risk – Growth Securities (risk that the market prices of some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations because of their heavy dependence on future earnings expectations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying Fund or a borrower of an underlying Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by an underlying Fund may affect the Fund’s performance more than if the Fund were diversified).

28

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 17.38% (1Q1998)
Lowest Quarter: −19.29% (3Q1998)
Year-to-Date (as of 3/31/08): −13.09%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				6/30/95

Return Before Taxes	5.88%	17.43%	9.96%	11.28%

Return After Taxes on Distributions	2.04%	14.51%	5.66%	6.89%

Return After Taxes on Distributions and Sale of Fund Shares	9.16%	14.90%	6.41%	7.45%

MSCI EAFE Index (Hedged)[a]	5.32%	16.79%	7.01%	9.40%

MSCI EAFE Index[b]	11.17%	21.59%	8.66%	8.22%

a Fund’s benchmark.
b The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.54%
Shareholder service fee	0.15%	[1]
Other expenses	0.10%
Acquired fund fees and expenses (underlying Fund expenses)	0.58%	[2]
Total annual fund operating expenses	1.37%
Expense reimbursement/waiver	(0.68%	)[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.69%

1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.54% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying Funds (excluding these Funds’ Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$70	$377	$707	$1,639

* After reimbursement

29

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in non-U.S. companies, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund may significantly overweight or underweight its investment exposures in particular countries relative to the Fund’s benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and cash equivalents in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including without limitation futures and options.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

30

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 28, 1996 is that of the private investment pool and reflects the pool’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.84% (2Q2003)
Lowest Quarter:−16.25% (3Q2002)
Year-to-Date (as of 3/31/08): −9.31%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class II				9/30/96

Return Before Taxes	10.13%	22.20%	12.20%	12.09%

MSCI EAFE Index	11.17%	21.59%	8.66%	7.98%

Class III				8/31/84

Return Before Taxes	10.23%	22.30%	12.28%	15.69%

Return After Taxes on Distributions	8.34%	21.03%	10.79%	N/A#

Return After Taxes on Distributions and Sale of Fund Shares	8.83%	19.60%	10.29%	N/A#

MSCI EAFE Index	11.17%	21.59%	8.66%	12.12%

Class IV				1/9/98

Return Before Taxes	10.31%	22.37%	N/A	12.62%

MSCI EAFE Index	11.17%	21.59%	N/A	8.98%

# Information on the Fund’s return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.60%	0.60%	0.60%
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.87%	0.80%	0.74%
Expense reimbursement	(0.05%)[2]	(0.05%)[2]	(0.05%)[2]
Net annual expenses	0.82%	0.75%	0.69%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund’s average daily net assets.

Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class II	$84	$273	$477	$1,068
Class III	$77	$250	$439	$985
Class IV	$70	$232	$407	$914

* After reimbursement

31

 GMO FOREIGN SMALL COMPANIES FUND
Fund Inception Date: 6/30/00

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization (“small companies”). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund’s benchmark. Depending upon the country, as of September 30, 2008, the market capitalization of the largest company (in a particular country) included within the Fund’s definition of small companies ranged from approximately $559 million (New Zealand) to $19 billion (Switzerland) (based on exchange rates as of September 30, 2008).

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund may significantly overweight or underweight its investment exposures in particular countries relative to the Fund’s benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and cash equivalents. In order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund may make investments in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund’s benchmark) generally will represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including without limitation futures and options.

Benchmark
The Fund’s benchmark is the S&P Developed ex-U.S. Small Cap Index, an independently maintained and published index that is the small capitalization stock component of the S&P Broad Market Index (“BMI”). The BMI includes listed shares of companies from developed and emerging countries with a total available market capitalization (float) of at least the local equivalent of $100 million. The S&P Developed ex-U.S. Small Cap Index represents the bottom 15% of available market capitalization (float) of the BMI in each country. Depending upon the country, as of September 30, 2008, the market capitalization of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $409 million (New Zealand) to $10 billion (Germany). On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Smaller Company Risk – The securities of small companies trade less frequently and in lesser quantities than more widely held securities, and their market prices often fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in emerging countries.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities) and Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund).

32

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.85% (2Q2003)
Lowest Quarter: −17.40% (3Q1998)
Year-to-Date (as of 3/31/08): −5.21%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				1/4/95

Return Before Taxes	6.77%	27.48%	17.19%	15.10%

Return After Taxes on Distributions	2.78%	24.41%	N/A#	N/A#

Return After Taxes on Distributions and Sale of Fund Shares	7.54%	23.71%	N/A#	N/A#

S&P Developed Ex-U.S. Small Cap Index	7.32%	27.40%	12.56%	9.82%

Class IV				6/14/02

Return Before Taxes	6.82%	27.55%	N/A	22.28%

S&P Developed Ex-U.S. Small Cap Index	7.32%	27.40%	N/A	21.20%

# Information on the Fund’s return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.50%[1]	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.70%	0.70%
Shareholder service fee	0.15%	0.10%
Other expenses	0.09%	0.09%
Acquired fund fees and expenses (underlying Fund expenses)	0.01%[2]	0.01%[2]
Total annual operating expenses	0.95%	0.90%
Expense reimbursement	(0.09%)[3]	(0.09%)[3]
Net annual expenses (Fund and underlying Fund expenses)	0.86%	0.81%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.70% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.70% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.70% of the Fund’s average daily net assets.

Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$189	$398	$625	$1,276	$137	$342	$564	$1,202
Class IV	$184	$383	$598	$1,218	$132	$327	$537	$1,144

* After reimbursement

33

 GMO INTERNATIONAL SMALL COMPANIES FUND
Fund Inception Date: 10/14/91

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of any of the 500 excluded developed country companies (“small companies”). A company’s full, non-float adjusted market capitalization includes all of the company’s equity issues. As of May 31, 2008, the market capitalization of the largest company included within the Fund’s definition of small companies was approximately $8.8 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE (Europe, Australasia, and Far East) Small Cap Index, a small capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. Depending upon the country, as of May 31, 2008, the market capitalization of the largest company (in a particular country) included in the MSCI EAFE Small Cap Index ranged from approximately $1.3 billion (Portugal) to $8.7 billion (United Kingdom). On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in emerging countries.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

34

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 30.06% (2Q2003)
Lowest Quarter: −17.55% (3Q2002)
Year-to-Date (as of 3/31/08): −6.37%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				10/14/91

Return Before Taxes	6.56%	29.19%	15.17%	12.24%

Return After Taxes on Distributions	–0.32%	23.60%	11.78%	9.57%

Return After Taxes on Distributions and Sale of Fund Shares	8.53%	24.40%	12.22%	9.81%

MSCI EAFE Small Cap Index[a]	1.45%	26.37%	N/A	N/A

S&P/Citigroup EMI World Ex-U.S. Index[b]	7.32%	27.40%	12.56%	8.94%

a Fund’s benchmark effective June 1, 2008.

b The S&P/Citigroup EMI World ex-U.S. Index is an independently maintained and published index. Effective June 1, 2008, the Fund changed its benchmark from the S&P/Citigroup EMI World ex-U.S. Index to the MSCI EAFE Small Cap Index because the Manager believes the MSCI EAFE Small Cap Index is a more appropriate comparative, broad-based market index for the Fund.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.60%
Shareholder service fee	0.15%
Other expenses	0.14%[2]
Total annual operating expenses	0.89%
Expense reimbursement	(0.13%)[3]
Net annual expenses	0.76%

1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$179	$376	$589	$1,203	$127	$320	$528	$1,129

* After reimbursement

35

 GMO EMERGING MARKETS FUND
Fund Inception Date: 12/9/93

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed markets (“emerging markets”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.

The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.

The Fund may invest in exchange-traded funds (“ETFs”), including index-based ETFs, which are designed to track the performance and/or certain other characteristics of a particular stock market index, or a group of stock markets in a particular geographic area, such as the MSCI Emerging Markets Index. Investment in ETFs offers the Fund an efficient, generally liquid means to achieve exposure to a particular index, geographic area, or industry, and to receive proportionate cash distributions that approximate the dividends that accrue to the stocks in the ETF’s portfolio.

In addition to the fees and expenses of the Fund, an ETF charges its own fees and expenses, which Fund shareholders will bear indirectly. The Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of emerging markets. On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes equity investments in emerging markets, and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

36

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 34.40% (2Q1999)
Lowest Quarter: −28.24% (2Q1998)
Year-to-Date (as of 3/31/08): −11.35%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				12/9/93

Return Before Taxes	34.41%	39.30%	18.14%	13.64%

Return After Taxes on Distributions	28.97%	35.87%	16.35%	11.98%

Return After Taxes on Distributions and Sale of Fund Shares	27.37%	34.41%	15.75%	11.58%

S&P/IFCI (Investable) Composite Index	40.28%	38.84%	16.19%	9.85%

Class IV				1/9/98

Return Before Taxes	34.50%	39.38%	N/A	19.42%

S&P/IFCI (Investable) Composite Index	40.28%	38.84%	N/A	17.50%

Class V*				8/4/03

Return Before Taxes	34.50%	N/A	N/A	38.97%

S&P/IFCI (Investable) Composite Index	40.28%	N/A	N/A	38.34%

Class VI				6/30/03

Return Before Taxes	34.54%	N/A	N/A	39.32%

S&P/IFCI (Investable) Composite Index	40.28%	N/A	N/A	39.03%

* For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. The returns shown above for that period are those of Class IV shares, which have higher expenses. Therefore, the returns shown above would have been higher if Class V shares had been outstanding during that period.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV	Class V	Class VI

Purchase premium (as a percentage of amount invested)	0.80%[1]	0.80%[1]	0.80%[1]	0.80%[1]
Redemption fee (as a percentage of amount redeemed)	0.80%[1,2]	0.80%[1,2]	0.80%[1]	0.80%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.81%	0.81%	0.81%	0.81%
Shareholder service fee	0.15%	0.105%	0.085%	0.055%
Other expenses	0.14%	0.14%	0.14%	0.14%
Acquired fund fees and expenses (underlying Fund expenses)	0.02%[3]	0.02%[3]	0.02%[3]	0.02%[3]
Total annual fund operating expenses	1.12%	1.08%	1.06%	1.03%
Expense reimbursement	(0.01%)[4]	(0.01%)[4]	(0.01%)[4]	(0.01%)[4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	1.11%	1.07%	1.05%	1.02%

1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.
3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.81% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.81% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.81% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$275	$521	$787	$1,548	$192	$432	$691	$1,431
Class IV	$271	$509	$766	$1,502	$188	$420	$670	$1,386
Class V	$269	$503	$755	$1,480	$186	$414	$659	$1,363
Class VI	$266	$493	$740	$1,446	$183	$404	$643	$1,328
** After reimbursement

37

 GMO EMERGING COUNTRIES FUND
Fund Inception Date: 8/29/97

Investment objective

High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies

The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed countries (“emerging countries”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.

The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging countries funds.

The Fund may invest in exchange-traded funds (“ETFs”), including index-based ETFs, which are designed to track the performance and/or certain other characteristics of a particular stock market index, or a group of stock markets in a particular geographic area, such as the MSCI Emerging Markets Index. Investment in ETFs offers the Fund an efficient, generally liquid means to achieve exposure to a particular index, geographic area, or industry, and to receive proportionate cash distributions that approximate the dividends that accrue to the stocks in the ETF’s portfolio.

In addition to the fees and expenses of the Fund, an ETF charges its own fees and expenses, which Fund shareholders will bear indirectly. The Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF) and limit aggregate investments in all ETFs to 10% of the Fund’s assets. The Fund may invest in one or more ETFs beyond the statutory limitations if the Fund enters into an agreement with the ETF and complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark

The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of emerging markets. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes equity investments in emerging countries, and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

38

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 60.80% (2Q1999)
Lowest Quarter: −28.87% (2Q1998)
Year-to-Date (as of 3/31/08): −11.09%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				8/29/97

Return Before Taxes	37.78%	39.24%	19.34%	16.29%

Return After Taxes on Distributions	30.93%	34.81%	17.16%	14.24%

Return After Taxes on Distributions and Sale of Fund Shares	31.22%	33.93%	16.76%	13.94%

S&P/IFCI (Investable) Composite Index	40.28%	38.84%	16.19%	13.61%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.65%
Shareholder service fee	0.15%
Other expenses	0.51%[1]
Acquired fund fees and expenses (underlying Fund expenses)	0.03%[2]
Total annual operating expenses	1.34%
Expense reimbursement	(0.14%)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	1.20%

1 “Other expenses” have been restated to reflect current (as of February 28, 2009) fees.

2 Restated to reflect current (as of February 28, 2009) indirect net expenses associated with the Fund’s investments in certain other pooled investment vehicles (the “underlying Funds”). Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 1.00% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 1.00% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 1.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$122	$411	$721	$1,600

* After reimbursement

39

 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
Fund Inception Date: 7/29/98

Investment Objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. The Manager uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. In addition, the Manager may, on occasion, employ fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), (ii) have improving fundamentals, and/or (iii) have positive market sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential, and market sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return it forecasts for that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, selling securities producing long-term capital gains rather than short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund may make investments in emerging countries, but these investments generally will represent 15% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Manager estimates the MSCI EAFE Index’s tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index’s dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.
•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return that the Manager anticipates), Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

40

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 19.70% (2Q2003)
Lowest Quarter: −15.06% (3Q2002)
Year-to-Date (as of 3/31/08): −8.66%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/98

Return Before Taxes	13.42%	23.86%	N/A	12.00%

Return After Taxes on Distributions	11.40%	23.04%	N/A	11.28%

Return After Taxes on Distributions and Sale of Fund Shares	11.48%	21.31%	N/A	10.51%

MSCI EAFE Index (after tax)[a]	9.51%	20.46%	N/A	8.23%

MSCI EAFE Index[b]	11.17%	21.59%	N/A	7.42%

a   Fund’s benchmark (computed by the Manager).

b   The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.50%[1]
Shareholder service fee	0.15%
Other expenses	0.09%[2]
Total annual operating expenses	0.74%
Expense reimbursement	(0.09%)[3]
Net annual expenses	0.65%

1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.54% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.

2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$66	$228	$403	$910

* After reimbursement

41

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42

FIXED INCOME FUNDS

General.  The Fixed Income Funds invest substantially all of their assets in fixed income securities. As noted on page 1 of this Prospectus, investing includes indirect investment in another Fund. For purposes of this Prospectus, the term “fixed income securities” includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by combining a futures contract, swap contract, currency forward or option on a non-synthetic fixed income security with cash, a cash equivalent, or a non-synthetic fixed income security. For purposes of this Prospectus, the term “bond” refers to any fixed income security, including instruments with variable interest payments. Some Fixed Income Funds may also invest in sovereign debt, which is an obligation of an issuer to make payments of principal and/or interest on future dates issued or guaranteed by a government or a governmental agency or political subdivision, or synthetic sovereign debt. In some cases, the sovereign may include governments, agencies, or political subdivisions of emerging countries (also referred to as emerging markets). Emerging countries are the world’s less developed countries. In addition, some Fixed Income Funds may invest in fixed income securities issued by companies tied economically to emerging countries.

For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/BBB- or better given by Moody’s Investors Service, Inc. (“Moody’s”)/Standard & Poor’s (“S&P”) to a particular fixed income security, and the term “below investment grade” refers to any rating below Baa3/BBB- given by Moody’s/S&P to a particular fixed income security. Fixed income securities rated below investment grade are also known as “junk bonds.” In addition, in this Prospectus, investment-grade fixed income securities that are given a rating of Aa/AA or better by Moody’s/S&P are referred to as “high quality” and investment-grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody’s/S&P are referred to as “lower-rated.” Securities referred to in this Prospectus as investment grade, below investment grade, high quality, or lower-rated include not only securities rated by Moody’s and S&P, but also securities unrated by Moody’s or S&P that the Manager determines to have credit qualities comparable to securities rated by Moody’s and/or S&P as investment grade, below investment grade, high quality, or lower-rated, as applicable.

Duration.  The Manager defines duration as the weighted average term to maturity of a fixed income security. The Manager employs a variety of techniques to adjust the sensitivity of a Fixed Income Fund’s value to changes in interest rates. This sensitivity is often measured by, and correlates with, the portfolio’s duration. For example, the value of an investment held by a Fixed Income Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Fixed Income Fund’s summary provides the duration of the Fund’s portfolio. The Manager determines a Fixed Income Fund’s duration by aggregating the durations of the Fund’s direct and indirect individual holdings. The Manager may alter the effective duration of a Fund to a significant extent through the use of derivatives. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration.

Derivatives and Leverage.  The Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivatives positions. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund relative to its benchmark.

Investments in Other Funds.  Many of the Fixed Income Funds invest in other GMO Funds. In particular, several of the Fixed Income Funds seeking to generate a return comparable to LIBOR invest a substantial portion of their assets in GMO Short-Duration Collateral Fund (“SDCF”) pursuant to an exemptive order granted by the SEC. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in Emerging Country Debt Fund (“ECDF”) rather than by holding sovereign debt directly. ECDF is described on page 52 of this Prospectus. In addition, Fixed Income Funds that seek exposure to global interest rate markets may do so by investing in GMO World Opportunity Overlay Fund (“Overlay Fund”). For information regarding SDCF and Overlay Fund, see “Investment in Other GMO Funds” on page 138 of this Prospectus.

Current Market Conditions.  As described more fully under “How to Redeem Shares – Current Market Conditions” on page 102, in light of current extraordinary market conditions, the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund) expect to honor nearly all redemptions in-kind. From time to time these Fixed Income Funds may establish de minimis amounts below which redemptions may be honored for cash. These amounts can and will change without prior notice. Additionally, these Fixed Income Funds will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with a Fund’s normal investment strategies) and may not achieve their respective investment objectives during this period.

43

 GMO CORE PLUS BOND FUND
Fund Inception Date: 4/30/97

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund has invested and may continue to invest:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund;

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	to a significant extent in credit default swaps to seek to replicate the returns of the Fund’s benchmark and/or to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (4.7 years as of 05/31/08).

Benchmark
The Fund’s benchmark is the Barclays Capital U.S. Aggregate Index, an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, the Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including credit default swaps and other types of swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

44

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 5.94% (2Q2003)
Lowest Quarter: −3.24% (2Q2004)
Year-to-Date (as of 3/31/08): −0.11%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				4/30/97

Return Before Taxes	–3.41%	4.66%	5.25%	6.03%

Return After Taxes on Distributions	–6.10%	2.70%	2.87%	3.58%

Return After Taxes on Distributions and Sale of Fund Shares	–2.84%	2.83%	3.03%	3.68%

Barclays Capital U.S. Aggregate Index	6.97%	4.42%	5.97%	6.41%

Class IV				7/26/05

Return Before Taxes	–3.37%	N/A	N/A	1.71%

Barclays Capital U.S. Aggregate Index	6.97%	N/A	N/A	4.93%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.25%	0.25%
Shareholder service fee	0.15%[2]	0.10%[2]
Other expenses	0.05%	0.05%
Acquired fund fees and expenses (underlying Fund expenses)	0.06%[3]	0.06%[3]
Total annual fund operating expenses	0.51%	0.46%
Expense reimbursement/waiver	(0.06%)[2,4]	(0.06%)[2,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.45%	0.40%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.03%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying Funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$255	$390	$537	$967	$46	$162	$288	$657
Class IV	$250	$374	$510	$907	$41	$146	$261	$596

* After reimbursement

45

 GMO INTERNATIONAL BOND FUND
Fund Inception Date: 12/22/93

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

The Manager may implement its strategies: (i) directly by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund has invested and may continue to invest:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund;

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.3 years as of 05/31/08).

Benchmark
The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, the Fund’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.

Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

46

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 15.75% (2Q2002)
Lowest Quarter: −5.78% (1Q1999)
Year-to-Date (as of 3/31/08): 9.20%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				12/22/93

Return Before Taxes	1.31%	7.74%	5.75%	7.41%

Return After Taxes on Distributions	–2.14%	4.49%	3.20%	4.42%

Return After Taxes on Distributions and Sale of Fund Shares	0.15%	4.69%	3.38%	4.54%

JPMorgan Non-U.S. Government Bond Index	11.30%	7.48%	6.22%	6.21%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%[2]
Other expenses	0.06%[3]
Acquired fund fees and expenses (underlying Fund expenses)	0.06%[4]
Total annual fund operating expenses	0.52%
Expense reimbursement/waiver	(0.07%	)[2,5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.45%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.
2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
3 “Other expenses” have been restated to reflect current fees.
4 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.02% and 0.04%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying Funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$255	$392	$542	$978	$46	$164	$293	$668
* After reimbursement

47

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
Fund Inception Date: 9/30/94

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

The Manager may implement its strategies: (i) directly by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund has invested and may continue to invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund;

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).

The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.5 years as of 05/31/08).

Benchmark
The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, the Fund’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

48

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 5.12% (4Q2000)
Lowest Quarter: −3.58% (4Q2002)
Year-to-Date (as of 3/31/08): 0.93%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				9/30/94

Return Before Taxes	–5.92%	4.14%	5.06%	8.63%

Return After Taxes on Distributions	–6.43%	2.66%	2.45%	4.97%

Return After Taxes on Distributions and Sale of Fund Shares	–4.51%	2.68%	2.70%	5.15%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)[a]	3.42%	4.25%	5.76%	7.47%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+[b]	3.42%	4.07%	5.70%	7.54%

a Fund’s benchmark.
b The JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03, and (ii) the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%	[2]
Other expenses	0.07%
Acquired fund fees and expenses (underlying Fund expenses)	0.07%	[3]
Total annual fund operating expenses	0.54%
Expense reimbursement/waiver	(0.09%	)[2,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.45%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.
2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.04%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying Funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$255	$394	$546	$989	$46	$166	$297	$680

* After reimbursement

49

 GMO GLOBAL BOND FUND
Fund Inception Date: 12/28/95

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

The Manager may implement its strategies: (i) directly by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund has invested and may continue to invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund;

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.1 years as of 05/31/08).

Benchmark
The Fund’s benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of developed countries, including the U.S., with maturities of one year or more.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, the Fund’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.
     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

50

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 13.28% (2Q2002)
Lowest Quarter: −4.98% (1Q1999)
Year-to-Date (as of 3/31/08): 7.34%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				12/28/95

Return Before Taxes	0.71%	7.18%	5.64%	6.30%

Return After Taxes on Distributions	–2.30%	4.06%	2.95%	3.45%

Return After Taxes on Distributions and Sale of Fund Shares	–0.23%	4.22%	3.17%	3.63%

JPMorgan Global Government Bond Index	10.81%	6.71%	6.26%	5.68%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.19%
Shareholder service fee	0.15%	[2]
Other expenses	0.07%
Acquired fund fees and expenses (underlying Fund expenses)	0.07%	[3]
Total annual fund operating expenses	0.48%
Expense reimbursement/waiver	(0.03%	)[2,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.45%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.
2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.04%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying Funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$255	$384	$524	$934	$46	$155	$275	$623
* After reimbursement

51

 GMO EMERGING COUNTRY DEBT FUND
Fund Inception Date: 4/19/94

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Such investments may be either direct or indirect. Direct investments involve the purchase of a debt instrument. Indirect investments typically involve the pairing of a derivative instrument with a high-quality cash investment to create an economic exposure similar to that of a direct investment. The Fund typically uses credit default swaps in this instance to gain the desired risk exposure, although the Fund may also purchase credit default swaps as a form of insurance against adverse credit events. Further, the related cash investment may include domestic or foreign fixed income securities, including asset-backed securities issued by governments and private issuers, directly or indirectly through the purchase of shares of the GMO Short Duration Collateral Fund. The Fund may invest a substantial portion of its assets in below investment grade securities (also known as “junk bonds”). Junk bonds are also called “high yield bonds.” Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund also typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures.

The Manager emphasizes a “bottom-up” approach to examining and selecting investments, and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country.

The Manager normally seeks to cause the interest rate duration of the Fund’s portfolio to approximate that of its benchmark (7.3 years as of 05/31/08).

Benchmark
The Fund’s benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of countries, which includes Brady bonds, sovereign debt, local debt, and Eurodollar debt, all of which are U.S. dollar denominated.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund because the economies of emerging countries tend to be more volatile than the economies of developed countries.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. In addition, the Fund typically uses OTC derivatives, including credit default swaps and other types of swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Leveraging Risk – Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

•	High Yield Risk – Below investment grade bonds (also known as “junk bonds”) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), and Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund).

52

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, as in effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.09% (4Q1999)
Lowest Quarter: −34.91% (3Q1998)
Year-to-Date (as of 3/31/08): −3.42%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				4/19/94

Return Before Taxes	6.47%	18.09%	13.57%	18.94%

Return After Taxes on Distributions	3.24%	13.09%	8.44%	12.33%

Return After Taxes on Distributions and Sale of Fund Shares	4.18%	12.88%	8.48%	12.33%

JPMorgan EMBIG[a]	6.28%	12.67%	10.09%	12.87%

JPMorgan EMBIG+[b]	6.28%	12.67%	9.90%	12.74%

Class IV				1/9/98

Return Before Taxes	6.63%	18.16%	N/A	14.09%

JPMorgan EMBIG[a]	6.28%	12.67%	N/A	10.37%

JPMorgan EMBIG+[b]	6.28%	12.67%	N/A	10.22%

a Fund’s benchmark.

b The JPMorgan Emerging Markets Bond Index Global (“EMBIG”)+ is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Emerging Markets Bond Index (“EMBI”) prior to 8/31/95, (ii) the JPMorgan EMBI+ through 12/31/99, and (iii) the JPMorgan EMBIG thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.50%[1]	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class IV

Management fee	0.35%		0.35%
Shareholder service fee	0.15%		0.10%
Other expenses	0.82%	[2]	0.82%	[2]
Total annual fund operating expenses	1.32%[3]		1.27%[3]

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” have been restated to reflect current fees and reflect inclusion of interest expense incurred by the Fund as a result of entering into reverse repurchase agreements. For the fiscal year ended February 29, 2008, other expenses (before addition of interest expense) and interest expense were 0.08% and 0.74%, respectively. “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 29, 2008. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying Funds were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses).

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$390	$688	$1,008	$1,918	$184	$466	$770	$1,632
Class IV	$385	$675	$987	$1,873	$179	$453	$748	$1,587
* After reimbursement

53

 GMO SHORT-DURATION INVESTMENT FUND
Fund Inception Date: 4/18/90

Investment objective
Provide current income.

Principal investment strategies
The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund seeks to achieve this objective by investing a substantial portion of its assets in Short-Duration Collateral Fund (“SDCF”), which primarily invests in high quality U.S. and foreign adjustable rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund invests in high quality fixed income securities, which may include high quality asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers’ acceptances, and other bank obligations. The Fund also may enter into credit default swaps and repurchase agreements and use exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts that may not be considered to be high quality due to the creditworthiness of the counterparties to these agreements. While the Fund makes investments in high quality fixed income securities, it may choose not to dispose of a security whose rating is lowered after purchase.

In selecting fixed income securities for the Fund’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager employs fundamental investment techniques to identify the credit risk associated with investments in certain fixed income securities and based on such risk determination, makes its investment selections.

The Manager normally seeks to maintain a duration of 365 days or less for the Fund’s portfolio. The Fund’s dollar-weighted average portfolio maturity may be substantially longer than the Fund’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds – Duration” on page 43.

The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds.

Benchmark
The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of the Fund’s benchmark is generally 90 days.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, the Fund’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Liquidity Risk – The Fund’s or SDCF’s ability to sell securities may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. The Fund invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in its benchmark. As a result, the Fund’s investments may not be as liquid as those of other high quality fixed income funds.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund or SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or borrower of an underlying Fund’s securities), Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

54

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 2.39% (2Q2006)
Lowest Quarter: −6.35% (4Q2002)
Year-to-Date (as of 3/31/08): −2.10%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				4/18/90#

Return Before Taxes	0.68%	2.97%	3.17%	4.51%

Return After Taxes on Distributions	–1.36%	1.69%	1.49%	2.52%

Return After Taxes on Distributions and Sale of Fund Shares	–0.23%	1.74%	1.68%	2.64%

JPMorgan U.S. 3 Month Cash Index	5.70%	3.41%	4.21%	4.84%

# For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.05%
Shareholder service fee	0.15%
Other expenses	0.62%	[2]
Total annual fund operating expenses	0.82%
Expense reimbursement	(0.62%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.20%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in other Funds of the Trust (the “underlying Funds”) for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Funds were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.05% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.05% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.05% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$230	$431	$650	$1,280	$20	$204	$403	$978

* After reimbursement

55

 GMO SHORT-DURATION COLLATERAL SHARE FUND
Fund Inception Date: 3/1/06

Investment objective
Total return comparable to that of its benchmark.

Principal investment strategies
The Fund invests substantially all of its assets in Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) (see page 140 for a discussion of SDCF) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF.

SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility (although market changes may indirectly result in volatility). Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter (“OTC”) derivatives, including swap contracts, futures contracts, options on futures, options on swaps (or “swaptions”) and other types of options, and forward currency contracts, SDCF’s fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF may hold fixed income securities whose ratings after they were acquired were below investment grade.

In selecting fixed income securities for SDCF’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager employs fundamental investment techniques to identify the credit risk associated with investments in certain fixed income securities and based on such risk determination, makes its investment selections.

The Manager normally seeks to maintain a duration of 365 days or less for SDCF’s portfolio. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds – Duration” on page 43.

As described more fully under “How to Redeem Shares – Current Market Conditions” on page 102, SDCF declared and paid a dividend on October 23, 2008 equal to substantially all of the cash on hand in SDCF. Since that date, SDCF has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF intends to continue this practice. To the extent that you invest in the Fund, your cash will be invested in SDCF and SDCF will distribute that cash to its shareholders rather than investing in additional portfolio securities. This means that investments in the Fund will indirectly provide liquidity to other investors in SDCF and will not augment diversification or otherwise affect current portfolio holdings of SDCF.

Additionally, as described under “How to Redeem Shares – Current Market Conditions” on page 102, the Fund and SDCF expect to honor nearly all redemptions in-kind.

Benchmark
The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of the Fund’s benchmark is generally 90 days.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, SDCF’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Liquidity Risk – SDCF’s ability to sell securities may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions. SDCF invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in the Fund’s and SDCF’s benchmark. As a result, SDCF’s investments may not be as liquid as those of other high quality fixed income funds.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or borrower of an underlying Fund’s securities), and Non-Diversification Risk (the Fund and SDCF are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified).

56

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 1.33% (1Q2007)
Lowest Quarter: –0.77% (4Q2007)
Year-to-Date (as of 3/31/08): −3.23%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				12/28/06

Return Before Taxes	–0.40%	N/A	N/A	–0.40%

Return After Taxes on Distributions	–2.27%	N/A	N/A	–2.26%

Return After Taxes on Distributions and Sale of Fund Shares	–0.94%	N/A	N/A	–1.69%

JPMorgan U.S. 3 Month Cash Index	5.70%	N/A	N/A	5.66%

Class VI*				3/1/06

Return Before Taxes	–0.40%	N/A	N/A	2.24%

JPMorgan U.S. 3 Month Cash Index	5.70%	N/A	N/A	5.55%

* For the period from February 27, 2007 to December 31, 2007, no Class VI shares were outstanding. The returns shown above for that period are those of Class III shares, which have higher expenses. Therefore, the returns shown above would have been higher if Class VI shares had been outstanding during that period.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class VI

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.05%		0.05%
Shareholder service fee	0.15%		0.055%
Other expenses	0.16%	[2]	0.16%	[2]
Total annual fund operating expenses	0.36%		0.27%
Expense reimbursement	(0.16%	)[3]	(0.16%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.20%		0.11%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in SDCF (the “underlying Fund”) for the fiscal year ended February 29, 2008. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying Fund were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, investment-related costs, and other expenses described on page 96 of this Prospectus) exceed 0.05% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized indirect expenses of SDCF) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$230	$331	$442	$766	$20	$102	$191	$451
Class VI	$221	$301	$388	$645	$11	$71	$136	$327

** After reimbursement

57

 GMO INFLATION INDEXED PLUS BOND FUND
Fund Inception Date: 5/31/06

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund primarily makes investments that are indexed or otherwise “linked” to general measures of inflation in the country of issue. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bonds. For purposes of this Prospectus, “inflation indexed bonds” include instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.
The Manager may implement its strategies:  (i) directly by purchasing inflation indexed bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund has invested and may continue to invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund;
•	in inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;
•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures);
•	in futures contracts, swap contracts, currency forwards, currency options and other types of derivatives (to gain synthetic exposure to inflation indexed bonds and/or to global interest rate and currency markets);
•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”); and
•	in non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).
The Manager seeks to identify investments that, in the opinion of the Manager, represent favorable values relative to their market prices. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets and to determine currency and interest rate exposures. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets.

Benchmark
The Fund’s benchmark is the Barclays Capital U.S. Treasury Inflation Notes Index, which is independently maintained by Barclays Capital and consists of Inflation-Protection Securities issued by the U.S. Treasury (TIPS).

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s inflation indexed bonds will decline during periods of rising real interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. Increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. In addition, the Fund’s investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.
•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.
•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single counterparty.
•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.
Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

58

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 1.60% (1Q2007)
Lowest Quarter: 0.12% (2Q2007)
Year-to-Date (as of 3/31/08): 3.27%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				6/29/06

Return Before Taxes	0.86%	N/A	N/A	3.03%

Return After Taxes on Distributions	–2.05%	N/A	N/A	0.22%

Return After Taxes on Distributions and Sale of Fund Shares	–0.12%	N/A	N/A	0.78%

Barclays Capital U.S. Treasury Inflation Notes Index	11.64%	N/A	N/A	9.51%

Class VI				5/31/06

Return Before Taxes	1.02%	N/A	N/A	2.91%

Barclays Capital U.S. Treasury Inflation Notes Index	11.64%	N/A	N/A	8.89%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III		Class VI

Redemption fee (as a percentage of amount redeemed)	2.00%	[1]	2.00%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.25%		0.25%
Shareholder service fee	0.15%	[2]	0.055%	[2]
Other expenses	0.20%	[3]	0.20%	[3]
Acquired fund fees and expenses (underlying Fund expenses)	0.10%	[4]	0.10%	[4]
Total annual fund operating expenses	0.70%		0.61%
Expense reimbursement/waiver	(0.15%	)[2,5]	(0.15%	)[2,5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.55%		0.46%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

3 “Other expenses” have been restated to reflect current fees and reflect inclusion of interest expense incurred by the Fund as a result of entering into reverse repurchase agreements. For the fiscal year ended February 29, 2008, other expenses (before addition of interest expense) and interest expense were 0.13% and 0.07%, respectively.

4 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal period ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.06% and 0.04%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

5 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying Funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$265	$438	$626	$1,172	$56	$211	$379	$867
Class VI	$256	$410	$578	$1,067	$47	$182	$330	$759
* After reimbursement

59

 GMO U.S. TREASURY FUND
Fund Inception Date: 3/17/09

Investment objective

Liquidity and safety of principal with current income as a secondary objective.

Principal investment strategies

The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.

As a principal investment strategy the Fund may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon the Fund having an interest in the security that can be realized in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are also backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). The Fund may also invest in unaffiliated money market funds.

The Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if there is a default by the counterparty to the repurchase agreement the Fund may own a security with a stated or remaining maturity of greater than one year.

Although the Fund primarily invests in short-term obligations, it will not operate as a money market fund and is not required to comply with the duration, quality, diversification and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for the Fund’s portfolio. The Manager determines the Fund’s dollar-weighted average portfolio duration by aggregating the durations of the Fund’s individual holdings and weighting each holding based on its market value.

In selecting U.S. Treasury securities for the Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.

Other GMO Funds may invest in the Fund in order to achieve exposure to U.S. Treasury securities, to invest cash held by those GMO Funds and/or to seek to generate a return similar to yields on U.S. Treasury securities for those GMO Funds.

Benchmark

The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is an unmanaged index of three-month U.S. Treasury bills.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero during certain market conditions.

•	Liquidity Risk – The Fund’s ability to sell fixed income securities may be limited or non-existent due to low trading volume, lack of a market maker, or legal restrictions.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security (such as a U.S. Treasury security), the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.

60

Performance
Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.08%[1]
Other expenses	0.04%[2,3]
Total annual operating expenses	0.12%[2]
Expense reimbursement/waiver	(0.04%)[1,4]
Net annual expenses	0.08%

1 The Manager has voluntarily agreed to waive the Fund’s management fee. The Manager may change or terminate this waiver at any time. This waiver is in addition to the Manager’s contractual agreement to reimburse the Fund for Fund expenses through at least June 30, 2010 (see footnote 4 below). During any period for which the voluntary management fee waiver is in effect, the Fund will incur management fees at an annual rate lower than 0.08% of the Fund’s average daily net assets, and, as a result, estimated net annual expenses for the Fund will be lower.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (without giving effect to any voluntary management fee waiver) (excluding investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.08% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses through June 30, 2010 are the same as shown in the table above under “Net annual expenses” and that for all subsequent periods the Fund’s operating expenses will be the same as shown in the table above under “Total annual operating expenses,” and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year	3 Years

GMO U.S. Treasury Fund	$8	$35

61

 GMO ASSET ALLOCATION BOND FUND
Fund Inception Date: 3/18/09

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund may invest in bonds of any kind. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the Fund may invest in include, but are not limited to:

•	investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities;

•	below investment grade bonds (also known as “junk bonds”);

•	inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

•	futures contracts, currency options, currency forwards, swap contracts, interest rate options, swaps on interest rates, and other types of derivatives;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as “junk bonds”)); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

The Fund may gain exposure to the investments described above directly or indirectly through investments in shares of other GMO Funds, including U.S. Treasury Fund.

The Fund may invest up to 100% of its assets in below investment grade bonds (also known as “junk bonds”). Junk bonds are also called “high yield bonds.” The Fund may also hold securities that are downgraded to below investment grade status after the time of purchase by the Fund.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as corporate, U.S. government, foreign, and asset-backed bond sectors, and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. The Fund may take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market.

The Manager does not seek to maintain a specified portfolio duration for the Fund, and the Fund’s portfolio duration will change depending on the Fund’s investments and the Manager’s current outlook on different sectors of the bond market.

Benchmark
The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is an unmanaged index of three-month U.S. Treasury bills.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. To the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and as a result has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	High Yield Risk – Below investment grade bonds (also known as “junk bonds”) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds.

Other principal risks of an investment in the Fund include Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Foreign Investment Risk (the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another), and Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected).

62

Performance
Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.25%		0.25%
Shareholder service fee	0.15%	[1]	0.055%	[1]
Other expenses	0.24%	[2,3]	0.24%	[2,3]
Total annual operating expenses	0.64%	[2]	0.55%	[2]
Expense reimbursement/waiver	(0.24%)	[1,2,4]	(0.24%)	[1,2,4]
Net annual expenses	0.40%[2]		0.31%[2]

1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years

Class III	$41	$181
Class VI	$32	$152

* After reimbursement

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64

ASSET ALLOCATION FUNDS (“FUNDS OF FUNDS”)

The Asset Allocation Funds invest primarily in other GMO Funds (“underlying Funds”). As a result, the Asset Allocation Funds are exposed to the risks of the underlying Funds in which they invest. As described in this prospectus, several of the underlying Funds (e.g., many of the Fixed Income Funds) themselves invest a substantial portion of their assets in other GMO Funds. In addition, some of the Asset Allocation Funds may invest in GMO Alternative Asset Opportunity Fund (“AAOF”), GMO Flexible Equities Fund (“FLEX”), GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Situations Fund (“SSF”), and/or GMO World Opportunity Overlay Fund (“Overlay Fund”), which are offered through separate private placement memoranda. Furthermore, each of the Asset Allocation Funds that invests in Fixed Income Funds may hold investments in GMO Domestic Bond Fund and GMO Strategic Fixed Income Fund. For more information regarding AAOF, GMO Domestic Bond Fund, FLEX, SDCF, SSF, GMO Strategic Fixed Income Fund, and Overlay Fund see “Investment in Other GMO Funds” on page 138.

When used in this section, references to the U.S. Equity Funds, International Equity Funds, Fixed Income Funds, and/or Emerging Markets Funds include the GMO Funds listed below:

U.S. Equity Funds

— U.S. Core Equity Fund
— Tobacco-Free Core Fund
— Quality Fund
— U.S. Intrinsic Value Fund
— U.S. Growth Fund
— U.S. Small/Mid Cap Value Fund
— U.S. Small/Mid Cap Growth Fund
— Real Estate Fund

International Equity Funds

— International Core Equity Fund
— International Intrinsic Value Fund
— International Growth Equity Fund
— Developed World Stock Fund
— Currency Hedged International Equity Fund
— International Small Companies Fund

Fixed Income Funds

— Core Plus Bond Fund
— International Bond Fund
— Currency Hedged International Bond Fund
— Global Bond Fund
— Emerging Country Debt Fund
— Short-Duration Investment Fund
— Short-Duration Collateral Share Fund
— Inflation Indexed Plus Bond Fund
— U.S. Treasury Fund
— Asset Allocation Bond Fund

Emerging Markets Funds

— Emerging Markets Fund

65

 GMO U.S. EQUITY ALLOCATION FUND
Fund Inception Date: 12/31/92

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the U.S. Equity Funds, and also may invest in shares of Flexible Equities Fund (collectively, the “underlying Funds”). The Fund seeks exposure to U.S. equity securities (including both growth and value style equities and equities of any market capitalization) in the Wilshire 5000 Stock Index (an independently maintained and published equity index that measures the performance of all U.S.-headquartered equity securities with readily available price data) through its investments in each of the underlying Funds. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds’ investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by underlying Funds), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an underlying Fund’s derivatives counterparty or a borrower of an underlying Fund’s securities), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified), and Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries).

66

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.06% (2Q2003)
Lowest Quarter: −16.54% (3Q2002)
Year to Date (as of 3/31/08): −9.82%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years*	Incept.*

Class III				12/31/92

Return Before Taxes	2.18%	11.33%	8.36%	12.52%

Return After Taxes on Distributions	–0.62%	9.89%	5.51%	7.92%

Return After Taxes on Distributions and Sale of Fund Shares	3.94%	9.58%	5.82%	8.28%

Russell 3000 Index[a]	5.14%	13.63%	6.22%	10.48%

Russell 3000+[b]	5.14%	13.62%	6.28%	10.75%

a Fund’s benchmark.
b The Russell 3000+ is a composite benchmark computed by the Manager, and represents (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) until 2/28/03, and (ii) the Russell 3000 Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

* The Fund’s performance during 2001 was positively affected by approximately 7.50% as a result of the Fund’s receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.02%	[1]
Redemption fee (as a percentage of amount redeemed)	0.02%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.04%
Acquired fund fees and expenses (underlying Fund expenses)	0.41%	[2]
Total annual fund operating expenses	0.45%
Expense reimbursement	(0.04%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.41%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.41% and less than 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$46	$151	$266	$602	$44	$149	$264	$599

** After reimbursement

67

 GMO INTERNATIONAL EQUITY ALLOCATION FUND
Fund Inception Date: 10/11/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds). The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging countries) equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging
Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

68

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 21.27% (2Q2003)
Lowest Quarter: −15.91% (3Q1998)
Year-to-Date (as of 3/31/08): −8.50%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				10/11/96

Return Before Taxes	17.01%	26.39%	13.85%	12.69%

Return After Taxes on Distributions	13.54%	24.27%	12.03%	10.75%

Return After Taxes on Distributions and Sale of Fund Shares	13.82%	22.81%	11.44%	10.26%

MSCI ACWI Ex-U.S. Index	16.65%	24.02%	9.81%	9.06%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.18%	[1]
Redemption fee (as a percentage of amount redeemed)	0.18%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.76%	[2]
Total annual fund operating expenses	0.77%
Expense reimbursement	(0.01%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.76%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$114	$294	$488	$1,051	$95	$273	$466	$1,024

* After reimbursement

69

 GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/5/06

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds). The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of other funds that only invest in less expensive asset classes.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

70

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, as in effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 7.31% (2Q2007)
Lowest Quarter: –2.21% (4Q2007)
Year-to-Date (as of 3/31/08): −7.67%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				06/05/06

Return Before Taxes	13.20%	N/A	N/A	17.29%

Return After Taxes on Distributions	10.75%	N/A	N/A	15.04%

Return After Taxes on Distributions and Sale of Fund Shares	10.20%	N/A	N/A	14.05%

MSCI EAFE Index	11.17%	N/A	N/A	15.91%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%[1]
Redemption fee (as a percentage of amount redeemed)	0.04%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.61%[2]
Total annual fund operating expenses	0.63%
Expense reimbursement	(0.02%)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.61%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized expected indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$70	$219	$381	$850	$66	$214	$376	$844

* After reimbursement

71

 GMO GLOBAL EQUITY ALLOCATION FUND
 (formerly known as GMO Global (U.S.+) Equity Allocation Fund)
Fund Inception Date: 11/26/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.
Benchmark
The Fund’s benchmark is the MSCI ACWI (All Country World Index) Index, a global developed and emerging markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.
•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

72

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.79% (2Q2003)
Lowest Quarter: −14.30% (3Q2002)
Year-to-Date (as of 3/31/08): −8.92%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				11/26/96

Return Before Taxes	9.31%	17.92%	10.78%	11.54%

Return After Taxes on Distributions	6.27%	15.94%	8.49%	8.87%

Return After Taxes on Distributions and Sale of Fund Shares	8.93%	15.26%	8.37%	8.77%

MSCI ACWI Index[a]	11.66%	18.24%	7.60%	8.01%

GMO Global Equity Index[b]	8.24%	15.58%	6.94%	8.21%

a Fund’s benchmark effective June 1, 2008.

b The GMO Global Equity Index is a composite benchmark computed by GMO that consists of the S&P 500 Index (75%) and the MSCI ACWI ex-U.S. Index (25%). Effective June 1, 2008, the Fund changed its benchmark from the GMO Global Equity Index to the MSCI ACWI Index because the Manager expects that the Fund will tend to have a larger allocation to non-U.S. equities.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.12%	[1]
Redemption fee (as a percentage of amount redeemed)	0.12%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.60%	[2]
Total annual fund operating expenses	0.62%
Expense reimbursement	(0.02%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.60%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.59% and 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$86	$237	$402	$879	$73	$223	$387	$861

* After reimbursement

73

 GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/16/05

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

74

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, as in effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 8.27% (4Q2006)
Lowest Quarter: −1.64% (4Q2007)
Year-to-Date (as of 3/31/08): −8.77%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				6/16/05

Return Before Taxes	9.95%	N/A	N/A	15.95%

Return After Taxes on Distributions	7.56%	N/A	N/A	14.08%

Return After Taxes on Distributions and Sale of Fund Shares	8.44%	N/A	N/A	13.23%

MSCI World Index	9.04%	N/A	N/A	15.22%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%	[1]
Redemption fee (as a percentage of amount redeemed)	0.04%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.53%	[2]
Total annual fund operating expenses	0.54%
Expense reimbursement	(0.01%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.53%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$62	$196	$341	$764	$58	$191	$336	$758

* After reimbursement

75

 GMO GLOBAL BALANCED ASSET ALLOCATION FUND
Fund Inception Date: 6/28/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds (including one or more of the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. The Fund, however, intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI ACWI (All Country World Index) Index (an international equity index, independently maintained and published by Morgan Stanley Capital International) and (ii) the Barclays Capital U.S. Aggregate Index (an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index. From June 30, 2002 through March 31, 2007, the GMO Global Balanced Index consisted of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international equity index (excluding U.S. and including emerging countries) that is independently maintained and published by Morgan Stanley Capital International); and (iii) the Barclays Capital U.S. Aggregate Index in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Barclays Capital U.S. Aggregate Index). On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

76

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, as in effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 14.30% (4Q1998)
Lowest Quarter: −15.08% (3Q1998)
Year-to-Date (as of 3/31/08): −4.41%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III*				6/28/96

Return Before Taxes	6.31%	13.72%	9.30%	9.39%

Return After Taxes on Distributions	3.94%	11.98%	7.21%	7.06%

Return After Taxes on Distributions and Sale of Fund Shares	4.43%	11.13%	6.95%	6.85%

MSCI ACWI Index	11.66%	18.24%	7.60%	8.37%

Barclays Capital U.S. Aggregate Index	6.97%	4.42%	5.97%	6.46%

GMO Global Balanced Index[a]	9.40%	11.98%	7.04%	8.45%

Global Balanced Benchmark+[b]	9.40%	11.98%	5.52%	6.54%

a Fund’s benchmark (computed by the Manager).
b The Global Balanced Benchmark+ is a composite benchmark computed by the Manager, and represents (i) the MSCI ACWI (All Country World Index) Index an international equity index, independently maintained and published by Morgan Stanley Capital International) until 6/30/02, and (ii) the GMO Global Balanced Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

* The Fund commenced operations on June 28, 1996 with two classes of shares – Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund’s principal investment strategies, effective June 30, 2002.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.09%[1]
Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.60%[2]
Total annual fund operating expenses	0.61%
Expense reimbursement	(0.01%)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.60%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.58% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$279	$454	$644	$1,196	$70	$227	$397	$891

** After reimbursement

77

 GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
Fund Inception Date: 5/31/05

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds (including one or more of the Emerging Market Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the GMO Strategic Opportunities Allocation Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index (a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International) and (ii) the Barclays Capital U.S. Aggregate Index (an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 75% (MSCI World Index) and 25% (Barclays Capital U.S. Aggregate Index).

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.
     Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

78

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 6.58% (4Q2006)
Lowest Quarter: – 0.70% (4Q2007)
Year-to-Date (as of 3/31/08): −5.42%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/05

Return Before Taxes	6.86%	N/A	N/A	12.99%

Return After Taxes on Distributions	5.07%	N/A	N/A	11.33%

Return After Taxes on Distributions and Sale of Fund Shares	4.67%	N/A	N/A	10.38%

GMO Strategic Opportunities Allocation Index*	8.62%	N/A	N/A	12.85%

MSCI World Index	9.04%	N/A	N/A	15.65%

Barclays Capital U.S. Aggregate Index	6.97%	N/A	N/A	4.53%

* Fund’s benchmark (computed by the Manager).

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.03%[1]
Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.56%[2]
Total annual fund operating expenses	0.58%
Expense reimbursement	(0.02%)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.56%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.54% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$269	$429	$604	$1,111	$60	$202	$356	$805

** After reimbursement

79

 GMO BENCHMARK-FREE ALLOCATION FUND
Fund Inception Date: 7/23/03

Investment objective
The Fund seeks a positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not “relative” return). There can be no assurance that the Fund will achieve its investment objective.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds (including one or more of the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. While the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. The Manager’s ability to shift investments among the underlying Funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, invest a substantial portion of its assets in a single underlying Fund.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. In addition, while each Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging countries). The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads. Credit spreads may increase because of market perception of credit risk. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of variable prepayments on the underlying obligations, depending upon changes in interest rates, and to additional risks, which vary based on those securities’ deal structure, the nature and quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Smaller Company Risk – From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of securities of larger capitalization companies.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities) Liquidity Risk (difficulty in selling underlying Fund investments), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified), Leveraging Risk (increased risk from use of derivatives by an underlying Fund), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited).

80

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period shown and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 8.37% (4Q2004)
Lowest Quarter: −3.04% (2Q2004)
Year-to-Date (as of 3/31/08): −3.33%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/03

Return Before Taxes	8.95%	N/A	N/A	17.28%

Return After Taxes on Distributions	6.01%	N/A	N/A	14.44%

Return After Taxes on Distributions and Sale of Fund Shares	7.40%	N/A	N/A	13.84%

MSCI World Index[a]	9.04%	N/A	N/A	16.08%

Consumer Price Index[b]	4.12%	N/A	N/A	3.18%

a The MSCI World Index is a global developed markets equity index that is independently maintained and published by Morgan Stanley International.
b The Consumer Price Index produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.10%	[1]
Redemption fee (as a percentage of amount redeemed)	2.00%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.82%	[2]
Total annual fund operating expenses	0.83%
Expense reimbursement	(0.01%	)[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.82%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.78% and 0.04%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$302	$533	$784	$1,503	$94	$308	$540	$1,206

* After reimbursement

81

 GMO ALPHA ONLY FUND
Fund Inception Date: 7/29/94

Investment objective
Seeks to outperform the Fund’s benchmark.

Principal investment strategies
The Fund invests primarily in shares of the U.S. Equity Funds and the International Equity Funds (which may include one or more of the Emerging Markets Funds), and also may invest in shares of Emerging Country Debt Fund (“ECDF”) and Flexible Equities Fund (collectively, the “underlying Funds”). In addition, the Fund may invest directly in securities of the type in which those Funds invest. The Fund implements its strategy with either direct or indirect investments in a combination of U.S., foreign, and emerging country equities and emerging country debt.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds and securities in which the Fund invests and to decide how much to invest in each. The models use rolling multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes). The Manager seeks to hedge some or all of the expected return (and foreign currency exposure) of the broader asset classes in which the Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities. The Manager shifts investments in response to changes in its investment outlook and market valuations and to accommodate cash flows.

To the extent that the Fund’s hedges are effective, the performance of the Fund’s portfolio is expected to have a low correlation to the performance of the broader global asset classes in which the Fund directly or indirectly invests. Instead, the Fund is expected to produce returns more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the underlying Funds and/or securities as well as the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, an independently maintained and published short-term bill index. On an annualized basis, the Fund seeks to outperform its benchmark by 1.5%-2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund’s hedging positions, the value of the Fund’s shares will be adversely affected if the return on the Fund’s equity positions is lower than the market returns that are the subject of the Fund’s hedging positions.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s or an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s or an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening credit spreads. Credit spreads may increase because of market perception of credit risk.
     Other principal risks of an investment in the Fund include Leveraging Risk (increased risks from use of derivatives by the Fund or an underlying Fund), Liquidity Risk (difficulty in selling Fund or underlying Fund investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s or an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund or a borrower of the Fund’s or an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment by the Fund or an underlying Fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is theoretically unlimited). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

82

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns in the table reflect current purchase premiums and redemption fees, which took effect after December 31, 2007. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 8.01% (2Q1999)
Lowest Quarter: −4.10% (2Q1998)
Year-to-Date (as of 3/31/08): 1.46%
Average Annual Total Returns
Periods Ending December 31, 2007

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/94

Return Before Taxes	7.60%	4.23%	5.95%	5.22%

Return After Taxes on Distributions	7.22%	3.86%	4.61%	3.68%

Return After Taxes on Distributions and Sale of Fund Shares	5.30%	3.49%	4.30%	3.54%

Citigroup 3 Month Treasury Bill Index	4.74%	2.95%	3.62%	4.06%

Class IV				3/2/06

Return Before Taxes	7.75%	N/A	N/A	5.31%

Citigroup 3 Month Treasury Bill Index	4.74%	N/A	N/A	4.80%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.00%[1]	0.00%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%[1]	0.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.50%	0.50%
Shareholder service fee	0.15%[2]	0.10%[2]
Other expenses	0.02%	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.64%[3]	0.64%[3]
Total annual fund operating expenses	1.31%	1.26%
Expense reimbursement/waiver	(0.50%)[2,4]	(0.50%)[2,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.81%	0.76%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 29, 2008, which have been restated to reflect current fees for certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 96 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying Funds (excluding these Funds’ Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$83	$372	$683	$1,566	$83	$372	$683	$1,566
Class IV	$78	$357	$657	$1,510	$78	$357	$657	$1,510

* After reimbursement

83

DESCRIPTION OF PRINCIPAL RISKS

The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	U.S. Equity Funds									International Equity Funds
	U.S. Core Equity Fund	Tobacco- Free Core Fund	Quality Fund	U.S. Intrinsic Value Fund	U.S. Growth Fund	U.S. Small/Mid Cap Value Fund	U.S. Small/Mid Cap Growth Fund	Real Estate Fund	Tax- Managed U.S. Equities Fund	International Core Equity Fund	International Intrinsic Value Fund	International Growth Equity Fund	Developed World Stock Fund	Currency Hedged International Equity Fund	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund	Emerging Markets Fund	Emerging Countries Fund	Tax- Managed International Equities Fund

Market Risk – Equity Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Market Risk – Fixed Income Securities

Liquidity Risk						•	•							•	•	•	•	•	•	•

Smaller Company Risk						•	•	•	•	•	•	•		•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk										•	•	•	•	•	•	•	•	•	•	•

Currency Risk										•	•	•	•	•	•	•	•	•	•	•

Non-Diversification Risk			•	•	•		•	•	•				•	•	•			•	•	•

Focused Investment Risk			•					•										•	•

Real Estate Risk								•

Leveraging Risk

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk

Commodities Risk

High Yield Risk

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

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	Fixed Income Funds										Asset Allocation Funds
							Short-	Inflation					International		World	Global
	Core		Currency		Emerging	Short-	Duration	Indexed		Asset	U.S.	International	Opportunities	Global	Opportunities	Balanced	Strategic	Benchmark-
	Plus	International	Hedged	Global	Country	Duration	Collateral	Plus	U.S.	Allocation	Equity	Equity	Equity	Equity	Equity	Asset	Opportunities	Free	Alpha
	Bond	Bond	International	Bond	Debt	Investment	Share	Bond	Treasury	Bond	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Only
	Fund	Fund	Bond Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Market Risk-Equity Securities											•	•	•	•	•	•	•	•	•

Market Risk-Fixed Income Securities	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•

Liquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Smaller Company Risk											•	•	•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk	•	•	•	•	•			•		•		•	•	•	•	•	•	•	•

Currency Risk	•	•	•	•	•			•		•		•	•	•	•	•	•	•	•

Non-Diversification Risk	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•	•	•

Focused Investment Risk	•	•	•	•	•	•	•	•		•

Real Estate Risk											•			•	•	•	•		•

Leveraging Risk	•	•	•	•	•			•		•		•	•	•	•	•	•	•	•

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk												•	•	•	•	•	•	•	•

Commodities Risk												•	•	•	•	•	•	•

High Yield Risk					•					•

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

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Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and some related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments.

Each Fund that invests in other GMO Funds (as indicated in each such Fund’s “Principal investment strategies” above) is exposed to all the risks to which those GMO Funds are exposed. Therefore, unless otherwise noted herein, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in “Fund Summaries” above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through another GMO Fund.

• MARKET RISK.  All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks include the following:

Equity Securities.  A principal risk of each Fund with a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

The U.S. Equity Funds, International Equity Funds, and some Asset Allocation Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Funds’ investments.

Value Securities Risk.  A Fund may purchase some equity securities at prices below what the Manager believes to be their fundamental value. The Funds bear the risk that the market may not recognize the value of such securities while they are held by the Fund. Thus, the prices of these securities may decline or the securities may fail to deliver the return that the Manager anticipates. These risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.

Growth Securities Risk.  Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations than other securities because of their heavy dependence on future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for U.S. Growth Fund, International Growth Equity Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.

Fixed Income Securities.  A principal risk of each Fund (e.g., the Fixed Income Funds and certain Asset Allocation Funds) that has a significant investment in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) is that the value of those securities typically changes as interest rates fluctuate. This kind of market risk, also called “interest rate risk,” is generally greater for Funds investing in fixed income securities with longer durations. During certain market conditions where interest rates on short term U.S. Treasury obligations equal or approach zero, the yield on those securities purchased by a Fund could be zero or even negative, resulting in negative returns for a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund. Fixed income securities are also subject to credit risk (see “Credit and Counterparty Risk” below) and, for foreign-currency denominated instruments, currency risk (see “Currency Risk” below).

Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. The value of fixed-rate securities generally falls when interest rates rise, since prospective interest payments exceed current payments; the opposite is true when interest rates fall, since current investments have locked in a higher interest rate. The extent to which a security’s value moves with interest rates is referred to as interest-rate duration, which can be measured mathematically or empirically. Longer-maturity investments generally have longer durations, as the investment’s fixed rate is locked in for longer. Floating-rate or adjustable-rate securities, however, generally have short interest rate durations, since their interest rates are not fixed but rather float up and down with the level of prevailing interest rates.

In addition, the value of inflation indexed bonds is expected to change in response to changes in real interest rates. Their value typically will decline during periods of rising real interest rates, and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the value of inflation indexed bonds may decline more than the values of non-inflation indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance that the value of a Fund’s inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest payable on these investments (calculated with respect to a smaller principal amount) will be reduced. The interest payments on these investments cannot be known with certainty. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, however, the adjusted

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principal value of the bond repaid at maturity may be less than the original principal. These risks are particularly pronounced for Inflation Indexed Plus Bond Fund, which primarily invests in inflation indexed bonds.

An additional type of market risk exists for Funds that invest heavily in asset-backed securities. Those securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The underlying obligations, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, particularly during periods of falling interest rates. A Fund may be unable to invest prepayments at as high a yield as the asset-backed security.

The value of an asset-backed security may depend on the servicing of its underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets as well as costs and delays. The risks associated with asset-backed securities are particularly pronounced for each Fixed Income Fund that invests a substantial portion of its assets directly in asset-backed securities or in Short-Duration Collateral Fund, which has significant exposure to asset-backed securities. These Funds also may be subject to risks related to investing in asset-backed securities backed by different types of consumer debt (e.g., credit-card receivables, automobile loans, educational loans, and home equity loans). Additionally, government intervention (such as guarantees) in certain sectors of the credit markets may have adverse valuation and liquidity effects on various sectors of the credit markets, including those represented in the Funds’ holdings. See “Focused Investment Risk” below for a discussion of these risks and the Funds for which these risks are particularly pronounced.

Most of the Fixed Income Funds also may invest, from time to time, in fixed income securities paying no interest, such as zero coupon and principal-only and interest-only securities, and, to the extent they make such investments, those Funds will be exposed to additional market risk.

• LIQUIDITY RISK.  A Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit the Fund’s ability to sell particular securities or close out derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve the use of derivatives (in particular over-the-counter (“OTC”) derivatives) and/or investment in securities of companies with smaller market capitalizations, foreign securities (in particular emerging market securities), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These types of investments, including derivatives, are more likely to be fair valued (see “Determination of Net Asset Value”). A Fund also may be exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short position). In addition, although U.S. Treasury securities have historically been among the most liquid fixed income investments, there can be no assurance that the market will not become less liquid in the future.

Liquidity risk is particularly pronounced for Emerging Country Debt Fund, which invests a substantial portion of its assets in sovereign debt of emerging countries that typically is less liquid than the debt securities in its benchmark. Liquidity risk also may be pronounced for Asset Allocation Bond Fund to the extent that it invests a substantial portion of its assets in sovereign debt of emerging countries. This risk also is particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Foreign Small Companies Fund, and International Small Companies Fund, which make (or may make) investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that trade less frequently and in lesser quantities than more widely held securities. In addition, Emerging Markets Fund and Emerging Countries Fund may buy securities that are less liquid than those in their benchmarks. See “Smaller Company Risk” and “Foreign Investment Risk” below for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities.

In addition, Short-Duration Collateral Share Fund invests substantially all of its assets, and many Fixed Income Funds invest a substantial portion of their assets, in Short-Duration Collateral Fund. Short-Duration Collateral Fund, in turn, invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in the Funds’ benchmark. As a result, the Funds’ underlying investments may not be as liquid as those of other high quality fixed income funds. Furthermore, since 2007, certain mortgage-backed and other asset-backed securities have experienced limited liquidity. There can be no assurance that the market will, in the future, become more liquid with respect to such securities and it may well continue to be volatile for the foreseeable future.

• SMALLER COMPANY RISK.  Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market

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capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities. They also may trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation but also involve greater risks than customarily are associated with investments in more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations but are particularly pronounced for International Small Companies Fund and Foreign Small Companies Fund, which make investments primarily in small companies, and U.S. Small/Mid Cap Value Fund and U.S. Small/Mid Cap Growth Fund, which make investments primarily in small- and mid-cap companies. These risks also are particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which may invest a portion of their assets in companies with smaller market capitalizations. In addition, each of Emerging Markets Fund and Emerging Countries Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• DERIVATIVES RISK.  All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust their exposure to various securities, markets, and currencies without actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of selling Fund assets and making new investments over time. The SAI contains a description of the various derivatives a Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivatives exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, the Fund may invest in derivatives as to which the counterparty’s obligations are not secured by collateral (e.g., foreign currency forwards; see “Currency Risk” below), that require collateral but in which the Fund’s security interest is not perfected, or in which the derivative is not regularly marked-to-market (e.g., certain OTC derivatives). When the counterparties’ obligations are not secured by collateral, the Fund will be exposed to the risk of having limited recourse if a counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk may be particularly acute in an environment where financial services firms are exposed to systematic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, currency risk, and credit and counterparty risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, the derivatives may be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

Suitable derivatives may not be available in all circumstances. For example, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds will be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce risk exposure.

While all of the Funds are subject to these risks to the extent they use derivatives, the risks of derivatives are particularly pronounced for Currency Hedged International Equity Fund and each of the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund), which use derivatives directly or indirectly (through investment in other GMO Funds) in implementing their investment programs. In implementing those Funds’ investment programs, the Manager may use a variety of exchange-traded and OTC derivatives to create synthetic exposure to fixed income securities (instead of directly investing in those securities), hedge a Fund’s foreign currency exposure into the U.S. dollar, and/or achieve additional returns by investing in global interest rate, currency, and/or emerging country debt markets. In particular, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Inflation Indexed Plus Bond Fund typically directly or indirectly enter into various types of swap contracts, including credit default swaps, total return swaps on fixed income securities or indices, and interest rate swaps. Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and credit and counterparty risk (see “Credit and Counterparty Risk” below), and are subject to documentation risks. Swap contracts and other OTC derivatives also involve the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which such swaps and OTC derivatives may actually be closed out or sold. This valuation risk will be more pronounced in cases where the Fund enters into swaps and OTC derivatives with specialized terms because the value of those derivatives may in

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some cases be determined in part by reference to similar derivatives with more standardized terms. Credit default swaps involve one party paying another party for the right to receive a specified return in the event of a default by a third party (e.g., a corporate (including asset-backed security) or sovereign issuer) on a particular obligation. In addition, when as an alternative to purchasing bonds directly, a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results.

• FOREIGN INVESTMENT RISK.  Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the market prices of those securities may fluctuate more rapidly and to a greater degree than those of U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Foreign investment risk is a principal risk of each Fund that invests a material portion of its assets in foreign securities. This risk is particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities, and for Core Plus Bond Fund, Inflation Indexed Plus Bond Fund, and Asset Allocation Bond Fund, which may seek additional returns, in part, by investing in foreign bonds. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.

In addition, Funds that invest a significant portion of their assets in the securities of issuers based in emerging countries are subject to greater foreign investment risk than Funds investing primarily in more developed foreign countries. These risks include: greater fluctuations in currency exchange rates; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls, and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; companies that are smaller and more recently organized; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which typically invest most of their assets in equity investments tied economically to emerging countries, and Emerging Country Debt Fund, which invests primarily in sovereign debt of emerging countries. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Alpha Only Fund, each of which may have exposure to emerging markets, are also subject to increased foreign investment risk.

• CURRENCY RISK.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.

Many of the Funds use derivatives to acquire a position in currencies whose value is expected to correlate with the value of currencies the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the exchange rates of the currencies involved may not move in relation to one another as expected. In that case, the Fund could lose money on its holding of a particular currency and also lose money on the derivative. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of those securities.

All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivatives may be adversely affected by changes in the exchange rates of foreign currencies. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, Global Bond Fund, Inflation Indexed Plus Bond Fund, and Asset Allocation Bond Fund which, for investment purposes, regularly acquire derivatives on foreign currencies and take active long and short currency positions through exchange-traded and OTC foreign currency derivatives. Foreign currency derivatives (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, consistent with industry practice, the obligations of counterparties in currency derivatives may not be secured by collateral, which increases counterparty risk (see “Credit and Counterparty Risk” below).

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• NON-DIVERSIFICATION RISK.  Investing in securities of many different issuers can reduce overall risk, while investing in securities of a small number of issuers can increase it. Quality Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, U.S. Equity Allocation Fund, Currency Hedged International Equity Fund, Developed World Stock Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Tax-Managed International Equities Fund, U.S. Intrinsic Value Fund, Alpha Only Fund, and all of the Fixed Income Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, they may be subject to greater credit, market, and other risks than if they were “diversified.”

Each of Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Plus Bond Fund may invest a portion of its assets in shares of the Emerging Country Debt Fund, which is not a diversified investment company within the meaning of the 1940 Act. Short-Duration Collateral Share Fund invests substantially all of its assets in shares of Short-Duration Collateral Fund. All of the other Fixed Income Funds (other than Emerging Country Debt Fund) may invest without limitation in shares of Short-Duration Collateral Fund and/or World Opportunity Overlay Fund. In addition, all of the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest without limitation in shares of Alternative Asset Opportunity Fund, and Global Balanced Asset Allocation Fund, Strategic Opportunities Allocation Fund, and Benchmark-Free Allocation Fund may invest without limitation in shares of Special Situations Fund. These underlying Funds are non-diversified investment companies within the meaning of the 1940 Act, and their securities are offered through separate private placement memoranda. Please refer to “Investment in Other GMO Funds” for information regarding certain risks and other information relating to Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund. Except as otherwise noted in the sections of this Prospectus entitled “Principal investment strategies,” each of the Asset Allocation Funds may invest without limitation in Funds that are not diversified.

• FOCUSED INVESTMENT RISK.  Funds whose investments are focused in particular countries, regions, bond sectors, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than Funds whose investments are more diversified. Therefore, those Funds should only be considered as part of a diversified portfolio that includes other investments.

A Fund that focuses its investments in securities of companies in a particular sector or industry may be especially vulnerable to events affecting companies in that sector or industry because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for Real Estate Fund, which has a fundamental policy to concentrate its assets in real estate-related investments. See also “Real Estate Risk” below. This risk also may be particularly pronounced for all of the Fixed Income Funds (except Emerging Country Debt Fund) because of their direct or indirect exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, educational loans, and home equity loans). See “Market Risk – Fixed Income Securities” above for further discussion of the risks associated with asset-backed securities.

Similarly, Funds that invest a significant portion of their assets in investments tied economically to a particular geographic region or foreign country have more exposure to regional and country economic risks than Funds making foreign investments throughout the world’s economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Markets Fund, Emerging Countries Fund, and Emerging Country Debt Fund.

A Fund that invests a significant portion of its assets in the securities of a relatively few companies is particularly exposed to adverse developments affecting those companies. This risk is present for Quality Fund.

• REAL ESTATE RISK.  Because a fundamental policy of Real Estate Fund is to concentrate its assets in real-estate related investments, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real-estate related investments also may be affected by changes in interest rates and social and economic trends. REITs also are subject to cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for special tax treatment accorded REITs under the Internal Revenue Code of 1986, and/or to maintain exempt status under the 1940 Act.

• LEVERAGING RISK.  A Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases a Fund’s portfolio losses when the value of its investments declines. A Fund’s portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

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The net long exposure of each U.S. and International Equity Fund other than the Emerging Markets Funds (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities (such as swap contracts and futures contracts)) typically does not exceed 100% of the Fund’s net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. The Emerging Markets Funds may have temporary net long exposures in excess of their net assets as a result of futures and swap positions taken in connection with rebalancing of the Funds’ portfolios. U.S. and International Equity Funds and Alpha Only Fund may manage some of their derivative positions by maintaining cash or liquid securities with a value equal to the face value of those positions. U.S. and International Equity Funds and Alpha Only Fund also may manage market exposure by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

The Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their net assets. Leveraging risk is particularly pronounced for Emerging Country Debt Fund. However, the Manager seeks to manage the effective market exposure of these Funds relative to their benchmark.

• CREDIT AND COUNTERPARTY RISK.  This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract or a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk may be particularly acute in an environment where financial services firms are exposed to systematic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Credit risk for fixed income securities is the risk that the issuer will be unable to make scheduled contractual payments of principal and interest. The value of a Fund’s investments can decline as a result of an issuer’s defaulting on its payment obligations or the market’s expectation of a default. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded. Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit-card receivables, automobile loans, and sub-prime mortgages, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See “Market Risk – Fixed Income Securities” above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced. The obligations of issuers also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.

Credit risk is particularly pronounced for below investment grade securities (also known as “junk bonds”), which are fixed income securities rated lower than Baa3 by Moody’s, BBB− by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, is below investment grade. Although offering the potential for higher investment returns, junk bonds often are less liquid than higher quality securities, their issuers’ ability to make principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Emerging Country Debt Fund primarily invests in sovereign debt of emerging countries and the debt securities it invests in are typically below investment grade and of lesser quality than the debt securities in its benchmark. Accordingly, it is subject to substantial credit risk. In addition, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, and Inflation Indexed Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in sovereign debt of emerging countries (primarily through their investments in Emerging Country Debt Fund). In addition, credit risk is particularly pronounced for Asset Allocation Bond Fund. See “High Yield Risk” below for more information on the risks of investing in below investment grade bonds.

A Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in “Derivatives Risk” above) or lends its portfolio securities. A Fund also is exposed to counterparty risk to the extent it uses repurchase agreements. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. Funds that use swap contracts are subject, in particular, to the creditworthiness of the contracts’ counterparties because certain types of swap contracts have durations longer than six months (and, in some cases, a number of years). Counterparty risk also may be more pronounced if a counterparty’s obligations are not secured by collateral, the Fund’s interest in collateral is not perfected, or the instrument is not regularly marked-to-market. A Fund could also be delayed in recovering the collateral or may suffer a loss if the Fund sells collateral for less than the repurchase price. In addition, a Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives. These risks are particularly pronounced for Emerging Country Debt Fund, Core Plus Bond Fund,

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International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Plus Bond Fund, which typically directly or indirectly use OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.

Typically, the U.S. Treasury Fund will only enter into repurchase agreements with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Repurchase agreements may be entered into by this Fund with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s.

• SHORT SALES RISK.  A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. A Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect a Fund against the risk of loss in the value of a portfolio security by offsetting a decline in value of the security by a corresponding gain in the short position. The converse, however, is that any increase in the value of the security will be offset by a corresponding loss in the short position.

In implementing its principal investment strategies, Alpha Only Fund also may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own). To do so, the Fund typically borrows a security from a broker and sells it to a third party. This type of short sale exposes Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest it receives on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales of securities the Fund does not own involve a form of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. Accordingly, Alpha Only Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

• COMMODITIES RISK.  The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest in Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. For more information regarding Alternative Asset Opportunity Fund, see page 138 of this Prospectus. Alternative Asset Opportunity Fund has indirect exposure to global commodity markets. Therefore, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

Alternative Asset Opportunity Fund indirectly uses commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• HIGH YIELD RISK.  A Fund that invests a substantial portion of its assets in below investment grade bonds, otherwise known as “junk bonds,” is subject to high yield risk. Junk bonds may be issued by companies which are highly leveraged, less creditworthy or financially distressed. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Although offering the potential for higher investment returns, junk bonds often are less liquid than higher quality securities, their issuers’ ability to make principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. This risk is particularly pronounced for Asset Allocation Bond Fund, which may invest up to 100% of its assets in junk bonds.

• MARKET DISRUPTION AND GEOPOLITICAL RISK.  All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events are possible. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. At such times, the Funds’ exposure to the risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.

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The value of the Funds’ investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might prevent the Funds from implementing their investment programs for a period of time. For example, a disruption may cause the Funds’ derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury’s ability to satisfy its obligations.

• LARGE SHAREHOLDER RISK.  To the extent that shares of a Fund are held by large shareholders (e.g., institutional investors or Asset Allocation Funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. In fact, substantial percentages of many funds are held by Asset Allocation Funds, and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Funds. These transactions will affect the Fund, since it may have to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. See “Beneficial Owners of 5% or More of the Funds’ Shares” in the SAI for more information. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carry forwards to offset future net realized gains and may limit or prevent the Fund’s ability to use tax equalization. In addition, each Fund that invests in other GMO Funds having large shareholders is indirectly subject to this risk.

• MANAGEMENT RISK.  Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager uses proprietary investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. The Funds generally do not attempt to time the market and instead generally stay fully invested in the asset classes in which they are permitted to invest, such as domestic equities, foreign equities, or emerging country debt. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund’s performance to differ from that of its benchmark. In those cases, a Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark. Management risk may be particularly pronounced for Benchmark-Free Allocation Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”) also are subject to management risk because the Manager’s tax management strategies may not be effective. In addition, management risk is pronounced for Asset Allocation Bond Fund because the Fund may concentrate its investments in a particular bond sector, and the Manager’s outlook on that sector may not match performance of the overall bond market. Investors in these Funds may incur tax liabilities that exceed their economic returns.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS.  Funds that invest in shares of other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds that do not themselves charge a management fee (e.g., Asset Allocation Funds other than Alpha Only Fund) in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions. Because some underlying Funds (e.g., the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds pursuant to an exemptive order obtained from the SEC, the Asset Allocation Funds have more tiers of investments than funds in other groups of investment companies operating only pursuant to statutory and/or regulatory exemptions. In addition, Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (i.e., other GMO Funds).

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MANAGEMENT OF THE TRUST

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment management and shareholder services to the funds of GMO Trust (the “Trust”). GMO is a private company, founded in 1977. As of April 30, 2008, GMO managed on a worldwide basis more than $138 billion for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.

Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management and shareholder services to the Funds, the Manager administers the Funds’ business affairs.

Each class of shares of a Fund offered through this Prospectus directly or indirectly pays the Manager a shareholder service fee for providing client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

For the fiscal year ended February 29, 2008, the Manager received as compensation for investment management services rendered in such year (after any applicable waivers or reimbursements) the percentage of each Fund’s average daily net assets set forth in the table below.

% of Average
Fund	Net Assets

U.S. Core Equity Fund	0.29%
Tobacco-Free Core Fund	0.25%
Quality Fund	0.31%
U.S. Intrinsic Value Fund	0.08%
U.S. Growth Fund	0.24%
U.S. Small/Mid Cap Value Fund	0.12%
U.S. Small/Mid Cap Growth Fund	0.00%
Real Estate Fund	0.11%
Tax-Managed U.S. Equities Fund	0.21%
International Core Equity Fund	0.33%
International Intrinsic Value Fund	0.49%
International Growth Equity Fund	0.47%
Developed World Stock Fund	0.36%
Currency Hedged International Equity Fund	0.00%
Foreign Fund	0.55%
Foreign Small Companies Fund	0.61%
International Small Companies Fund	0.47%
Emerging Markets Fund	0.80%
Emerging Countries Fund	0.62%
Tax-Managed International Equities Fund	0.45%
Core Plus Bond Fund	0.19%
International Bond Fund	0.18%
Currency Hedged International Bond Fund	0.17%
Global Bond Fund	0.16%
Emerging Country Debt Fund	0.35%
Short-Duration Investment Fund	0.00%
Short-Duration Collateral Share Fund	0.00%
Inflation Indexed Plus Bond Fund	0.20%
U.S. Equity Allocation Fund	0.00%[1]
International Equity Allocation Fund	0.00%[1]
International Opportunities Equity Allocation Fund	0.00%[1]
Global Equity Allocation Fund	0.00%[1]
World Opportunities Equity Allocation Fund	0.00%[1]
Global Balanced Asset Allocation Fund	0.00%[1]
Strategic Opportunities Equity Allocation Fund	0.00%[1]
Benchmark-Free Allocation Fund	0.00%[1]
Alpha Only Fund	0.05%

1 These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Fund(s) in which they invest.

As of the date of this Prospectus, each of U.S. Treasury Fund and Asset Allocation Bond Fund has not operated for a full fiscal year, but pays the Manager, as compensation for management services rendered, an annual fee equal to the percentage of the Fund’s average daily net assets listed under “Management fee” in the Fund’s “Annual Fund operating expenses” table under the caption “Fees and expenses.”

A discussion of the basis for the Trustees’ approval of each Fund’s investment management contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract will be included in the Fund’s initial shareholder report.

Different Investment Divisions of GMO are responsible for day-to-day investment management of different Funds. Each Division’s investment professionals work collaboratively to manage the GMO Funds’ portfolios, and no one person is primarily responsible for day-to-day investment management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

Investment Division	Primary Responsibilities
Quantitative Equity	U.S. Equity Funds and International Equity Funds (except Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, and Emerging Countries Fund)

International Active	Foreign Fund and Foreign Small Companies Fund

Emerging Markets	Emerging Markets Fund and Emerging Countries Fund

Fixed Income	Fixed Income Funds

Asset Allocation	Asset Allocation Funds, Currency Hedged International Equity Fund, and Asset Allocation Bond Fund (overall management and strategic direction)

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The following table identifies the senior member(s) of GMO’s Investment Divisions who are responsible for providing investment management services to the Funds and each senior member’s length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Funds	Senior Member (Length of Service)	Title; Business Experience During Past 5 Years
U.S. Equity Funds and International Equity Funds (except Quality Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, and Emerging Countries Fund)
	Thomas Hancock (since 1998)	Co-Director, Quantitative Equity Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

	Sam Wilderman (since 2005)	Co-Director, Quantitative Equity Division, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005. Previously, Mr. Wilderman was responsible for portfolio management of and research for GMO’s emerging equity portfolios since 1996.

Quality Fund	Thomas Hancock (since 1998)	See above.

	Sam Wilderman (since 2005)	See above.

	William Joyce (since 1998)	Member, Quantitative Equity Division, GMO. Mr. Joyce is jointly (with Messrs. Wilderman and Hancock) responsible for portfolio management and oversight of Quality Fund. Since the Fund’s inception in 2004, Mr. Joyce has played a lead role in its design, research and management. Previously, Mr. Joyce shared responsibility for research and management of all U.S. quantitative equity strategies since 1998.

Developed World Stock Fund	Thomas Hancock (since 1998)	See above.

	Sam Wilderman (since 2005)	See above.

	Anthony Hene (since 1995)	Member, Quantitative Equity Division, GMO. Mr. Hene is jointly (with Messrs. Wilderman and Hancock) responsible for the portfolio management and oversight of Developed World Stock Fund. Mr. Hene has jointly (with Messrs. Wilderman and Hancock) been responsible for portfolio management and oversight of global equity portfolios since 1995.

Foreign Fund Foreign Small Companies Fund	Richard Mattione (since 2008)	Director, International Active Division, GMO. Mr. Mattione has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since March 2008. Previously, Mr. Mattione provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Markets Fund Emerging Countries Fund	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993. Prior to 2001, Mr. Divecha provided these services through Dancing Elephant, Ltd., which had been engaged by GMO to provide consulting services to GMO with respect to those portfolios.

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Funds	Senior Member (Length of Service)	Title; Business Experience During Past 5 Years
Fixed Income Funds	Thomas Cooper (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Cooper has been responsible (jointly with Mr. Nemerever) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Cooper focuses on instrument selection.

	William Nemerever (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Nemerever has been responsible (jointly with Mr. Cooper) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Nemerever focuses on investment strategy.

Asset Allocation Funds Currency Hedged International Equity Fund Asset Allocation Bond Fund (overall management and strategic direction)	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.

Custodians and Fund Accounting Agents

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust’s custodians and fund accounting agents on behalf of the Funds.

Transfer Agent

State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.

Expense Reimbursement

As more fully described in the Funds’ “Annual Fund operating expenses” table under the caption “Fees and expenses”, the Manager has contractually agreed to reimburse some Funds for a portion of their expenses through at least the dates shown in the tables. As used in this Prospectus, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense (except for Emerging Countries Fund), transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and, for Emerging Markets Fund, also excluding custodial fees.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund’s NAV per share for a class of shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. A Fund will not determine its NAV on any day when the NYSE is closed for business. The Fixed Income Funds will not be valued (and accordingly transactions in shares of the Fixed Income Funds will not be processed) on days when the U.S. bond markets are closed. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.

The value of the Funds’ investments is generally determined as follows:

Exchange-listed securities

•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

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•	Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

(Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

•	Most recent quoted bid price

Note: There can be no assurance that brokers will continue to provide bid prices as the credit markets continue to experience uncertainty. If quotes are not used, the Funds would value the relevant assets at “fair value” as described below.

Certain debt obligations (if less than sixty days remain until maturity)

•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

•	Most recent bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

•	Most recent ask price

Shares of other GMO Funds and other open-end registered investment companies

•	NAV at the time of valuation of shares of an investing Fund

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds’ investments will be valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

With respect to the Funds’ use of “fair value” pricing, you should note the following:

-	In certain cases, a significant percentage of a Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining “fair value” are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund’s net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

-	Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds’ foreign equity securities be valued by third-party vendors using fair value prices based on modeling tools.

The values of foreign securities quoted in foreign currencies are translated into U.S. dollars generally at 4:00 p.m. Eastern time at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

The Manager evaluates primary pricing sources from time to time, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (e.g., by taking a price supplied by another) when the Manager believes that the price supplied is not reliable. Certain securities held by a Fund may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold, and the differences could be material to a Fund. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of those Funds’ shares may change significantly on days when shares cannot be redeemed.

NAME POLICIES

A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or

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region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, or synthetic instruments with economic characteristics similar to the underlying asset. Funds with the term “international,” “global,” or “world” included in the Fund’s name have not adopted formal Name Policies with respect to such terms, but typically will invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy with respect to disclosure of their portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of some Funds are posted monthly on GMO’s website and are available to shareholders without a confidentiality agreement. Additional information regarding certain Funds’ portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website, as set forth below:

Approximate date of
Funds	posting to website
U.S. Equity Funds, International Equity Funds, Fixed Income Funds, and Alpha Only Fund	5 days after month end

Asset Allocation Funds (except Alpha Only Fund)	2 days after month end

Shareholders and potential shareholders of Funds that invest in other GMO Funds, as well as their consultants and agents, are able to access the portfolio holdings of the GMO Funds in which those Funds invest when that information becomes available each month on GMO’s website. Periodically, in response to heightened market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by GMO to be in the best interest of the shareholders of the Fund to which the information relates. GMO may make portfolio holdings information available in alternate formats under the conditions described in the SAI. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.

The Funds or GMO may suspend the posting of portfolio holdings, and the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Under ordinary circumstances, you may purchase a Fund’s shares directly from the Trust when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds’ behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application and an IRS Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for foreign shareholders) with a correct taxpayer identification number (if required) is on file with GMO and such W-9 or W-8 is deemed to be in good order as determined by the Fund’s withholding agent. Please consult your tax advisor to ensure all tax forms provided to the Trust are completed properly and in good order.

Purchase Policies.  You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. In general, a purchase request is in good order if it includes:

•	The name and/or CUSIP number of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

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•	Payment in full (by check, wire, or, when approved, securities) received by an agent of the Trust by 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.

—	If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved by GMO for later payment.

All investments are made at the net asset value per share next determined after a purchase request in good order is received by a Fund. In other words, if the purchase request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If the good order purchase request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is and, in the case of the Fixed Income Funds, the U.S. bond markets are, open (plus any applicable purchase premium). Good order purchase requests relating to a Fixed Income Fund that are received on days when the U.S. bond markets are closed will be processed at the price determined as of the close of the following business day. See “Purchase Premiums and Redemption Fees” on page 103 of this Prospectus for a discussion of purchase premiums charged by some Funds, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums are not assessed on reinvestments of dividends.

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, a Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

Minimum investment amounts for each Fund except U.S. Treasury Fund (by class, if applicable) are set forth in the table on page 104 of this Prospectus. Minimum investment amounts for U.S. Treasury Fund are set forth on page 106 of this Prospectus. No minimum additional investment is required to purchase additional shares of a class of a Fund. The Trust may waive initial minimums for some investors.

Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Purchase Order Form.  Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:

GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: 1-617-439-4192
Attention: Shareholder Services

Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm good order receipt and acceptance of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Purchase requests delivered by facsimile are “received” by the Trust when such facsimile is actually received by the Trust or its agent.

Funding Your Investment.  You may purchase shares:

•	with cash (via wire transfer or check)

-	By wire. Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company, Boston, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Deposit Account 00330902
Further credit: GMO Fund/Account name and number

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-	By check. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
P.O. Box 642	200 Clarendon Street
Mail Code JHT2920	29th Floor-Mail Code JHT2920
Boston, MA 02117-0642	Boston, MA 02116

•	in exchange for securities acceptable to the Manager

-	securities must be approved by the Manager prior to transfer to the Fund

-	securities will be valued as set forth under “Determination of Net Asset Value”

•	by a combination of cash and securities

In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a purchase may be made in U.S. dollars or in any other currency deemed acceptable by the Manager in its sole discretion. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.

Frequent Trading Activity.  As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that could be harmful to a Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts, inquiry as to the nature of trading activity, and, if GMO determines that frequent trading is occurring in an account that has the potential to be harmful to a Fund or its shareholders, prevention measures, including suspension of a shareholder’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. A Fund will not automatically redeem shares that are the subject of a rejected exchange request. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

Each of the Procedures does not apply to all Funds or all Fund trading activity. The application of the Procedures is dependent upon: (1) whether a Fund imposes purchase premiums and/or redemption fees, (2) the nature of a Fund’s investment program, including its typical cash positions and/or whether it invests in foreign securities, and (3) whether GMO has investment discretion over the purchase, exchange, or redemption activity. Although GMO may not take affirmative steps to detect frequent trading for certain Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that GMO determines could be harmful to those Funds and their shareholders.

In addition, shares of some Funds are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their participants. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts may be limited. A financial intermediary may agree to monitor for and restrict frequent trading in accordance with the Procedures. In addition, the Funds may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO would consider harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult the disclosure provided by that shareholder’s intermediary for information regarding its frequent trading policies that may apply to that shareholder’s account.

HOW TO REDEEM SHARES

Under ordinary circumstances, you may redeem a Fund’s shares when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be initiated through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust may take up to seven days to remit proceeds.

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Redemption Policies.  You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. In general, a redemption request is in good order if it includes:

•	The name and/or CUSIP number of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

If the redemption request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the good order redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day or, in the case of the Fixed Income Funds, the next business day that the the U.S. bond markets are open (less any applicable redemption fee) unless an authorized person on the account has instructed GMO Shareholder Services in writing to defer the redemption to another day. Redemption requests relating to a Fixed Income Fund that are received on days when the U.S. bond markets are closed will be processed at the price determined as of the close of the following business day. If you have instructed GMO Shareholder Services to defer the redemption to another day, an authorized person on the account may revoke your redemption request in writing at any time prior to 4:00 p.m. Eastern time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” for a discussion of redemption fees charged by some Funds, including circumstances under which all or a portion of the fees may be waived. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm good order receipt of your redemption request.

Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.

If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption proceeds in whole or in part with securities held by that Fund instead of cash. If you invest in the Tax-Managed Funds or the Fixed Income Funds, you should be aware that you are more likely to have a redemption request paid in securities than are shareholders of other Funds.

If a redemption is paid in cash:

•	payment will generally be made by means of federal funds transfer to the bank account designated in a recordable format by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

-	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)

•	In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a redemption may, in the Manager’s sole discretion, be paid in whole or part in a currency other than U.S. dollars in cases where the redeeming shareholder has indicated a willingness or desire to receive the redemption proceeds in such currency. Non-U.S. dollar currencies used to redeem Fund shares will be valued in accordance with the Trust’s valuation procedures.

If a redemption is paid with securities, it is important for you to note:

•	securities used to redeem Fund shares will be valued as set forth under “Determination of Net Asset Value”

•	securities distributed by a Fund will be selected by the Manager in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

•	in-kind redemptions are generally treated by shareholders for tax purposes the same as redemptions paid in cash

•	in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person on the account.

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Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	if the NYSE is or, in the case of the Fixed Income Funds, the U.S. bond markets are closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares held by certain shareholders to prevent the shareholder from becoming an affiliated person of a Fund.

Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Redemption Request.  Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm good order receipt and acceptance of redemption requests.

Current Market Conditions.  As described elsewhere in this Prospectus, each of the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund) makes extensive use of derivatives to achieve its exposures to the fixed income markets and to pursue strategies intended to obtain returns in excess of its performance benchmark. Each of those Funds may invest a substantial portion of its assets in GMO Short-Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“Overlay Fund”).

Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including the asset-backed securities held by all of the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund) either directly or indirectly through SDCF and Overlay Fund. Contemporaneously, each Fixed Income Fund (other than U.S. Treasury Fund and Asset Allocation Bond Fund) has also had a greater need for cash to provide margin for large swings in the mark-to-market obligations arising under the derivatives used by such Funds. In order to deal equitably with the demands for liquidity, on October 23, 2008, SDCF declared and paid to all shareholders (including the Fixed Income Funds other than U.S. Treasury Fund and Asset Allocation Bond Fund) a dividend in an aggregate amount equal to substantially all of the cash on hand in SDCF. Substantially all subsequent cash flows into SDCF from portfolio investments (and proceeds of dispositions by SDCF) are likewise expected to be declared and paid as dividends as and when available. All redemptions from SDCF and Overlay Fund by other Fixed Income Funds (and any other shareholders) will be honored in-kind until further notice, using for this purpose (and to the extent practicable) securities deemed by the Manager to be representative of the portfolio of SDCF and/or Overlay Fund (not including for these purposes assets used to collateralize derivative and other OTC positions).

Each of the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund) uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that a Fund’s cash balance will be sufficient to meet that Fund’s collateral obligations and, if it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of SDCF and/or Overlay Fund, in which case, as noted above, the Fixed Income Fund would receive redemption proceeds in-kind from SDCF and/or Overlay Fund and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.

To manage each applicable Fixed Income Fund’s cash collateral needs in these extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause a Fixed Income Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of a Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund) expect to effect nearly all redemptions of their shares in-kind. If redeeming shareholders from such a Fixed Income Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. From time to time these Fixed Income Funds may establish de minimis amounts below which redemptions may be honored for cash. These amounts can and will change without prior notice. To the extent that these Fixed Income Funds honor redemptions in cash, redeeming shareholders will bear the applicable redemption fees described in more detail in “Purchase Premiums and Redemption Fees” below.

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PURCHASE PREMIUMS AND REDEMPTION FEES

Purchase premiums and redemption fees are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying Funds) as a result of shareholder activity by allocating those estimated costs to the shareholder causing the activity. The Manager may impose a new purchase premium and/or redemption fee for any Fund at any time. The Manager also may modify or eliminate an existing purchase premium or redemption fee for any Fund at any time. The Funds listed below currently charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the “Shareholder Fees” table under the caption “Fees and expenses” for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.

•	U.S. Small/Mid Cap Value Fund

•	U.S. Small/Mid Cap Growth Fund

•	Developed World Stock Fund

•	Foreign Small Companies Fund

•	International Small Companies Fund

•	Emerging Markets Fund

•	All Fixed Income Funds (other than U.S. Treasury Fund and Asset Allocation Bond Fund)

•	All Asset Allocation Funds

Purchase premiums are not assessed on reinvestments of dividends. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Waiver of Purchase Premiums/Redemption Fees

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into Funds when placing orders for the cash purchase or redemption of Fund shares by Asset Allocation Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, Asset Allocation Funds and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds’ purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the Funds. All or a portion of the redemption fees for the Asset Allocation Funds may be waived at the Manager’s discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Asset Allocation Fund’s redemption fee. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption transaction, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the relevant Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. Waivers of purchase premiums or redemption fees are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after such orders are received.

Purchase Premiums/Redemption Fees Charged by GMO Funds Offered Through Separate Private Placement Memoranda

GMO Alternative Asset Opportunity Fund (“AAOF”), GMO Short-Duration Collateral Fund (“SDCF”), and GMO World Opportunity Overlay Fund (“Overlay Fund”), each a series of GMO Trust that is offered through a separate private placement memorandum, each charge a redemption fee of 2.00%. GMO Funds that invest directly (GMO Fixed Income Funds and GMO Asset Allocation Funds) and/or indirectly (GMO Asset Allocation Funds) in AAOF, SDCF, and/or Overlay Fund will bear the cost of these redemption fees and/or transaction costs of securities received on redemptions in-kind from those Funds.

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MULTIPLE CLASSES AND MINIMUM INVESTMENTS

Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the shareholder service fee they bear for client and shareholder service, reporting and other support. Differences in the fee reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee generally is lower for classes requiring greater minimum total investment under GMO’s management.

Minimum Investment Criteria for Class II and Class III Eligibility

				Shareholder
				Service Fee
		Minimum Total	Minimum Total	(as a % of average
		Fund Investment	Investment[1]	daily net assets)
Funds Offering	International Intrinsic Value Fund	NA	$10 million	0.22%

Class II Shares	Foreign Fund	$10 million	NA	0.22%

	International Intrinsic Value Fund	NA	$35 million	0.15%

	Foreign Fund	$35 million	$35 million (no minimum Fund Investment)	0.15%

Funds Offering	Foreign Small Companies Fund	$10 million	NA	0.15%

Class III Shares	Asset Allocation Funds (except Alpha Only Fund)	NA	$10 million	0.00%[2]

	Currency Hedged International Equity Fund
	Core Plus Bond Fund
	International Bond Fund
	Currency Hedged International Bond Fund	NA	$10 million	0.15%[3]
	Global Bond Fund
	Inflation Indexed Plus Bond Fund
	Alpha Only Fund
	Asset Allocation Bond Fund

	Tax-Managed Funds	NA	$10 million (or $5 million in the Tax-Managed Funds)	0.15%

	All Other Funds	NA	$10 million	0.15%

Minimum Investment Criteria for Class IV, Class V, and Class VI Eligibility

			Minimum Total	Shareholder
			Investment (including	Service Fee
		Minimum Total	Minimum Fund	(as a% of average
		Fund Investment	Investment)[1]	daily net assets)
	Quality Fund		$250 million (including
	Emerging Markets Fund	$125 million	$35 million in Fund)	0.105%

Funds Offering	Foreign Small Companies Fund	$125 million	NA	0.10%

Class IV Shares	U.S. Core Equity Fund
	Emerging Country Debt Fund		$250 million (including
	Developed World Stock Fund	$125 million	$35 million in Fund)	0.10%
	Core Plus Bond Fund[3]
	Alpha Only Fund[3]

	International Intrinsic Value Fund		$250 million (including
	International Core Equity Fund	$125 million	$35 million in Fund)	0.09%
	International Growth Equity Fund

	Foreign Fund	$250 million	$250 million (no minimum Fund Investment)	0.09%

Funds Offering	U.S. Core Equity Fund		$500 million (including
Class V Shares	Quality Fund	$250 million	$35 million in Fund)	0.085%
	Emerging Markets Fund

	U.S. Core Equity Fund
	Quality Fund
Funds Offering	International Core Equity Fund		$750 million (including
Class VI Shares	Emerging Markets Fund	$300 million	$35 million in Fund)	0.055%
	Short-Duration Collateral Share Fund
	Inflation Indexed Plus Bond Fund[3]
	Asset Allocation Bond Fund[3]

1 The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors investing through financial intermediaries and for certain clients with continuous client relationships with GMO since May 31, 1996. In particular, a client’s Total Investment required to purchase Class III or IV shares of Foreign Fund equals the market value of all of the client’s assets invested in the International Active Division’s EAFE strategy on a Determination Date. See discussion immediately following these tables for more information about these exceptions and special rules.

2 These Funds indirectly bear an additional shareholder service fee by virtue of their investments in other GMO Funds.

3 The Manager will waive each of these Funds’ shareholder service fees to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the relevant table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the relevant table above.

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Eligibility to purchase different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment” set forth in the above table, which includes only a client’s total investment in a particular Fund, or (ii) the minimum “Total Investment” set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI shares of a Fund as a result of satisfying the minimum Total Investment requirement for the class also may be required to make a minimum investment in that Fund as set forth in the above table.

A client’s Total Investment (other than the Total Investment required to purchase Class III or IV shares of Foreign Fund) equals the market value of all the client’s assets managed by GMO and its affiliates (1) at the time of initial investment, (2) at the close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a “Determination Date”); provided, however, that a client’s Total Investment required to purchase Class III shares of each of the Tax-Managed Funds also may equal the market value of all of the client’s assets invested in the Tax-Managed Funds in the aggregate on a Determination Date. A client’s Total Investment required to purchase Class III or IV shares of Foreign Fund equals the market value of all of the client’s assets invested in the International Active Division’s EAFE strategy on a Determination Date.

For clients with GMO accounts as of May 31, 1996:  Any client that has been a continuous shareholder of a given Fund of the Trust since May 31, 1996 (prior to the issuance of multiple classes of shares) will be eligible indefinitely to remain invested in Class III shares of such Fund.

For any Fund, upon request GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a specified period. If the client’s goal is not met by the time specified in the letter (the “Commitment Date”), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

You should note:

•	No minimum additional investment is required to purchase additional shares of a Fund for any class of shares.

•	The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

•	Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

•	The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO Funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).

•	All investments by defined contribution plans through an intermediary generally are invested in Class III Shares.

Conversions between Classes

Each client’s Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client’s shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

•	To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date, the client’s shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•	To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client’s shares to the class that is then being offered bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year or to the extent there is an abusive pattern of investments and/or redemptions, the Trust will convert the client’s shares to the class of that Fund then being offered bearing the highest shareholder service fee unless the value has increased prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares. Notwithstanding the foregoing, a client’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice by the Trust. To the extent the client makes an additional investment and/or the value of the client’s shares otherwise increases prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares, the client will remain in the class of shares then held by the client. Solely for the purpose of determining whether a client has satisfied the additional investment requirement referenced in the preceding sentence, the value of the client’s shares shall be the greater of (A) the value of the client’s shares on the relevant Determination Date or (B) the value of the client’s shares on the date that notice is sent to the client hereunder. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client unless the Manager approves reopening the Fund to facilitate an additional investment. Any conversion of a client’s shares to a class of shares bearing a higher shareholder

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service fee will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments and/or redemptions, on any other date pursuant to the Manager’s discretion.

The Trust has been advised by counsel that, for tax purposes, the conversion of a client’s investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client’s tax basis in the new class of shares immediately after the conversion should equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

Minimum Investment Criteria for U.S. Treasury Fund Eligibility

	Minimum Total	Minimum Total
	Fund Investment	Investment
U.S. Treasury Fund	NA	$10 million

Eligibility to purchase shares of U.S. Treasury Fund depends on the client’s meeting the minimum “Total Investment” set forth in the above table, calculated as described below.

A client’s Total Investment equals the market value of all the client’s assets managed by GMO and its affiliates (1) at the time of initial investment, (2) at close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a “Determination Date”).

You should note:

•	No minimum additional investment is required to purchase additional shares of U.S. Treasury Fund.

•	The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See below for a discussion of factors the Manager considers relevant when making aggregation determinations.

•	Eligibility requirements are subject to change upon notice to shareholders.

Aggregation.  The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for shares offered by U.S. Treasury Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.

DISTRIBUTIONS AND TAXES

The policy of each U.S. Equity Fund (except for the Real Estate Fund) and Short-Duration Investment Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of Short-Duration Collateral Share Fund (as well as GMO Short-Duration Collateral Fund, into which Short-Duration Collateral Share Fund invests substantially all of its assets) is that it may, although will not necessarily, declare and pay distributions of its net income, if any, more frequently, and perhaps monthly. The policy of U.S. Treasury Fund is to declare net income distributions daily, to the extent income is available, and the Fund generally will pay distributions on the first business day following the end of each month in which distributions were declared. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.

All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.

For U.S. Treasury Fund, shareholders will begin accruing dividends in the Fund on the next business day that the NYSE and the U.S. bond markets are open following receipt of a purchase request for the Fund’s shares that is deemed to be in good order, provided that the Fund receives the purchase request before 4:00 pm EST. In addition, a shareholder will continue to accrue dividends on its shares until (and

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including) the date on which the U.S. Treasury Fund receives a redemption request that is deemed to be in good order, provided that the Fund receives the redemption request before 4:00 pm EST. If the U.S. Treasury Fund receives a redemption request that is deemed to be in good order after 4:00 pm EST, a shareholder will continue to accrue dividends until (and including) the next business day that the NYSE and the U.S. bond markets are open following the receipt of the request.

It is important for you to note:

•	For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

•	If a Fund realizes capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains realized in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) such losses have been fully utilized to offset realized capital gains, whichever comes first. A Fund’s ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.

•	Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

•	Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	A Fund’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund’s yield on these securities. The foreign withholding tax rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction (but not both) for foreign taxes paid by a Fund. See “Taxes” in the SAI for more information.

•	A Fund’s investment in certain types of securities and other assets, including foreign currencies, certain types of foreign securities, debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, interests in REITs, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (such as inflation-indexed bonds), may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing, character, and/or amount of a Fund’s distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

•	A Fund’s use of derivatives (such as options, futures, and swap contracts) and securities lending may affect the timing, character, and/or amount of income recognized by its shareholders.

•	A Fund’s participation in repurchase agreements or investment in other series of the Trust, including Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, World Opportunity Overlay Fund, and Special Situations Fund, or other investment companies treated as partnerships or regulated investment companies for U.S. federal income tax purposes could affect the timing, character, and/or amount of distributions to shareholders. See “Taxes” in the SAI for more information.

Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain Direct U.S. Treasury Obligations, as well as some limited types of U.S. government agency securities. Therefore, you may be allowed to exclude from your state income tax returns distributions made to you by the Funds to the extent attributable to interest the Funds earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisors regarding the applicability of any such exemption to your situations.

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The above is a general summary of the principal U.S. federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in a Fund for non-U.S. shareholders.

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FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, that had investment operations during the reporting periods and is currently being offered through this Prospectus.

U.S. EQUITY FUNDS

U.S. CORE EQUITY FUND

	Class III Shares						Class IV Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2008		2007	2006	2005	2004	2008		2007	2006	2005	2004

Net asset value, beginning of period	$14.77		$14.50	$14.28	$13.54	$9.98	$14.75		$14.48	$14.26	$13.52	$9.97

Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.22	0.24	0.19	0.16	0.22		0.22	0.25	0.20	0.16
Net realized and unrealized gain (loss)	(1.10)		0.64	0.54	0.73	3.56	(1.10)		0.65	0.54	0.73	3.55

Total from investment operations	(0.88)		0.86	0.78	0.92	3.72	(0.88)		0.87	0.79	0.93	3.71

Less distributions to shareholders:
From net investment income	(0.25)		(0.22)	(0.24)	(0.18)	(0.16)	(0.26)		(0.23)	(0.25)	(0.19)	(0.16)
From net realized gains	(1.59)		(0.37)	(0.32)	—	—	(1.59)		(0.37)	(0.32)	—	—

Total distributions	(1.84)		(0.59)	(0.56)	(0.18)	(0.16)	(1.85)		(0.60)	(0.57)	(0.19)	(0.16)

Net asset value, end of period	$12.05		$14.77	$14.50	$14.28	$13.54	$12.02		$14.75	$14.48	$14.26	$13.52

Total Return(a)	(7.33)%		5.97%	5.60%	6.89%	37.50%	(7.36)%		6.05%	5.66%	6.96%	37.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,131,800		$1,789,872	$2,841,959	$1,739,392	$1,517,458	$478,084		$602,048	$749,822	$866,206	$709,525
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.47%	0.48%	0.48%	0.41	%(b)	0.41%	0.43%	0.44%	0.44%
Net investment income to average daily net assets	1.55%		1.51%	1.69%	1.46%	1.32%	1.57%		1.55%	1.76%	1.49%	1.36%
Portfolio turnover rate	71%		78%	65%	65%	57%	71%		78%	65%	65%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.02%	0.03%	0.02%		0.02%	0.02%	0.02%	0.03%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover rate of the Fund for the year ended February 29, 2004.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO U.S. Core Fund.

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U.S. CORE EQUITY FUND (CONT’D)

Class VI Shares
					Period from
					June 30, 2003
					(commencement of
Year Ended February 28/29,					operations) through
2008		2007	2006	2005	February 29, 2004

$14.75		$14.47	$14.26	$13.52	$11.54

0.23		0.23	0.25	0.21	0.10
(1.11)		0.65	0.54	0.72	2.01

(0.88)		0.88	0.79	0.93	2.11

(0.26)		(0.23)	(0.26)	(0.19)	(0.13)
(1.59)		(0.37)	(0.32)	—	—

(1.85)		(0.60)	(0.58)	(0.19)	(0.13)

$12.02		$14.75	$14.47	$14.26	$13.52

(7.32)%		6.17%	5.64%	7.01%	18.41	%**

$2,031,659		$3,671,926	$2,543,300	$1,750,325	$542,274
0.37	%(b)	0.37%	0.38%	0.39%	0.39	%*
1.63%		1.61%	1.78%	1.56%	1.17	%*
71%		78%	65%	65%	57	%***
0.02%		0.02%	0.02%	0.02%	0.03	%*

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TOBACCO-FREE CORE FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$12.88		$12.45	$12.24	$11.76	$8.69

Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.18	0.20	0.17	0.13
Net realized and unrealized gain (loss)	(0.96	)(b)	0.54	0.44	0.54	3.07

Total from investment operations	(0.77)		0.72	0.64	0.71	3.20

Less distributions to shareholders:
From net investment income	(0.22)		(0.23)	(0.15)	(0.18)	(0.13)
From net realized gains	(1.86)		(0.06)	(0.28)	(0.05)	—

Total distributions	(2.08)		(0.29)	(0.43)	(0.23)	(0.13)

Net asset value, end of period	$10.03		$12.88	$12.45	$12.24	$11.76

Total Return(a)	(7.30)%		5.87%	5.40%	6.16%	37.06%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,197		$188,133	$224,097	$221,661	$188,370
Net expenses to average daily net assets	0.48	%(c)	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.52%		1.46%	1.68%	1.43%	1.26%
Portfolio turnover rate	74%		73%	63%	68%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.06%	0.04%	0.04%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.

†	Calculated using average shares outstanding throughout the period.

QUALITY FUND

	Class III Shares							Class IV Shares
						Period from							Period from
						February 6, 2004							February 6, 2004
						(commencement of							(commencement of
	Year Ended February 28/29,					operations) through		Year Ended February 28/29,					operations) through
	2008		2007	2006	2005	February 29, 2004		2008		2007	2006	2005	February 29, 2004

Net asset value, beginning of period	$21.78		$20.81	$20.03	$19.93	$20.00		$21.80		$20.82	$20.03	$19.93	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.35	0.32	0.39	0.01		0.40		0.37	0.32	0.38	0.01
Net realized and unrealized gain (loss)	(0.70)		1.12	0.72	(0.05)	(0.08)		(0.71)		1.11	0.74	(0.03)	(0.08)

Total from investment operations	(0.31)		1.47	1.04	0.34	(0.07)		(0.31)		1.48	1.06	0.35	(0.07)

Less distributions to shareholders:
From net investment income	(0.36)		(0.34)	(0.22)	(0.24)	—		(0.37)		(0.34)	(0.23)	(0.25)	—
From net realized gains	(0.55)		(0.16)	(0.04)	—	—		(0.55)		(0.16)	(0.04)	—	—

Total distributions	(0.91)		(0.50)	(0.26)	(0.24)	—		(0.92)		(0.50)	(0.27)	(0.25)	—

Net asset value, end of period	$20.56		$21.78	$20.81	$20.03	$19.93		$20.57		$21.80	$20.82	$20.03	$19.93

Total Return(a)	(1.76)%		7.18%	5.28%	1.72%	(0.35	)%**	(1.77)%		7.19%	5.37%	1.75%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,003,758		$1,575,300	$1,108,088	$463,848	$18,966		$432,046		$800,458	$2,005,417	$938,586	$137,835
Net expenses to average daily net assets	0.48	%(b)	0.48%	0.48%	0.48%	0.47	%*	0.44	%(b)	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.74%		1.64%	1.58%	1.98%	1.22	%*	1.78%		1.79%	1.62%	1.92%	0.99	%*
Portfolio turnover rate	46%		50%	52%	66%	2	%**	46%		50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.04%	1.59	%*	0.02%		0.02%	0.02%	0.04%	1.59	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.
†	Calculated using average shares outstanding throughout the period.
Effective June 1, 2009, the “GMO U.S. Quality Equity Fund” is renamed the “GMO Quality Fund.”

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QUALITY FUND (CONT’D)

Class V Shares				Class VI Shares
		Period from				Period from
		December 8, 2006				December 8, 2006
Year Ended		(commencement of		Year Ended		(commencement of
February 29,		operations) through		February 29,		operations) through
2008		February 28, 2007		2008		February 28, 2007

$21.79		$21.91		$21.79		$21.91

0.41		0.07		0.41		0.07

(0.72)		0.04		(0.70)		0.04

(0.31)		0.11		(0.29)		0.11

(0.37)		(0.09)		(0.38)		(0.09)
(0.55)		(0.14)		(0.55)		(0.14)

(0.92)		(0.23)		(0.93)		(0.23)

$20.56		$21.79		$20.57		$21.79

(1.75)%		0.49	%**	(1.67)%		0.49	%**

$663,616		$259,430		$5,237,363		$2,588,116

0.42	%(b)	0.42	%*	0.39	%(b)	0.39	%*

1.83%		1.40	%*	1.84%		1.43	%*
46%		50	%***	46%		50	%***

0.02%		0.02	%*	0.02%		0.02	%*

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U.S. INTRINSIC VALUE FUND

	Class III Shares
	Year Ended February 28/29,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.68	$10.78	$11.71	$11.36	$8.05

Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.21	0.26	0.20	0.17
Net realized and unrealized gain (loss)	(1.23)	0.80	0.58	0.86	3.31

Total from investment operations	(1.05)	1.01	0.84	1.06	3.48

Less distributions to shareholders:
From net investment income	(0.18)	(0.23)	(0.28)	(0.19)	(0.17)
From net realized gains	(0.59)	(1.88)	(1.49)	(0.52)	—

Total distributions	(0.77)	(2.11)	(1.77)	(0.71)	(0.17)

Net asset value, end of period	$7.86	$9.68	$10.78	$11.71	$11.36

Total Return(a)	(11.88)%	9.80%	7.73%	9.59%	43.68%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,358	$35,726	$95,605	$112,411	$71,931
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.93%	1.91%	2.31%	1.79%	1.77%
Portfolio turnover rate	75%	72%	62%	60%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.23%	0.13%	0.12%	0.10%	0.14%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Intrinsic Value Fund.

U.S. GROWTH FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005		2004

Net asset value, beginning of period	$17.24		$18.17	$18.26	$19.03		$14.29

Income (loss) from investment operations:
Net investment income (loss)	0.17	†	0.15 †	0.15 †	0.16	†	0.10
Net realized and unrealized gain (loss)	(1.06)		0.07	0.86	(0.02	)(b)	5.14

Total from investment operations	(0.89)		0.22	1.01	0.14		5.24

Less distributions to shareholders:
From net investment income	(0.17)		(0.15)	(0.16)	(0.14)		(0.14)
From net realized gains	(0.36)		(1.00)	(0.94)	(0.77)		(0.36)

Total distributions	(0.53)		(1.15)	(1.10)	(0.91)		(0.50)

Net asset value, end of period	$15.82		$17.24	$18.17	$18.26		$19.03

Total Return(a)	(5.49)%		1.24%	5.64%	0.94%		36.93%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129,666		$224,554	$342,203	$357,499		$437,200
Net expenses to average daily net assets	0.46	%(c)	0.46%	0.48%	0.48%		0.48%
Net investment income to average daily net assets	0.94%		0.85%	0.84%	0.89%		0.62%
Portfolio turnover rate	97%		111%	94%	136%		97%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.05%	0.04%	0.04%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Growth Fund.

114

U.S. SMALL/MID CAP VALUE FUND

	Class III Shares
	Year Ended February 28/29,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$10.01	$10.52	$12.38	$15.51	$9.81

Income (loss) from investment operations:
Net investment income (loss)	0.13 †	0.15 †	0.20 †	0.19 †	0.17
Net realized and unrealized gain (loss)	(1.87)	0.68	1.11	1.32	5.78

Total from investment operations	(1.74)	0.83	1.31	1.51	5.95

Less distributions to shareholders:
From net investment income	(0.13)	(0.20)	(0.21)	(0.16)	(0.15)
From net realized gains	(0.78)	(1.14)	(2.96)	(4.48)	(0.10)

Total distributions	(0.91)	(1.34)	(3.17)	(4.64)	(0.25)

Net asset value, end of period	$7.36	$10.01	$10.52	$12.38	$15.51

Total Return(a)	(18.73)%	8.71%	11.67%	14.98%	61.14%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,230	$58,452	$53,389	$80,084	$179,268
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.44%	1.46%	1.71%	1.48%	1.21%
Portfolio turnover rate	63%	79%	48%	66%	86%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.19%	0.22%	0.19%	0.12%	0.08%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02	$0.04	$0.09	$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Value Fund.

U.S. SMALL/MID CAP GROWTH FUND

	Class III Shares
	Year Ended February 28/29,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.93	$19.67	$21.96	$21.78	$13.52

Income (loss) from investment operations:
Net investment income (loss)†	0.06	0.07	0.06	0.03	0.00 (b)
Net realized and unrealized gain (loss)	(1.79)	0.79	2.93	1.96	8.28

Total from investment operations	(1.73)	0.86	2.99	1.99	8.28

Less distributions to shareholders:
From net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.02)
From net realized gains	(3.49)	(1.51)	(5.21)	(1.80)	—
Return of capital	(0.06)	—	—	—	—

Total distributions	(3.61)	(1.60)	(5.28)	(1.81)	(0.02)

Net asset value, end of period	$13.59	$18.93	$19.67	$21.96	$21.78

Total Return(a)	(11.74)%	4.86%	14.63%	10.50%	61.22%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,198	$25,314	$29,804	$38,801	$41,662
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	0.30%	0.38%	0.30%	0.16%	0.02%
Portfolio turnover rate	118%	109%	87%	110%	97%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.48%	0.60%	0.35%	0.26%	0.24%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.07	$0.03	$0.08	$0.04	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(b)	Net investment income was less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Growth Fund.

115

REAL ESTATE FUND

	Class III Shares
	Year Ended February 28/29,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.87	$12.27	$14.54	$14.65	$10.49

Income (loss) from investment operations:
Net investment income (loss)†	0.40	0.38	0.61	0.59	0.58
Net realized and unrealized gain (loss)	(3.29)	2.72	3.24	1.55	4.01

Total from investment operations	(2.89)	3.10	3.85	2.14	4.59

Less distributions to shareholders:
From net investment income	(0.14)	(0.31)	(0.40)	(0.87)	(0.43)
From net realized gains	(1.99)	(2.19)	(5.72)	(1.38)	—

Total distributions	(2.13)	(2.50)	(6.12)	(2.25)	(0.43)

Net asset value, end of period	$7.85	$12.87	$12.27	$14.54	$14.65

Total Return(a)	(24.04)%	29.76%	28.89%	16.01%	44.56%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,465	$37,650	$41,391	$235,837	$191,458
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.52%
Net investment income to average daily net assets	3.78%	3.24%	3.91%	4.13%	4.61%
Portfolio turnover rate	49%	43%	52%	134%	56%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.22%	0.28%	0.25%	0.25%	0.24%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2002, the “GMO REIT Fund” was renamed the “GMO Real Estate Fund.”

TAX-MANAGED U.S. EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005		2004

Net asset value, beginning of period	$13.48		$12.83	$12.14	$11.58		$8.62

Income (loss) from investment operations:
Net investment income (loss)†	0.21		0.19	0.20	0.16		0.14
Net realized and unrealized gain (loss)	(1.08)		0.64	0.69	0.54		2.96

Total from investment operations	(0.87)		0.83	0.89	0.70		3.10

Less distributions to shareholders:
From net investment income	(0.22)		(0.18)	(0.20)	(0.14)		(0.14)
From net realized gains	(0.18)		—	—	—		—

Total distributions	(0.40)		(0.18)	(0.20)	(0.14)		(0.14)

Net asset value, end of period	$12.21		$13.48	$12.83	$12.14		$11.58

Total Return(a)	(6.78)%		6.53%	7.46%	6.12	%(b)	36.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$88,686		$116,725	$121,339	$81,374		$62,027
Net expenses to average daily net assets	0.48	%(c)	0.48%	0.48%	0.48%		0.48%
Net investment income to average daily net assets	1.55%		1.46%	1.65%	1.39%		1.34%
Portfolio turnover rate	62%		67%	62%	87%		70%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.11%	0.08%	0.08%		0.13%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The effect of losses in the amount of $15,989 resulting from compliance violations and the Manager’s reimbursement of such losses had no effect on total return.
(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

116

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE EQUITY FUND

	Class III Shares						Class IV Shares						Class VI Shares
												Period from			Period from
												June 30, 2003			March 28, 2006
												(commencement of			(commencement of
												operations)	Year Ended		operations)
	Year Ended February 28/29,						Year Ended February 28/29,					through	February 29,		through
	2008		2007	2006	2005	2004	2008		2007	2006	2005	February 29, 2004	2008		February 28, 2007

Net asset value, beginning of period	$39.38		$35.23	$30.81	$26.75	$18.04	$39.36		$35.21	$30.80	$26.75	$21.08	$39.35		$36.09

Income (loss) from investment operations:
Net investment income (loss)†	1.01		0.86	0.72	0.55	0.40	1.04		0.85	0.65	0.56	0.16	0.98		0.74
Net realized and unrealized gain (loss)	(0.51)		6.06	4.79	4.54	8.81	(0.52)		6.09	4.87	4.54	6.03	(0.45)		5.33

Total from investment operations	0.50		6.92	5.51	5.09	9.21	0.52		6.94	5.52	5.10	6.19	0.53		6.07

Less distributions to shareholders:
From net investment income	(0.68)		(0.77)	(0.16)	(0.54)	(0.50)	(0.70)		(0.79)	(0.18)	(0.56)	(0.52)	(0.71)		(0.81)
From net realized gains	(1.95)		(2.00)	(0.93)	(0.49)	—	(1.95)		(2.00)	(0.93)	(0.49)	—	(1.95)		(2.00)

Total distributions	(2.63)		(2.77)	(1.09)	(1.03)	(0.50)	(2.65)		(2.79)	(1.11)	(1.05)	(0.52)	(2.66)		(2.81)

Net asset value, end of period	$37.25		$39.38	$35.23	$30.81	$26.75	$37.23		$39.36	$35.21	$30.80	$26.75	$37.22		$39.35

Total Return(a)	0.69%		20.04%	18.26%	19.20%	51.46%	0.75%		20.14%	18.31%	19.24%	29.71%**	0.78%		17.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$917,685		$877,816	$820,336	$321,463	$201,333	$947,063		$711,712	$1,183,535	$255,580	$24,134	$3,567,360		$1,377,829
Net expenses to average daily net assets	0.53	%(b)	0.53%	0.54%	0.55%	0.55%	0.47	%(b)	0.47%	0.48%	0.49%	0.49%*	0.44	%(b)	0.44	%*
Net investment income to average daily net assets	2.44%		2.29%	2.26%	1.98%	1.77%	2.51%		2.27%	1.98%	2.01%	0.99%*	2.36%		2.11	%*
Portfolio turnover rate	43%		47%	43%	45%	43%	43%		47%	43%	45%	43%††	43%		47	%†††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.10%	0.14%	0.27%	0.05%		0.05%	0.11%	0.14%	0.26%*	0.05%		0.05	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the year ended February 29, 2004.

†††	Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Disciplined Equity Fund.

117

INTERNATIONAL INTRINSIC VALUE FUND

	Class II Shares					Class III Shares
	Year Ended February 28/29,					Year Ended February 28/29,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Net asset value, beginning of period	$34.99	$32.35	$29.04	$24.18	$16.04	$35.28	$32.59	$29.23	$24.32	$16.13

Income (loss) from investment operations:
Net investment income (loss)†	0.93	0.79	0.65	0.49	0.44	0.94	0.81	0.72	0.59	0.45
Net realized and unrealized gain (loss)	(0.86)	5.60	4.45	5.07	8.31	(0.86)	5.66	4.44	5.02	8.36

Total from investment operations	0.07	6.39	5.10	5.56	8.75	0.08	6.47	5.16	5.61	8.81

Less distributions to shareholders:
From net investment income	(0.83)	(0.54)	(0.36)	(0.66)	(0.61)	(0.85)	(0.57)	(0.37)	(0.66)	(0.62)
From net realized gains	(4.54)	(3.21)	(1.43)	(0.04)	—	(4.54)	(3.21)	(1.43)	(0.04)	—

Total distributions	(5.37)	(3.75)	(1.79)	(0.70)	(0.61)	(5.39)	(3.78)	(1.80)	(0.70)	(0.62)

Net asset value, end of period	$29.69	$34.99	$32.35	$29.04	$24.18	$29.97	$35.28	$32.59	$29.23	$24.32

Total Return(a)	(1.11)%	20.46%	18.16%	23.17%	54.99%	(1.06)%	20.54%	18.26%	23.28%	55.05%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$510,006	$564,440	$567,313	$231,695	$85,625	$2,615,878	$2,703,050	$2,795,610	$1,804,485	$1,350,850
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.76%	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.59%	2.32%	2.16%	1.88%	2.15%	2.61%	2.36%	2.39%	2.30%	2.22%
Portfolio turnover rate	47%	36%	38%	46%	44%	47%	36%	38%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.06%	0.07%	0.09%	0.05%	0.04%	0.06%	0.07%	0.09%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL GROWTH EQUITY FUND

	Class III Shares						Class IV Shares
									Period from
									July 12, 2006
							Year Ended		(commencement of
	Year Ended February 28/29,						February 29,		operations) through
	2008		2007	2006	2005	2004	2008		February 28, 2007

Net asset value, beginning of period	$31.37		$29.90	$27.22	$23.67	$16.83	$31.38		$29.92

Income (loss) from investment operations:
Net investment income (loss)†	0.69		0.77	0.53	0.40	0.29	0.73		0.20
Net realized and unrealized gain (loss)	1.28		4.80	3.57	3.94	6.81	1.26		4.48

Total from investment operations	1.97		5.57	4.10	4.34	7.10	1.99		4.68

Less distributions to shareholders:
From net investment income	(0.40)		(0.49)	(0.10)	(0.33)	(0.26)	(0.41)		(0.50)
From net realized gains	(5.26)		(3.61)	(1.32)	(0.46)	—	(5.26)		(2.72)

Total distributions	(5.66)		(4.10)	(1.42)	(0.79)	(0.26)	(5.67)		(3.22)

Net asset value, end of period	$27.68		$31.37	$29.90	$27.22	$23.67	$27.70		$31.38

Total Return(a)	5.04%		19.21%	15.54%	18.66%	42.33%	5.11%		15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,018,040		$950,332	$3,119,919	$1,653,053	$565,104	$2,516,653		$2,864,791
Net expenses to average daily net assets	0.67	%(b)	0.67%	0.68%	0.69%	0.69%	0.61	%(b)	0.61	%*
Net investment income to average daily net assets	2.13%		2.46%	1.89%	1.64%	1.38%	2.24%		1.01	%*
Portfolio turnover rate	92%		74%	57%	52%	63%	92%		74	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.08%	0.09%	0.16%	0.05%		0.05	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Growth Fund.

118

INTERNATIONAL INTRINSIC VALUE FUND (CONT’D)

Class IV Shares
Year Ended February 28/29,
2008	2007	2006	2005	2004

$35.26	$32.58	$29.22	$24.31	$16.12

0.96	0.80	0.74	0.54	0.43
(0.85)	5.68	4.43	5.09	8.39

0.11	6.48	5.17	5.63	8.82

(0.87)	(0.59)	(0.38)	(0.68)	(0.63)
(4.54)	(3.21)	(1.43)	(0.04)	—

(5.41)	(3.80)	(1.81)	(0.72)	(0.63)

$29.96	$35.26	$32.58	$29.22	$24.31

(0.98)%	20.61%	18.32%	23.37%	55.15%

$4,131,392	$4,566,106	$3,150,741	$2,193,988	$863,612

0.63%	0.63%	0.63%	0.63%	0.63%

2.67%	2.32%	2.45%	2.06%	2.08%
47%	36%	38%	46%	44%

0.05%	0.04%	0.06%	0.07%	0.09%

119

DEVELOPED WORLD STOCK FUND

	Class III Shares					Class IV Shares
				Period from					Period from
				August 1, 2005					September 1, 2005
				(commencement					(commencement
				of operations)					of operations)
	Year Ended			through		Year Ended			through
	February 28/29,			February 28,		February 28/29,			February 28,
	2008		2007	2006		2008		2007	2006

Net asset value, beginning of period	$24.58		$22.24	$20.00		$24.59		$22.25	$20.24

Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.43	0.15		0.56		0.45	0.12
Net realized and unrealized gain (loss)	(0.74)		2.84	2.15		(0.74)		2.82	1.95

Total from investment operations	(0.20)		3.27	2.30		(0.18)		3.27	2.07

Less distributions to shareholders:
From net investment income	(0.67)		(0.32)	(0.06)		(0.68)		(0.32)	(0.06)
From net realized gains	(1.83)		(0.61)	—		(1.83)		(0.61)	—

Total distributions	(2.50)		(0.93)	(0.06)		(2.51)		(0.93)	(0.06)

Net asset value, end of period	$21.88		$24.58	$22.24		$21.90		$24.59	$22.25

Total Return(a)	(1.73)%		14.87%	11.51	%**	(1.66)%		14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$309,609		$282,446	$179,466		$206,408		$209,937	$137,409
Net expenses to average daily net assets	0.62	%(b)	0.62%	0.62	%*	0.57	%(b)	0.57%	0.57	%*
Net investment income to average daily net assets	2.15%		1.83%	1.27	%*	2.22%		1.93%	1.20	%*
Portfolio turnover rate	53%		43%	15	%**††	53%		43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.12%	0.20	%*	0.11%		0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.03	$0.07		$—	(c)	$0.02	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(b)	The net expense ratio does not include the effect of expense reductions.
(c)	For the year ended February 29, 2008, the class received no purchase premiums or redemption fees.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period August 1, 2005 through February 28, 2006.

120

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006		2005	2004

Net asset value, beginning of period	$7.45		$9.07	$8.38		$7.33	$5.54

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.03		0.10	0.07		0.21	0.20
Net realized and unrealized gain (loss)	(0.29)		1.17	2.17		0.84	1.59

Total from investment operations	(0.26)		1.27	2.24		1.05	1.79

Less distributions to shareholders:
From net investment income	—		(0.12)	(0.71	)(d)	—	—
From net realized gains	(1.87)		(2.77)	(0.84)		—	—

Total distributions	(1.87)		(2.89)	(1.55)		—	—

Net asset value, end of period	$5.32		$7.45	$9.07		$8.38	$7.33

Total Return(b)	(6.75)%		15.60%	28.42%		14.32%	32.31%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,273		$227,096	$728,814		$580,905	$160,586
Net expenses to average daily net assets(c)	0.08	%(e)	0.07%	0.05%		0.04%	0.04%
Net investment income to average daily net assets(a)	0.42%		1.23%	0.82%		2.64%	2.98%
Portfolio turnover rate	11%		18%	36%		3%	5%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.71%		0.68%	0.67%		0.71%	0.87%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

121

FOREIGN FUND

	Class II Shares						Class III Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2008		2007	2006	2005	2004	2008		2007	2006	2005	2004

Net asset value, beginning of period	$18.56		$16.70	$15.13	$13.29	$8.88	$18.64		$16.76	$15.18	$13.34	$8.90

Income (loss) from investment operations:
Net investment income (loss)(a)	0.40		0.38	0.28	0.26	0.17	0.41		0.38	0.30	0.26	0.19
Net realized and unrealized gain (loss)	(0.36)		3.06	2.46	2.28	4.46	(0.36)		3.09	2.45	2.30	4.47

Total from investment operations	0.04		3.44	2.74	2.54	4.63	0.05		3.47	2.75	2.56	4.66

Less distributions to shareholders:
From net investment income	(0.44)		(0.43)	(0.33)	(0.34)	(0.22)	(0.46)		(0.44)	(0.33)	(0.36)	(0.22)
From net realized gains	(1.64)		(1.15)	(0.84)	(0.36)	—	(1.64)		(1.15)	(0.84)	(0.36)	—

Total distributions	(2.08)		(1.58)	(1.17)	(0.70)	(0.22)	(2.10)		(1.59)	(1.17)	(0.72)	(0.22)

Net asset value, end of period	$16.52		$18.56	$16.70	$15.13	$13.29	$16.59		$18.64	$16.76	$15.18	$13.34

Total Return(b)	(0.78)%		21.21%	19.01%	19.40%	52.49%	(0.75)%		21.36%	19.07%	19.41%	52.76%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$848,359		$1,018,021	$1,213,447	$808,149	$781,448	$4,078,545		$4,556,742	$3,800,326	$3,663,370	$2,260,046
Net expenses to average daily net assets	0.82	%(c)	0.82%	0.82%	0.82%	0.82%	0.75	%(c)	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.10%		2.17%	1.82%	1.92%	1.47%	2.16%		2.11%	1.97%	1.87%	1.67%
Portfolio turnover rate	29%		23%	25%	23%	25%	29%		23%	25%	23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.05%	0.06%	0.08%	0.05%		0.05%	0.05%	0.06%	0.08%

(a)	Calculated using average shares outstanding throughout the period.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions.

FOREIGN SMALL COMPANIES FUND

	Class III Shares						Class IV Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2008		2007	2006	2005	2004	2008		2007	2006	2005	2004

Net asset value, beginning of period	$18.38		$17.98	$17.19	$14.79	$9.13	$18.39		$17.99	$17.20	$14.80	$9.13

Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.28	0.26	0.26	0.20	0.31		0.28	0.26	0.26	0.21
Net realized and unrealized gain (loss)	(0.36)		4.51	3.19	3.76	5.77	(0.35)		4.52	3.20	3.76	5.77

Total from investment operations	(0.05)		4.79	3.45	4.02	5.97	(0.04)		4.80	3.46	4.02	5.98

Less distributions to shareholders:
From net investment income	(0.41)		(0.44)	(0.32)	(0.38)	(0.31)	(0.42)		(0.45)	(0.33)	(0.38)	(0.31)
From net realized gains	(3.29)		(3.95)	(2.34)	(1.24)	—	(3.29)		(3.95)	(2.34)	(1.24)	—

Total distributions	(3.70)		(4.39)	(2.66)	(1.62)	(0.31)	(3.71)		(4.40)	(2.67)	(1.62)	(0.31)

Net asset value, end of period	$14.63		$18.38	$17.98	$17.19	$14.79	$14.64		$18.39	$17.99	$17.20	$14.80

Total Return(a)	(1.96)%		29.94%	22.32%	28.40%	65.76%	(1.91)%		30.00%	22.37%	28.44%	65.92%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,804		$375,565	$364,551	$426,758	$480,966	$666,991		$740,872	$638,634	$567,048	$333,731
Net expenses to average daily net assets	0.86	%(b)	0.86%	0.85%	0.85%	0.85%	0.81	%(b)	0.81%	0.80%	0.81%	0.80%
Net investment income to average daily net assets	1.69%		1.53%	1.52%	1.71%	1.71%	1.70%		1.54%	1.55%	1.69%	1.78%
Portfolio turnover rate	42%		37%	40%	25%	31%	42%		37%	40%	25%	31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.09%	0.09%	0.09%	0.11%	0.09%		0.09%	0.09%	0.09%	0.11%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

122

FOREIGN FUND (CONT’D)

Class IV Shares
Year Ended February 28/29,
2008		2007	2006	2005	2004

$18.64		$16.77	$15.18	$13.34	$8.90

0.40		0.36	0.31	0.28	0.19
(0.34)		3.11	2.47	2.28	4.48

0.06		3.47	2.78	2.56	4.67

(0.47)		(0.45)	(0.35)	(0.36)	(0.23)
(1.64)		(1.15)	(0.84)	(0.36)	—

(2.11)		(1.60)	(1.19)	(0.72)	(0.23)

$16.59		$18.64	$16.77	$15.18	$13.34

(0.68)%		21.36%	19.22%	19.47%	52.84%

$3,571,516		$3,424,024	$2,007,037	$1,169,805	$923,221
0.69	%(c)	0.69%	0.69%	0.69%	0.70%

2.08%		2.04%	1.98%	2.00%	1.65%
29%		23%	25%	23%	25%

0.05%		0.05%	0.05%	0.06%	0.09%

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$12.22		$14.93	$17.84	$17.09	$9.50

Income (loss) from investment operations:
Net investment income (loss)	0.24	†	0.25 †	0.34 †	0.30 †	0.20
Net realized and unrealized gain (loss)	(0.34)		2.68	3.44	3.56	7.94

Total from investment operations	(0.10)		2.93	3.78	3.86	8.14

Less distributions to shareholders:
From net investment income	(0.51)		(0.33)	(0.44)	(0.54)	(0.20)
From net realized gains	(2.32)		(5.31)	(6.25)	(2.57)	(0.35)

Total distributions	(2.83)		(5.64)	(6.69)	(3.11)	(0.55)

Net asset value, end of period	$9.29		$12.22	$14.93	$17.84	$17.09

Total Return(a)	(2.04)%		23.35%	25.77%	24.45%	86.62%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$679,536		$856,471	$986,602	$1,517,223	$1,592,464
Net expenses to average daily net assets	0.76	%(b)	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.98%		1.79%	2.01%	1.75%	1.60%
Portfolio turnover rate	72%		48%	49%	53%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.13%		0.09%	0.11%	0.11%	0.13%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.03	$0.07	$0.08	$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

123

EMERGING MARKETS FUND

	Class III Shares						Class IV Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2008		2007	2006	2005	2004	2008		2007	2006	2005	2004

Net asset value, beginning of period	$20.67		$22.49	$19.05	$15.78	$8.82	$20.62		$22.45	$19.02	$15.75	$8.81

Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.41	0.37	0.34	0.23	0.23		0.42	0.40	0.34	0.24
Net realized and unrealized gain (loss)	5.94		3.00	6.24	4.40	6.97	5.95		2.99	6.20	4.41	6.94

Total from investment operations	6.19		3.41	6.61	4.74	7.20	6.18		3.41	6.60	4.75	7.18

Less distributions to shareholders:
From net investment income	(0.31)		(0.54)	(0.43)	(0.32)	(0.24)	(0.33)		(0.55)	(0.43)	(0.33)	(0.24)
From net realized gains	(6.07)		(4.69)	(2.74)	(1.15)	—	(6.07)		(4.69)	(2.74)	(1.15)	—

Total distributions	(6.38)		(5.23)	(3.17)	(1.47)	(0.24)	(6.40)		(5.24)	(3.17)	(1.48)	(0.24)

Net asset value, end of period	$20.48		$20.67	$22.49	$19.05	$15.78	$20.40		$20.62	$22.45	$19.02	$15.75

Total Return(a)	28.38%		17.05%	37.99%	31.45%	82.10%	28.38%		17.10%	38.05%	31.59%	81.97%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,402,343		$4,276,782	$4,788,395	$4,433,098	$4,079,172	$3,021,319		$2,599,002	$3,081,021	$3,255,865	$1,799,736
Net expenses to average daily net assets	1.09	%(d)	1.07%	1.10%	1.11%	1.12%	1.05	%(d)	1.03%	1.05%	1.06%	1.08%
Net investment income to average daily net assets	1.04%		1.87%	1.88%	2.17%	1.85%	0.98%		1.94%	2.03%	2.13%	2.05%
Portfolio turnover rate	60%		44%	41%	57%	46%	60%		44%	41%	57%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	%(f)	0.01%	0.01%	0.01%	0.02%	0.00	%(f)	0.01%	0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.02	$0.01	$0.01	$0.06	$0.02		$0.02	$0.01	0.00 (g)	$0.05

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(b)	The class was inactive from October 27, 2004 to February 10, 2005.
(c)	Distributions from net realized gains were less than $0.01 per share.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
(f)	Ratio is less than 0.01%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.
****	Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.
†	Calculated using average shares outstanding throughout the period.

124

EMERGING MARKETS FUND (CONT’D)

Class V Shares										Class VI Shares
				Period from				Period from							Period from
				February 11, 2005				August 4, 2003							June 30, 2003
				(commencement		Period from		(commencement							(commencement
				of operations)		March 1, 2004		of operations)							of operations)
				through		through		through							through
Year Ended February 28/29,				February 28,		October 26		February 29,		Year Ended February 28/29,					February 29,
2008		2007	2006	2005(b)		2004(b)		2004		2008		2007	2006	2005	2004

$20.61		$22.44	$19.02	$17.88		$15.77		$10.81		$20.63		$22.45	$19.03	$15.76	$10.45

0.23		0.43	0.22	(0.01)		0.25		0.13		0.25		0.42	0.38	0.34	0.14
5.96		2.98	6.39	1.15		(0.09)		5.02		5.95		3.01	6.23	4.41	5.42

6.19		3.41	6.61	1.14		0.16		5.15		6.20		3.43	6.61	4.75	5.56

(0.34)		(0.55)	(0.45)	—		(0.07)		(0.19)		(0.34)		(0.56)	(0.45)	(0.33)	(0.25)
(6.07)		(4.69)	(2.74)	—		(0.00	)(c)	—		(6.07)		(4.69)	(2.74)	(1.15)	—

(6.41)		(5.24)	(3.19)	—		(0.07)		(0.19)		(6.41)		(5.25)	(3.19)	(1.48)	(0.25)

$20.39		$20.61	$22.44	$19.02		$15.86		$15.77		$20.42		$20.63	$22.45	$19.03	$15.76

28.43%		17.11%	38.12%	6.38	%**	1.10	%**	47.82	%**	28.49%		17.20%	38.07%	31.63%	53.62	%**

$1,190,887		$679,988	$1,447,059	$38,564		$116,417		$382,193		$5,902,406		$5,116,565	$3,203,435	$2,083,376	$879,837
1.03	%(d)	1.01%	1.04%	1.03	%*	1.05	%*	1.07	%*	1.00	%(d)	0.98%	1.00%	1.01%	1.04	%*
0.98%		1.97%	1.06%	(0.05	)%(e)**	1.70	%(e)**	1.69	%*	1.05%		1.93%	1.94%	2.15%	1.54	%*
60%		44%	41%	57	%***	57	%***	46	%****	60%		44%	41%	57%	46	%****
0.00	%(f)	0.01%	0.01%	0.02	%*	0.01	%*	0.02	%*	0.00	%(f)	0.01%	0.01%	0.01%	0.02	%*
$0.05		$0.03	$0.02	$—		$—		$0.03		$0.03		$0.02	$0.02	$0.03	$0.04

125

EMERGING COUNTRIES FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006		2005		2004

Net asset value, beginning of period	$16.04		$19.20	$15.99		$14.99		$8.54

Income (loss) from investment operations:
Net investment income (loss)	0.23	†	0.32 †	0.28	†	0.30	†	0.18
Net realized and unrealized gain (loss)	4.87		2.50	5.09		3.43		6.71

Total from investment operations	5.10		2.82	5.37		3.73		6.89

Less distributions to shareholders:
From net investment income	(0.30)		(0.36)	(0.35)		(0.31)		(0.22)
From net realized gains	(5.58)		(5.62)	(1.81)		(2.42)		(0.22)

Total distributions	(5.88)		(5.98)	(2.16)		(2.73)		(0.44)

Net asset value, end of period	$15.26		$16.04	$19.20		$15.99		$14.99

Total Return	30.68	%(a)	16.20%	36.38	%(a)	28.76	%(a)	81.45	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$371,540		$339,268	$346,018		$249,005		$249,844
Net expenses to average daily net assets	1.11	%(b)	1.06%	1.10%		1.10%		1.16%
Net investment income to average daily net assets	1.31%		1.74%	1.68%		2.12%		1.82%
Portfolio turnover rate	72%		58%	35%		53%		57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		—	0.01%		0.05%		0.06%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

Effective April 1, 2002, the “GMO Evolving Countries Fund” was renamed the “GMO Emerging Countries Fund.”

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$20.76		$18.31	$15.78	$13.19	$8.73

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.36	0.35	0.26	0.21
Net realized and unrealized gain (loss)	0.20	(b)	3.28	2.77	2.61	4.55

Total from investment operations	0.71		3.64	3.12	2.87	4.76

Less distributions to shareholders:
From net investment income	(0.57)		(0.40)	(0.31)	(0.28)	(0.30)
From net realized gains	(2.17)		(0.79)	(0.28)	—	—

Total distributions	(2.74)		(1.19)	(0.59)	(0.28)	(0.30)

Net asset value, end of period	$18.73		$20.76	$18.31	$15.78	$13.19

Total Return(a)	2.28%		20.33%	20.04%	21.94%	54.99%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,092,346		$1,105,264	$829,583	$559,912	$291,360
Net expenses to average daily net assets	0.69	%(c)	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.33%		1.83%	2.10%	1.91%	1.87%
Portfolio turnover rate	41%		34%	39%	44%	36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.08%	0.10%	0.16%	0.26%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

126

FIXED INCOME FUNDS

CORE PLUS BOND FUND

	Class III Shares						Class IV Shares
										Period from
										July 26, 2005
										(commencement of
	Year Ended February 28/29,						Year Ended February 28/29,			operations) through
	2008		2007	2006	2005	2004	2008		2007	February 28, 2006

Net asset value, beginning of period	$10.49		$10.32	$10.35	$10.40	$9.95	$10.50		$10.33	$10.46

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.37		0.43	0.15	0.18	0.25	0.36		0.45	0.23
Net realized and unrealized gain (loss)	(0.63)		0.27	0.17	0.24	0.91	(0.61)		0.26	(0.01	)(d)

Total from investment operations	(0.26)		0.70	0.32	0.42	1.16	(0.25)		0.71	0.22

Less distributions to shareholders:
From net investment income	(0.81)		(0.53)	(0.35)	(0.25)	(0.28)	(0.81)		(0.54)	(0.35)
From net realized gains	—		—	—	(0.22)	(0.43)	—		—	—

Total distributions	(0.81)		(0.53)	(0.35)	(0.47)	(0.71)	(0.81)		(0.54)	(0.35)

Net asset value, end of period	$9.42		$10.49	$10.32	$10.35	$10.40	$9.44		$10.50	$10.33

Total Return(b)	(2.56)%		6.85%	3.10%	4.01%	11.99%	(2.42)%		6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$125,506		$187,045	$148,476	$1,216,251	$602,824	$1,017,792		$2,182,618	$2,618,011
Net expenses to average daily net assets(c)	0.39	%(e)	0.39%	0.39%	0.39%	0.39%	0.34	%(e)	0.34%	0.34	%*
Net investment income to average daily net assets(a)	3.70%		4.11%	1.40%	1.77%	2.43%	3.60%		4.33%	2.16	%(f)
Portfolio turnover rate	44%		72%	62%	108%	114%	44%		72%	62	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06%	0.06%	0.07%	0.09%	0.06%		0.06%	0.07	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund’s net income is not earned ratably throughout the fiscal year.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$9.73		$9.57	$10.61	$10.38	$9.94

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.41	0.21	0.17	0.20
Net realized and unrealized gain (loss)	0.31		0.38	(0.93)	1.02	1.94

Total from investment operations	0.72		0.79	(0.72)	1.19	2.14

Less distributions to shareholders:
From net investment income	(0.94)		(0.54)	(0.31)	(0.91)	(0.71)
From net realized gains	—		(0.09)	(0.01)	(0.05)	(0.99)

Total distributions	(0.94)		(0.63)	(0.32)	(0.96)	(1.70)

Net asset value, end of period	$9.51		$9.73	$9.57	$10.61	$10.38

Total Return(b)	8.09%		8.32%	(6.83)%	11.81%	23.17%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$514,570		$449,478	$422,528	$438,365	$271,015
Net expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.39%	0.39%	0.39%
Net investment income to average daily net assets(a)	4.26%		4.17%	2.13%	1.65%	1.98%
Portfolio turnover rate	51%		32%	36%	51%	26%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.07%		0.26%*	0.08%	0.09%	0.12%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
*	Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager.
†	Calculated using average shares outstanding throughout the period.

127

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006		2005	2004

Net asset value, beginning of period	$9.21		$9.04	$9.59		$9.16	$8.85

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.17	0.18		0.14	0.06
Net realized and unrealized gain (loss)	(0.62)		0.15	0.39		0.44	0.76

Total from investment operations	(0.29)		0.32	0.57		0.58	0.82

Less distributions to shareholders:
From net investment income	(0.01)		—	(1.00	)(d)	(0.15)	(0.51)
From net realized gains	—		(0.14)	(0.12)		—	—
Return of capital	(0.12)		(0.01)	—		—	—

Total distributions	(0.13)		(0.15)	(1.12)		(0.15)	(0.51)

Net asset value, end of period	$8.79		$9.21	$9.04		$9.59	$9.16

Total Return(b)	(3.08)%		3.58%	6.01%		6.35%	9.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$155,952		$274,422	$953,894		$1,015,009	$222,872
Net expenses to average daily net assets(c)	0.38	%(e)	0.39%	0.39%		0.39%	0.38%
Net investment income to average daily net assets(a)	3.62%		1.93%	1.91%		1.51%	0.68%
Portfolio turnover rate	55%		25%	49%		44%	36%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.06%	0.06%		0.09%	0.24%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

GLOBAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$8.92		$8.53	$9.11	$8.73	$9.20

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.42		0.38	0.18	0.21	0.12
Net realized and unrealized gain (loss)	0.11		0.38	(0.57)	0.63	1.42

Total from investment operations	0.53		0.76	(0.39)	0.84	1.54

Less distributions to shareholders:
From net investment income	(0.75)		(0.37)	(0.19)	(0.46)	—
From net realized gains	—		—	—	—	(1.90)
Return of capital	—		—	—	—	(0.11)

Total distributions	(0.75)		(0.37)	(0.19)	(0.46)	(2.01)

Net asset value, end of period	$8.70		$8.92	$8.53	$9.11	$8.73

Total Return(b)	6.50%		8.99%	(4.33)%	9.52%	20.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,614		$185,321	$168,324	$170,750	$138,684
Net expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.37%	0.33%	0.32%
Net investment income to average daily net assets(a)	4.86%		4.33%	2.12%	2.40%	1.44%
Portfolio turnover rate	20%		22%	20%	38%	45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.06%	0.07%	0.12%	0.12%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

128

EMERGING COUNTRY DEBT FUND

	Class III Shares						Class IV Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2008		2007	2006	2005	2004	2008		2007	2006	2005	2004

Net asset value, beginning of period	$10.73		11.30	$11.09	$10.51	$9.51	$10.73		$11.30	$11.09	$10.51	$9.52

Income (loss) from investment operations:
Net investment income (loss)†	0.68		0.86	0.88	0.89	1.01	0.69		0.87	0.88	0.90	1.06
Net realized and unrealized gain (loss)	(0.13)		0.30	1.14	1.16	1.81	(0.13)		0.29	1.15	1.16	1.75

Total from investment operations	0.55		1.16	2.02	2.05	2.82	0.56		1.16	2.03	2.06	2.81

Less distributions to shareholders:
From net investment income	(0.76)		(0.94)	(1.26)	(1.18)	(1.06)	(0.77)		(0.94)	(1.27)	(1.19)	(1.06)
From net realized gains	(0.46)		(0.79)	(0.55)	(0.29)	(0.76)	(0.46)		(0.79)	(0.55)	(0.29)	(0.76)

Total distributions	(1.22)		(1.73)	(1.81)	(1.47)	(1.82)	(1.23)		(1.73)	(1.82)	(1.48)	(1.82)

Net asset value, end of period	$10.06		$10.73	$11.30	$11.09	$10.51	$10.06		$10.73	$11.30	$11.09	$10.51

Total Return(a)	5.07%		10.98%	19.50%	20.58%	30.46%	5.13%		11.06%	19.57%	20.64%	30.38%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$734,921		$876,598	$1,020,976	$1,088,609	$925,517	$2,114,181		$1,996,230	$1,799,792	$1,550,402	$1,238,209
Net operating expenses to average daily net assets(b)	0.57	%(d)	0.57%	0.57%	0.57%	0.57%	0.53	%(d)	0.52%	0.52%	0.52%	0.52%
Interest expense to average daily net assets(c)	0.74%		0.48%	0.22%	0.08%	0.08%	0.74%		0.48%	0.22%	0.08%	0.08%
Total net expenses to average daily net assets	1.31	%(d)	1.05%	0.79%	0.65%	0.65%	1.27	%(d)	1.00%	0.74%	0.60%	0.60%
Net investment income to average daily net assets	6.36%		7.91%	7.75%	8.22%	9.44%	6.45%		7.97%	7.75%	8.29%	9.95%
Portfolio turnover rate	53%		83%	144%	121%	119%	53%		83%	144%	121%	119%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01	$0.01	$0.01	$0.03	$0.00	(e)	$0.01	$0.00 (e)	$0.01	$0.04

(a)	Calculation excludes purchase premiums and redemption fees which are borne by shareholders and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(c)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

SHORT-DURATION INVESTMENT FUND

	Class III Shares
	Year Ended February 28/29,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$8.93	$8.82	$8.77	$8.75	$8.68

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32	0.47	0.27	0.23	0.12
Net realized and unrealized gain (loss)	(0.28)	0.11	0.07	(0.01)	0.07

Total from investment operations	0.04	0.58	0.34	0.22	0.19

Less distributions to shareholders:
From net investment income	(0.52)	(0.47)	(0.29)	(0.20)	(0.12)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(0.52)	(0.47)	(0.29)	(0.20)	(0.12)

Net asset value, end of period	$8.45	$8.93	$8.82	$8.77	$8.75

Total Return(b)	0.40%	6.62%	3.83%	2.49%	2.24%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,375	$31,315	$29,454	$29,607	$44,156
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20%	0.20%	0.21%
Net investment income to average daily net assets(a)	3.59%	5.21%	3.01%	2.57%	1.36%
Portfolio turnover rate	5%	12%	17%	101%	4%
Fees and expenses reimbursed by the Manager to average daily assets:	0.60%	0.14%	0.13%	0.10%	0.10%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	Return of capital distribution was less than $0.01.
†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2003, the “GMO Short-Term Income Fund” was renamed the “GMO Short-Duration Investment Fund.”

129

SHORT-DURATION COLLATERAL SHARE FUND

	Class III
		Period from
		December 28, 2006
		(commencement
	Year Ended	of operations)
	February 29,	through
	2008	February 28, 2007

Net asset value, beginning of period	$25.05	$24.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.07	(0.01)
Net realized and unrealized gain (loss)	(1.38)	0.24

Total from investment operations	(0.31)	0.23

Less distributions to shareholders:
From net investment income	(1.35)	—

Total distributions	(1.35)	—

Net asset value, end of period	$23.39	$25.05

Total Return(b)	(1.33)%	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,637	$40,563
Net expenses to average daily net assets(c)	0.20%	0.21	%*
Net investment income (loss) to average daily net assets	4.25%	(0.21)%
Portfolio turnover rate	127%	125	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15%	0.06	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover for the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

130

INFLATION INDEXED PLUS BOND FUND

	Class III				Class VI
			Period from				Period from
			June 29, 2006				May 31, 2006
			(commencement				(commencement
	Year Ended		of operations)		Year Ended		of operations)
	February 29,		through		February 29,		through
	2008		February 28, 2007		2008		February 28, 2007

Net asset value, beginning of period	$25.47		$24.96		$25.48		$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.13		0.75		1.38		0.83
Net realized and unrealized gain (loss)	(0.21)		0.68		(0.45)		0.60

Total from investment operations	0.92		1.43		0.93		1.43

Less distributions to shareholders:
From net investment income	(2.81)		(0.87)		(2.84)		(0.90)
From net realized gains	(0.06)		(0.05)		(0.06)		(0.05)

Total distributions	(2.87)		(0.92)		(2.90)		(0.95)

Net asset value, end of period	$23.52		$25.47		$23.51		$25.48

Total Return(b)	3.95%		5.79	%**	4.00%		5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137,492		$260,205		$90,360		$1,874,841
Net operating expenses to average daily net assets(c)	0.37	%(d)	0.39	%*	0.29	%(d)	0.29	%*
Interest expense to average daily net assets	0.07%		—		0.07%		—
Total net expenses to average daily net assets	0.44	%(d)	0.39	%*	0.36	%(d)	0.29	%*
Net investment income to average daily net assets(a)	4.51%		4.37	%*	5.48%		4.33	%*
Portfolio turnover rate	131%		37	%††	131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06	%*	0.06%		0.06	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred directly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

131

ASSET ALLOCATION FUNDS

U.S. EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005		2004

Net asset value, beginning of period	$6.38		$6.56	$6.41	$6.40		$4.53

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.10	0.10	0.11		0.08
Net realized and unrealized gain (loss)	(0.42)		0.28	0.31	0.34		1.89

Total from investment operations	(0.31)		0.38	0.41	0.45		1.97

Less distributions to shareholders:
From net investment income	(0.32)		(0.15)	(0.12)	(0.14)		(0.02)
From net realized gains	(0.64)		(0.41)	(0.14)	(0.30)		(0.08)

Total distributions	(0.96)		(0.56)	(0.26)	(0.44)		(0.10)

Net asset value, end of period	$5.11		$6.38	$6.56	$6.41		$6.40

Total Return(b)	(6.43)%		6.48%	6.45%	7.18%		43.72%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$95,067		$149,312	$173,146	$151,378		$73,342
Net expenses to average daily net assets(c)	0.00	%(d)(e)	0.04%	0.01%	0.00	%(d)	0.00	%(d)
Net investment income to average daily net assets(a)	1.78%		1.63%	1.52%	1.75%		1.43%
Portfolio turnover rate	26%		35%	13%	16%		17%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.18%	0.51%	0.54%		0.58%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00		$0.00	$0.00	$0.00		$0.00

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investments in the underlying funds.
(d)	Net expenses were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period. Purchase premiums and redemption fees were less than $0.01 per share.

Effective June 30, 2006, the “GMO U.S. Sector Fund” was renamed the “GMO U.S. Equity Allocation Fund.”

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$17.96		$17.13	$15.19	$12.83	$8.23

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.31		0.33	0.18	0.29	0.25
Net realized and unrealized gain (loss)	1.32		2.85	2.90	2.65	4.60

Total from investment operations	1.63		3.18	3.08	2.94	4.85

Less distributions to shareholders:
From net investment income	(1.00)		(0.83)	(0.47)	(0.42)	(0.25)
From net realized gains	(2.14)		(1.52)	(0.67)	(0.16)	—

Total distributions	(3.14)		(2.35)	(1.14)	(0.58)	(0.25)

Net asset value, end of period	$16.45		$17.96	$17.13	$15.19	$12.83

Total Return(b)	7.81%		19.33%	21.15%	23.25%	60.41%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$755,542		$758,757	$659,520	$489,026	$256,277
Net expenses to average daily net assets(c)	0.00	%(d)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	1.66%		1.87%	1.15%	2.18%	2.35%
Portfolio turnover rate	9%		4%	7%	15%	43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%	0.02%	0.03%	0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.00 (e)	$0.00 (e)	$0.01	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

132

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
			Period from
			June 5, 2006
			(commencement
	Year Ended		of operations)
	February 29,		through
	2008		February 28, 2007

Net asset value, beginning of period	$22.16		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.47		0.53
Net realized and unrealized gain (loss)	0.52		2.45

Total from investment operations	0.99		2.98

Less distributions to shareholders:
From net investment income	(1.24)		(0.72)
From net realized gains	(1.28)		(0.10)

Total distributions	(2.52)		(0.82)

Net asset value, end of period	$20.63		$22.16

Total Return(b)	3.57%		14.93%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$718,390		$440,431
Net expenses to average daily net assets(c)	0.00	%(d)	0.00%*
Net investment income to average daily net assets(a)	2.04%		3.32%*
Portfolio turnover rate	4%		1%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses to average daily net assets were less than 0.01%. Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$11.96		$11.89	$11.63	$10.86	$7.51

Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	†	0.23 †	0.23 †	0.23 †	0.14
Net realized and unrealized gain (loss)	0.09	(d)	1.08	1.32	1.23	3.55

Total from investment operations	0.29		1.31	1.55	1.46	3.69

Less distributions to shareholders:
From net investment income	(0.49)		(0.38)	(0.34)	(0.27)	(0.21)
From net realized gains	(1.51)		(0.86)	(0.95)	(0.42)	(0.13)

Total distributions	(2.00)		(1.24)	(1.29)	(0.69)	(0.34)

Net asset value, end of period	$10.25		$11.96	$11.89	$11.63	$10.86

Total Return(b)	1.01%		11.56%	13.91%	13.70%	49.63%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$356,524		$354,236	$326,032	$335,819	$222,856
Net expenses to average daily net assets(c)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	1.63%		1.90%	1.99%	2.11%	1.99%
Portfolio turnover rate	30%		15%	20%	17%	73%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.04%	0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00 (f)	$0.00 (f)	$0.00 (f)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.
(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

Effective June 1, 2008, the “GMO Global (U.S.+) Equity Allocation Fund” was renamed the “GMO Global Equity Allocation Fund.”

133

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
				Period from
				June 16, 2005
				(commencement
	Year Ended			of operations)
	February 28/29,			through
	2008		2007	February 28, 2006

Net asset value, beginning of period	$24.25		$22.49	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.43		0.40	0.37
Net realized and unrealized gain (loss)	0.01	(d)	2.93	2.78

Total from investment operations	0.44		3.33	3.15

Less distributions to shareholders:
From net investment income	(1.10)		(0.73)	(0.46)
From net realized gains	(1.88)		(0.84)	(0.20)

Total distributions	(2.98)		(1.57)	(0.66)

Net asset value, end of period	$21.71		$24.25	$22.49

Total Return(b)	0.72%		14.94%	15.90%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$944,374		$902,324	$407,230
Net expenses to average daily net assets(c)	0.00	%(e)	0.00%	0.00%*
Net investment income to average daily net assets(a)	1.72%		1.68%	2.42%*
Portfolio turnover rate	20%		12%	5%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.02%	0.06%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.01	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

GLOBAL BALANCED ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$12.01		$11.76	$11.33	$10.74	$8.13

Income (loss) from investment operations:
Net investment income (loss)(a)	0.48	†	0.39 †	0.36 †	0.27 †	0.18
Net realized and unrealized gain (loss)	0.05		0.66	0.86	0.90	2.68

Total from investment operations	0.53		1.05	1.22	1.17	2.86

Less distributions to shareholders:
From net investment income	(0.53)		(0.43)	(0.37)	(0.32)	(0.23)
From net realized gains	(0.64)		(0.37)	(0.42)	(0.26)	(0.02)

Total distributions	(1.17)		(0.80)	(0.79)	(0.58)	(0.25)

Net asset value, end of period	$11.37		$12.01	$11.76	$11.33	$10.74

Total Return(b)	4.10%		9.22%	11.05%	11.07%	35.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,364,855		$3,079,164	$1,812,191	$1,030,238	$453,807
Net expenses to average daily net assets(c)	0.00	%(d)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	3.89%		3.28%	3.17%	2.53%	2.19%
Portfolio turnover rate	76%		23%	16%	10%	59%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%	0.01%	0.02%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01	$0.01	$0.01	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2002, the “GMO World Equity Allocation Fund” was renamed the “GMO World Balanced Allocation Fund.” Effective June 30, 2003, the “GMO World Balanced Allocation Fund” was renamed the “GMO Global Balanced Asset Allocation Fund.”

134

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
				Period from
				May 31, 2005
				(commencement
	Year Ended			of operations)
	February 28/29,			through
	2008		2007	February 28, 2006

Net asset value, beginning of period	$23.71		$22.37	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.99		0.69	0.52
Net realized and unrealized gain (loss)	(0.15)		2.17	2.34

Total from investment operations	0.84		2.86	2.86

Less distributions to shareholders:
From net investment income	(1.02)		(0.90)	(0.47)
From net realized gains	(0.83)		(0.62)	(0.02)

Total distributions	(1.85)		(1.52)	(0.49)

Net asset value, end of period	$22.70		$23.71	$22.37

Total Return(b)	3.15%		12.98%	14.42%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,100,166		$529,374	$366,622
Net expenses to average daily net assets(c)	0.00	%(d)	0.00%	0.00%*
Net investment income to average daily net assets(a)	4.05%		2.98%	3.22%*
Portfolio turnover rate	47%		23%	10%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.02%	0.06%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00 (e)	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investments in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

Effective April 1, 2006, the “GMO Strategic Balanced Allocation Fund” was renamed the “GMO Strategic Opportunities Allocation Fund.”

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares
						Period from
						July 23, 2003
						(commencement
						of operations)
	Year Ended February 28/29,					through
	2008		2007	2006	2005	February 29, 2004

Net asset value, beginning of period	$26.92		$27.76	$26.50	$24.28	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)	1.19	†	0.80 †	1.26 †	0.98 †	0.61
Net realized and unrealized gain (loss)	1.18		1.63	2.93	3.00	4.53

Total from investment operations	2.37		2.43	4.19	3.98	5.14

Less distributions to shareholders:
From net investment income	(1.12)		(1.16)	(1.51)	(0.99)	(0.75)
From net realized gains	(2.87)		(2.11)	(1.42)	(0.77)	(0.11)

Total distributions	(3.99)		(3.27)	(2.93)	(1.76)	(0.86)

Net asset value, end of period	$25.30		$26.92	$27.76	$26.50	$24.28

Total Return(b)	8.60%		9.31%	16.50%	16.74%	25.92%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,610,066		$1,296,396	$1,207,625	$1,068,099	$287,490
Net expenses to average daily net assets(c)	0.00	%(d)	0.00%	0.00%	0.00%	0.00%*
Net investment income to average daily net assets(a)	4.30%		2.94%	4.64%	3.92%	5.05%*
Portfolio turnover rate	57%		45%	47%	50%	24%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%	0.01%	0.02%	0.07%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.00 (e)	$0.00 (e)	$0.07	$0.13

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

135

ALPHA ONLY FUND

	Class III Shares
	Year Ended February 28/29,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$10.42		$10.36	$10.26	$9.99	$9.63

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21		0.17	0.16	0.19	0.17
Net realized and unrealized gain (loss)	0.70		0.10	0.31	0.08	0.19

Total from investment operations	0.91		0.27	0.47	0.27	0.36

Less distributions to shareholders:
From net investment income	(0.22)		(0.21)	(0.37)	—	—

Total distributions	(0.22)		(0.21)	(0.37)	—	—

Net asset value, end of period	$11.11		$10.42	$10.36	$10.26	$9.99

Total Return(b)	8.74%		2.64%	4.63%	2.70%	3.74%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$176,067		$166,626	$1,460,161	$179,488	$74,841
Net expenses to average daily net assets(c)	0.16	%(d)	0.15%	0.10%	0.18%	0.26%
Net investment income to average daily net assets(a)	1.91%		1.66%	1.52%	1.94%	1.72%
Portfolio turnover rate	44%		22%	40%	19%	11%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.51%		0.53%	0.59%	0.62%	0.72%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01	$0.02	$0.01	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

Effective as of August 30, 2004, the “GMO Global Hedged Equity Fund” was renamed the “GMO Alpha Only Fund.”

136

ALPHA ONLY FUND
 (CONT’D)

Class IV Shares
		Period from
		March 2, 2006
Year Ended		(commencement of
February 29,		operations) through
2008		February 28, 2007

$10.41		$10.37

0.21		0.20
0.71		0.06

0.92		0.26

(0.22)		(0.22)

(0.22)		(0.22)

$11.11		$10.41

8.90%		2.54	%**

$2,557,970		$1,693,793
0.11	%(d)	0.10	%*
1.96%		1.93	%*
44%		22	%††

0.51%		0.53	%*
$0.01		$0.00	(e)

137

INVESTMENT IN OTHER GMO FUNDS

GMO Alternative Asset Opportunity Fund.  GMO Alternative Asset Opportunity Fund (“AAOF”), a series of the Trust, is offered through a separate private placement memorandum. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.45% of AAOF’s average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. In addition, the Manager has agreed to reimburse AAOF for certain Fund expenses through at least June 30, 2009 to the extent the Fund’s total annual operating expenses (other than Excluded Expenses) exceed 0.45% of the Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

AAOF’s investment objective is total return greater than that of its benchmark. AAOF is a non-diversified investment company within the meaning of the 1940 Act.

AAOF seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF typically has exposure to both long and short positions in commodities. “Commodities” include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

AAOF’s investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through AAOF’s investments in a wholly owned subsidiary company, which, in turn, invests in various commodity-related derivatives. This first component normally has two subcomponents. One subcomponent typically consists of investments in swap contracts on broad-based commodities indices. The purpose of these investments is to gain and manage exposure to the Dow Jones-AIG Commodity Index, the commodity component of AAOF’s benchmark. The second subcomponent primarily consists of taking active long or short positions in commodity futures contracts to add value relative to the Dow Jones-AIG Commodity Index. AAOF also may seek to add value by taking active positions in other exchange-traded and over-the-counter (“OTC”) commodity-related derivatives, including options on commodity futures. In taking these active positions, the Manager applies two basic principles: (i) commodity prices exhibit trends and (ii) commodity prices exhibit mean reversion.

The Manager uses proprietary models to identify trends in commodity prices. The factors considered and models used by the Manager may change over time.

The second component of AAOF’s investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. The primary purpose of these investments is to gain exposure to the JPMorgan 3 Month Cash Index, the fixed income component of AAOF’s benchmark (and to securities with similar characteristics to those in the Index), and to generate a core return. Normally, AAOF gains exposure to fixed income securities indirectly by investing in Short-Duration Collateral Fund (“SDCF”), another series of GMO Trust offered through a separate private placement memorandum. AAOF typically invests a significant portion of its assets in SDCF. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. See below for more information on SDCF.

AAOF’s benchmark is a composite of the Dow Jones-AIG Commodity Index and the JPMorgan 3 Month Cash Index. The Dow Jones-AIG Commodity Index and JPMorgan 3 Month Cash Index each represent 50% of the composite benchmark. In constructing AAOF’s portfolio, the Manager does not seek to match AAOF’s portfolio composition to that of its benchmark, and AAOF’s portfolio composition may differ significantly from that of its benchmark.

GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in AAOF include Commodities Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Leveraging Risk, Management Risk, Market Disruption and Geopolitical Risk, Market Risk — Fixed Income Securities, Focused Investment Risk, Large Shareholder Risk, and Non-Diversification Risk. In addition, AAOF’s performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF’s shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all the risks associated with their investment in such GMO Fund.

GMO Domestic Bond Fund.  GMO Domestic Bond Fund (“Domestic Bond Fund”) is a series of the Trust. Domestic Bond Fund is managed by GMO.

Domestic Bond Fund pays an investment management fee to the Manager at the annual rate of 0.10% of Domestic Bond Fund’s average daily net assets. Domestic Bond Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at an annual rate of 0.15% of Domestic Bond Fund’s average daily net assets and Class VI shares pay shareholder service fees at an annual rate of

138

0.055% of Domestic Bond Fund’s average daily net assets. In addition, the Manager has agreed to reimburse Domestic Bond Fund for certain Fund expenses through at least June 30, 2009 to the extent Domestic Bond Fund’s total annual operating expenses (other than Excluded Expenses) exceed 0.10% of Domestic Bond Fund’s average daily net assets. Furthermore, the Manager has contractually agreed to reimburse the Domestic Bond Fund through at least June 30, 2010 to the extent that the sum of (a) Domestic Bond Fund’s total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by Domestic Bond Fund through its investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Expenses) exceeds 0.10% of Domestic Bond Fund’s average daily net assets, subject to a maximum total reimbursement to Domestic Bond Fund equal to 0.10% of Domestic Bond Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Domestic Bond Fund’s investment objective is total return in excess of that of its benchmark. Domestic Bond Fund is a non-diversified investment company within the meaning of the 1940 Act.

Under normal circumstances, Domestic Bond Fund invests at least 80% of its assets in bonds tied economically to the U.S. Domestic Bond Fund invests a substantial portion of its total assets in shares of Short-Duration Collateral Fund (which primarily invests in high quality U.S. and foreign adjustable rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers). Domestic Bond Fund also invests in U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government). In addition, Domestic Bond Fund invests in derivatives (including synthetic debt instruments) whose value is related to U.S. investment-grade bonds. Domestic Bond Fund may also invest a portion of its assets in foreign bonds and lower-rated securities.

The Manager employs fundamental investment techniques to identify bonds the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

The Manager normally seeks to cause the duration of Domestic Bond Fund to approximate that of its benchmark (4.7 years as of 05/31/08).

Domestic Bond Fund’s benchmark is the Barclays Capital U.S. Government Index, which is an independently maintained and published U.S. government bond index.

Shareholders of the GMO Funds that hold investments in Domestic Bond Fund will be indirectly exposed to the risks associated with an investment in Domestic Bond Fund. The principal risks of an investment in Domestic Bond Fund include Market Risk — Fixed Income Securities, Derivatives Risk, Liquidity Risk, Focused Investment Risk, Fund of Funds Risk, Credit and Counterparty Risk, Non-Diversification Risk, and Leveraging Risk.

GMO Flexible Equities Fund.  GMO Flexible Equities Fund (“FLEX”), a series of the Trust, is offered through a separate private placement memorandum. Shares of FLEX are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. FLEX is managed by GMO.

FLEX pays an investment management fee to the Manager at the annual rate of 0.55% of the Fund’s average daily net assets. FLEX offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, and Class VI shares pay shareholder service fees at the annual rate of 0.055% of that class’s average daily net assets. The Manager has agreed to reimburse FLEX for Fund expenses through at least June 30, 2009 to the extent FLEX’s total annual operating expenses (other than Excluded Expenses) exceed 0.55% of the Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

FLEX’s investment objective is total return in excess of its benchmark. FLEX’s primary benchmark is the MSCI World Index. FLEX will seek to achieve its objective principally by investing in equity securities traded in any of the world’s securities markets based on GMO’s assessment of relative opportunities in those markets. FLEX also may identify and measure its performance against one or more secondary benchmarks from time to time. FLEX does not seek to control risk relative to the MSCI World Index or any other benchmark.

FLEX may make equity investments in companies from any country, including the U.S. In selecting stocks for the portfolio, the Manager may utilize proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below

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what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive market sentiment. In selecting the countries in which to invest and determining FLEX’s currency exposures, the Manager may consider many factors, which may include aggregate stock market valuations, global competitiveness, market rebound potential and market sentiment. In addition, the Manager may employ fundamental investment techniques in selecting investments for the fund’s portfolio. Under normal circumstances, FLEX invests at least 80% of its assets in equity investments. FLEX is a non-diversified investment company within the meaning of the 1940 Act.

FLEX may make equity investments of all types, including equities issued by foreign and/or U.S. companies, growth and/or value style equities, and equities of any market capitalization. In addition, FLEX is not restricted in its exposure to any market or type of equity security, and may invest all its assets in a limited number of equity securities of companies in a single country and/or capitalization range. FLEX could be subject to material losses from a single investment.

FLEX generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, FLEX may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by shifting investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments and/or its benchmarks.

Shareholders of the GMO Funds that invest in FLEX will be indirectly exposed to the risks associated with an investment in FLEX. The principal risks of an investment in FLEX include Management Risk, Market Risk — Equity Securities, Foreign Investment Risk, Focused Investment Risk, Currency Risk, Liquidity Risk, Smaller Company Risk, Non-Diversification Risk, Large Shareholder Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leveraging Risk and Credit and Counterparty Risk.

GMO Short-Duration Collateral Fund.  GMO Short-Duration Collateral Fund (“SDCF”), a series of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for other GMO Funds (i) to achieve exposure to assets they might otherwise acquire directly, (ii) to invest cash held by those Funds, and/or (iii) to generate a return comparable to LIBOR for those Funds.

SDCF does not pay any investment management or shareholder service fees to the Manager. In addition, the Manager has agreed to reimburse SDCF for Fund expenses through at least June 30, 2009 (other than Excluded Expenses). For these purposes, “Excluded Expenses” are fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

SDCF’s investment objective is total return comparable to that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. SDCF is a non-diversified investment company within the meaning of the 1940 Act.

SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility (although market changes may indirectly result in volatility). Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter (“OTC”) derivatives, including swap contracts, futures contracts, options on futures, options on swaps (or “swaptions”) and other types of options, and forward currency contracts. SDCF’s fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF may hold fixed income securities whose ratings after they were acquired were reduced below investment grade.

In selecting fixed income securities for SDCF’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in particular fixed income securities and bases its investment decisions on that risk determination.

The Manager normally seeks to maintain a duration of 365 days or less for SDCF’s portfolio. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration.

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The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SDCF include Management Risk, Market Risk — Fixed Income Securities, Liquidity Risk, Focused Investment Risk, Derivatives Risk, Credit and Counterparty Risk, Market Disruption and Geopolitical Risk, Non-Diversification Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Special Situations Fund.  GMO Special Situations Fund (“SSF”), a series of the Trust, is offered through a separate private placement memorandum. Shares of SSF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of SSF’s average daily net assets and Class VI shares pay shareholder service fees at the annual rate of 0.055% of SSF’s average daily net assets. In addition, the Manager has agreed to reimburse SSF for Fund expenses through at least June 30, 2009 to the extent the Fund’s total annual operating expenses exceed 0.37% of the Fund’s average daily net assets (other than Excluded Expenses). For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

SSF’s investment objectives are capital appreciation and capital preservation. SSF is a non-diversified investment company within the meaning of the 1940 Act.

     SSF seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. SSF may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure (long or short) to any particular market. SSF may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). SSF could be subject to material losses from a single investment.

In managing SSF’s strategy, the Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

In pursuing its investment objectives, SSF may use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions. For example, in circumstances that the Manager deems appropriate, SSF intends to use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by special purpose, corporate, or sovereign issuers. Additionally, in circumstances that the Manager deems appropriate, SSF intends to take significant active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as to hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, SSF’s net long or net short positions are not subject to any limitations.

SSF may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for those services.

SSF also may invest directly in U.S. government securities, municipal securities, and cash and cash-like investments.

SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices.

To the extent a GMO Fund invests in SSF, it is subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SSF include Customized Investment Program Risk, Management Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities and Related Derivatives, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Liquidity Risk. Shareholders of each GMO Fund investing in SSF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Strategic Fixed Income Fund.  GMO Strategic Fixed Income Fund (“Strategic Fixed Income Fund”) is a series of the Trust. Strategic Fixed Income Fund is managed by GMO.

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Strategic Fixed Income Fund pays an investment management fee to the Manager at the annual rate of 0.25% of Strategic Fixed Income Fund’s average daily net assets. Strategic Fixed Income Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at an annual rate of 0.15% of Strategic Fixed Income Fund’s average daily net assets and Class VI shares pay shareholder service fees at an annual rate of 0.055% of Strategic Fixed Income Fund’s average daily net assets. In addition, the Manager has agreed to reimburse Strategic Fixed Income Fund for certain Fund expenses through at least June 30, 2009 to the extent Strategic Fixed Income Fund’s total annual operating expenses (other than Excluded Expenses) exceed 0.25% of Strategic Fixed Income Fund’s average daily net assets. Furthermore, the Manager has contractually agreed to reimburse the Strategic Fixed Income Fund through at least June 30, 2010 to the extent that the sum of (a) Strategic Fixed Income Fund’s total annual operating expenses (excluding Excluded Expenses); (b) the amount of fees and expenses incurred indirectly by Strategic Fixed Income Fund through its investment in GMO Emerging Country Debt Fund (excluding GMO Emerging Country Debt Fund’s Excluded Expenses); and (c) the amount of fees and expenses incurred indirectly by Strategic Fixed Income Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding GMO U.S. Treasury Fund’s Excluded Expenses) exceeds 0.25% of Strategic Fixed Income Fund’s average daily net assets, subject to a maximum total reimbursement to Strategic Fixed Income Fund equal to 0.25% of Strategic Fixed Income Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Strategic Fixed Income Fund’s investment objective is total return in excess of that of its benchmark. Strategic Fixed Income Fund is a non-diversified investment company within the meaning of the 1940 Act.

Strategic Fixed Income Fund invests in fixed income securities included in the Fund’s benchmark and in securities and instruments with similar characteristics. Strategic Fixed Income Fund may seek additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. Under normal circumstances, Strategic Fixed Income Fund invests at least 80% of its assets in fixed income securities.

The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter derivatives. To do so, Strategic Fixed Income Fund may invest a substantial portion of its total assets in shares of Short-Duration Collateral Fund (to seek a return comparable to LIBOR for Strategic Fixed Income Fund’s synthetic positions through investment in high quality U.S. and foreign adjustable rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. Strategic Fixed Income Fund may also invest in futures contracts, currency options, currency forwards, swap contracts, interest rate options, swaps on interest rates, and other types of derivatives. In addition, Strategic Fixed Income Fund may invest in U.S. and foreign investment-grade bonds, including U.S. and foreign governmental securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers. Strategic Fixed Income Fund may also invest in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to seek to exploit differences in global interest rates or to seek exposure to specific tactical interest rate and other strategies, mainly through Overlay Fund’s use of interest rate swaps and/or futures) and it may invest up to 5% of its total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Strategic Fixed Income Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager seeks to maintain Strategic Fixed Income Fund’s portfolio duration within ± 2 years of the benchmark’s duration. The Manager may, in the future, depending on the Manager’s assessment of interest rate conditions, change Strategic Fixed Income Fund’s benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

Strategic Fixed Income Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of Strategic Fixed Income Fund’s benchmark is generally 90 days.

Shareholders of the GMO Funds that hold investments in Strategic Fixed Income Fund will be indirectly exposed to the risks associated with an investment in Strategic Fixed Income Fund. The principal risks of an investment in Strategic Fixed Income Fund include Market Risk — Fixed Income Securities, Currency Risk, Foreign Investment Risk, Derivatives Risk, Credit and Counterparty Risk, Fund of Funds Risk, Non-Diversification Risk, Liquidity Risk, Leveraging Risk, and Focused Investment Risk.

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GMO World Opportunity Overlay Fund.  GMO World Opportunity Overlay Fund (“Overlay Fund”), a series of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. Overlay Fund is managed by GMO.

Overlay Fund does not pay an investment management or shareholder service fee to the Manager. In addition, the Manager has agreed to reimburse Overlay Fund for Fund expenses through at least June 30, 2009 (other than Excluded Expenses). For these purposes, “Excluded Expenses” are fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Overlay Fund’s investment objective is total return greater than that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro deposits. Overlay Fund is a non-diversified investment company within the meaning of the 1940 Act.

Overlay Fund’s investment program has two principal components. One component of Overlay Fund’s investment program involves the use of derivatives, primarily interest rate swap contracts and futures, to seek to exploit misvaluations in world interest rates and to add value relative to Overlay Fund’s benchmark. The other component of Overlay Fund’s investment program involves making direct investments primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility (although market changes may indirectly result in volatility). Overlay Fund may hold fixed income securities whose ratings were reduced below investment grade after those securities were acquired. Overlay Fund may also, from time to time, make tactical allocations to seek to add value to Overlay Fund.

The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world interest rate markets. In selecting fixed income securities for Overlay Fund’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in particular fixed income securities and bases its investment decisions on that risk determination.

     The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Leveraging Risk, Market Risk — Fixed Income Securities, Credit and Counterparty Risk, Liquidity Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

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FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).

Fund Name	Share
(and page # in Prospectus)	Class	Ticker	Symbol	Cusip

U.S. Equity Funds
U.S. Core Equity Fund (p. 2)	Class III	GMUEX	USCoreEq	362013 65 8
	Class IV	GMRTX	USCoreEq	362013 64 1
	Class V	—	—	362013 63 3
	Class VI	GMCQX	USCoreEq	362013 62 5
Tobacco-Free Core Fund (p. 4)	Class III	GMTCX	TobaccoFr	362007 85 8
Quality Fund (p. 6)	Class III	GQETX	USQualityEq	362008 26 0
	Class IV	GQEFX	USQualityEq	362008 24 5
	Class V	GQLFX	USQualityEq	362008 23 7
	Class VI	GQLOX	USQualityEq	362008 22 9
U.S. Intrinsic Value Fund (p. 8)	Class III	GMVUX	USIntrVal	362013 74 0
U.S. Growth Fund (p. 10)	Class III	GMGWX	USGrowth	362013 87 2
U.S. Small/Mid Cap Value Fund (p. 12)	Class III	GMSUX	USSMidVal	362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 14)	Class III	GMSPX	USSMidGr	362013 78 1
Real Estate Fund (p. 16)	Class III	GMORX	RealEstate	362007 62 7
Tax-Managed U.S. Equities Fund (p. 18)	Class III	GTMUX	N/A	362008 71 6

International Equity Funds
International Core Equity Fund (p. 20)	Class III	GMIEX	IntlCoreEq	362013 69 0
	Class IV	GMIRX	IntlCoreEq	362013 68 2
	Class VI	GCEFX	IntlCoreEq	362013 66 6
International Intrinsic Value Fund (p. 22)	Class II	GMICX	IntlIntrVal	362007 20 5
	Class III	GMOIX	IntlIntrVal	362007 30 4
	Class IV	GMCFX	IntlIntrVal	362008 83 1
International Growth Equity Fund (p. 24)	Class III	GMIGX	IntlGroEq	362013 60 9
	Class IV	GMGFX	IntlGroEq	362013 70 8
Developed World Stock Fund (p. 26)	Class III	GDWTX	DevWldStk	362013 20 3
	Class IV	GDWFX	DevWldStk	362013 30 2
Currency Hedged International Equity Fund (p. 28)	Class III	GMOCX	CurHgIntEq	362007 58 5
Foreign Fund (p. 30)	Class II	GMFRX	Foreign	362007 56 9
	Class III	GMOFX	Foreign	362007 55 1
	Class IV	GMFFX	Foreign	362008 82 3
Foreign Small Companies Fund (p. 32)	Class III	GMFSX	ForSmCos	362008 61 7
	Class IV	GFSFX	ForSmCos	362008 34 4
International Small Companies Fund (p. 34)	Class III	GMISX	IntSmCos	362007 52 8
Emerging Markets Fund (p. 36)	Class III	GMOEX	EmergMkt	362007 60 1
	Class IV	GMEFX	EmergMkt	362008 79 9
	Class V	GEMVX	GMOEmgMktsV	362008 28 6
	Class VI	GEMMX	EmergMkt	362008 27 8
Emerging Countries Fund (p. 38)	Class III	GMCEX	EmergCntr	362008 85 6
Tax-Managed International Equities Fund (p. 40)	Class III	GTMIX	TxMngIntEq	362008 66 6

Fixed Income Funds
Core Plus Bond Fund (p. 44)	Class III	GUGAX	CorePlusBd	362008 60 9
	Class IV	GPBFX	CorePlusBd	362008 12 0
International Bond Fund (p. 46)	Class III	GMIBX	IntlBond	362007 37 9
Currency Hedged International Bond Fund (p. 48)	Class III	GMHBX	CurHgIntBd	362007 34 6
Global Bond Fund (p. 50)	Class III	GMGBX	GlobalBd	362007 31 2
Emerging Country Debt Fund (p. 52)	Class III	GMCDX	EmgCntrDt	362007 27 0
	Class IV	GMDFX	EmgCntrDt	362008 78 1
Short-Duration Investment Fund (p. 54)	Class III	GMSIX	ShortDurInv	362007 47 8
Short-Duration Collateral Share Fund (p. 56)	Class III	GMDCX	N/A	362013 53 4
	Class VI	GSDFX	ShtDurCollShar	362013 49 2
Inflation Indexed Plus Bond Fund (p. 58)	Class III	GMITX	InfltInPlus	362013 47 6
	Class VI	GMIPX	InfltInPlus	362013 46 8
U.S. Treasury Fund (p. 60)	N/A	GUSTX	USTreas	362013 36 9
Asset Allocation Bond Fund (p. 62)	Class III	—	—	362013 38 5
	Class VI	GABFX	AssetAllBd	362013 37 7

Asset Allocation Funds
U.S. Equity Allocation Fund (p. 66)	Class III	N/A	N/A	362007 75 9
International Equity Allocation Fund (p. 68)	Class III	GIEAX	N/A	362007 21 3
International Opportunities Equity Allocation Fund (p. 70)	Class III	GIOTX	N/A	362013 45 0
Global Equity Allocation Fund (p. 72)	Class III	GMGEX	N/A	362007 14 8
World Opportunities Equity Allocation Fund (p. 74)	Class III	GWOAX	N/A	362008 15 3
Global Balanced Asset Allocation Fund (p. 76)	Class III	GMWAX	N/A	362007 17 1
Strategic Opportunities Allocation Fund (p. 78)	Class III	GBATX	N/A	362008 16 1
Benchmark-Free Allocation Fund (p. 80)	Class III	GBMFX	N/A	362008 31 0
Alpha Only Fund (p. 82)	Class III	GGHEX	N/A	362007 44 5
	Class IV	GAPOX	N/A	362013 48 4

GMO TRUST

ADDITIONAL INFORMATION

Each Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. Each Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports, and the Funds’ SAI, are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

SHAREHOLDER INQUIRIES

Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Suite 302
Boston, Massachusetts 02110

Investment Company Act File No. 811-04347

GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2008, as revised April 1, 2009

U.S. Equity Funds	International Equity Funds

▪ U.S. Core Equity Fund	▪ International Core Equity Fund
▪ Tobacco-Free Core Fund	▪ International Intrinsic Value Fund
▪ Quality Fund	▪ International Growth Equity Fund
▪ U.S. Intrinsic Value Fund	▪ Developed World Stock Fund
▪ U.S. Growth Fund	▪ Currency Hedged International Equity Fund
▪ U.S. Small/Mid Cap Value Fund	▪ Foreign Fund
▪ U.S. Small/Mid Cap Growth Fund	▪ Foreign Small Companies Fund
▪ Real Estate Fund	▪ International Small Companies Fund
▪ Tax-Managed U.S. Equities Fund	▪ Emerging Markets Fund
▪ Emerging Countries Fund
▪ Tax-Managed International Equities Fund

Fixed Income Funds	Asset Allocation Funds

▪ Core Plus Bond Fund	▪ U.S. Equity Allocation Fund
▪ International Bond Fund	▪ International Equity Allocation Fund
▪ Currency Hedged International Bond Fund	▪ International Opportunities Equity Allocation Fund
▪ Global Bond Fund	▪ Global Equity Allocation Fund
▪ Emerging Country Debt Fund	▪ World Opportunities Equity Allocation Fund
▪ Short-Duration Investment Fund	▪ Global Balanced Asset Allocation Fund
▪ Short-Duration Collateral Share Fund	▪ Strategic Opportunities Allocation Fund
▪ Inflation Indexed Plus Bond Fund	▪ Benchmark-Free Allocation Fund
▪ Alpha Only Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2008, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to the series of GMO Trust (the “Trust”) set forth above (each, a “Fund” and, collectively, the “Funds”) and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund offered through the Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

						U.S.	U.S.		Tax-
	U.S. Core			U.S. Intrinsic		Small/Mid	Small/Mid	Real	Managed U.S.
	Equity	Tobacco-Free	Quality	Value	U.S. Growth	Cap Value	Cap Growth	Estate	Equities
U.S. Equity Funds	Fund	Core Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds

Currency
	International	International	International	Developed	Hedged		Foreign	International			Tax-Managed
	Core	Intrinsic	Growth	World	International		Small	Small	Emerging	Emerging	International
	Equity	Value	Equity	Stock	Equity	Foreign	Companies	Companies	Markets	Countries	Equities
International Equity Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities[1]	X	X	X	X	X			X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X			X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities									X	X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities									X	X
Structured Notes									X	X
Firm Commitments and When-Issued Securities						X	X		X	X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds					X				X	X

			Currency					Inflation
			Hedged		Emerging	Short-Duration	Short-Duration	Indexed
	Core Plus	International	International	Global	Country	Investment	Collateral	Plus
Fixed Income Funds	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Debt Fund	Fund	Share Fund	Bond Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X			X
Convertible Securities	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X			X
Warrants and Rights	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X	X	X			X
Euro Bonds	X	X	X	X	X			X
Zero Coupon Securities	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X			X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X

			International		World	Global
		International	Opportunities	Global	Opportunities	Balanced	Strategic	Benchmark-
	U.S. Equity	Equity	Equity	Equity	Equity	Asset	Opportunities	Free	Alpha
	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Only
Asset Allocation Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]		X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions		X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X	X	X
Euro Bonds		X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X
Structured Notes		X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)		X	X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments— Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein. [5] A series of the Trust offered through a separate private placement memorandum.
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other Funds of the Trust, as noted in the Prospectus or in “Fund Investments” in this Statement of Additional Information) are indirectly exposed to the investment practices of the Funds in which they invest (the “underlying Funds”), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund

(collectively, the “Tax-Managed Funds”). See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.
Special Risks of Investing in Russian Securities. The following GMO Funds may invest directly in the securities of Russian issuers: Emerging Countries Fund, Emerging Country Debt Fund, Emerging Markets Fund, Foreign Fund, Foreign Small Companies Fund, International Small Companies Fund, and Tax-Managed International Equities Fund. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia, including Core Plus Bond Fund, International Bond Fund, Global Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Equity Fund, and the Asset Allocation Funds (except U.S. Equity Allocation Fund). Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment or the corporate dividends-received deduction on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income and the long-term capital gain tax rates applicable thereto or as dividends eligible for the corporate dividends-received deduction. See “Taxes” below for further discussion of qualified dividend income and the corporate dividends-received deduction.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Markets Fund and Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options (“LEPOs”), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.
Options and Futures
Many of the Funds use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below))

commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Consumer Price Index Futures. Inflation Indexed Plus Bond Fund may engage in transactions involving Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.
See also “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities – Inflation Indexed Bonds” below.
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.
While no Fund directly uses commodity swaps, the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-AIG Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of that Fund’s use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.
Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by a Fund, the Fund must be prepared to make such payments when due.
In addition, a Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Each Fund’s ability to enter into these transactions may be affected by tax considerations.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).

A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”
Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.
Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds).
See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit- card receivables, and home equity loans), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.
Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S.

government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-

adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated lower than Baa3 by Moody’s or BBB- by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.
Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and

Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation Indexed Bonds. Some Funds, in particular Inflation Indexed Plus Bond Fund, invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile,

less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.
When investing in a loan participation, a Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the

Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)
The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs.

Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the Securities and Exchange Commission (“SEC”) maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF) and limit aggregate investments in all ETFs to 10% of the Fund’s assets. Certain Funds, including Emerging Countries Fund, may invest in one or more ETFs beyond the statutory limitations if the Fund enters into an agreement with the ETF and complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.
Alpha Only Fund and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the “underlying Funds”). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, certain Funds, in particular Alpha Only Fund, may make short sales that are not against the box, which are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, a Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, a Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging market securities or securities of companies with smaller market capitalizations.
Tax-Sensitive Strategies
When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the Prospectus, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.
Tobacco-Free Strategies
As described in the Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.
USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the U.S. Equity, International Equity, and Fixed Income Funds, and Alpha Only Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund.
Counterparty Creditworthiness. Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Note: Currency Hedged International Equity Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other International Equity Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the U.S. Equity Funds and International Equity Funds
Options, futures contracts, and related options on securities indices
Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities
Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities
Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components
Structured or indexed notes (only Emerging Markets Fund and Emerging Countries Fund)
Warrants and rights (including LEPOs, for Emerging Markets Fund and Emerging Countries Fund)
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the U.S. Equity Funds and International Equity Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts to hedge against an equity risk already generally present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.
Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
With respect to the U.S. and International Equity Funds other than the Emerging Markets Funds, the net long exposure of a Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. Emerging Markets Fund and Emerging Countries Fund may have temporary net long exposures in excess of their net assets as a result of futures and swap positions taken in connection with rebalancing of the Funds’ portfolios.
Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the Fixed Income Funds
Note: The Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus). In particular, note that Short-Duration Collateral Share Fund may use derivatives only indirectly through its investments in GMO Short-Duration Collateral Fund (“SDCF”). SDCF, which is offered through a separate private placement memorandum, may use the derivatives and employ the derivatives strategies described below with respect to the Fixed Income Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Fixed Income Funds
Futures contracts and related options on bonds as well as baskets or indices of securities

Options on bonds and other securities
Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps (Inflation Indexed Plus Bond Fund only), and contracts for differences
Swaptions

Structured notes
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Fixed Income Funds
Hedging
Traditional Hedging: A Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, a Fund (in particular Core Plus Bond Fund and Emerging Country Debt Fund) may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.
Investment
A Fund may use derivatives (including futures contracts, related options, swap contracts, and swaptions) instead of investing directly in securities. In particular, a Fund may use swaps on an index, a single fixed income security, or a basket of fixed income securities to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. In addition, if a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly.
A Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.
International Bond Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. They may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.
Risk Management
A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to particular interest rate markets or individual countries or issuers. From time to time, derivatives may be used prior to actual sales and purchases.
A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Manager seeks to manage the exposure of each Fund relative to the Fund’s benchmark.
Other Uses
The Fixed Income Funds may employ additional derivatives strategies to help implement their investment strategies. For instance, the Manager may decide to alter the interest rate exposure of debt instruments by employing interest rate swaps. This strategy enables a Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and their counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.
In addition, the Fixed Income Funds may employ the foreign currency derivative transactions described below.

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by Alpha Only Fund
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by Alpha Only Fund
Options, futures contracts, and related options on bonds or other securities or baskets or indices of securities
Swap contracts, including swaps on swaps on an index, a single equity or fixed income security, or a basket of equity or fixed income securities, and interest rate swaps
Contracts for differences, i.e., swaps on an index, a single security, or a basket of securities that contain both long and short components
Structured or indexed notes

Warrants and rights
Non-Foreign Currency Hedging Strategies
The Fund’s assets consist of a combination of U.S., foreign, and emerging country equity securities and emerging country debt securities, which are owned either directly or indirectly through investment in the U.S. and International Equity Funds and Emerging Country Debt Fund.
The Manager seeks to hedge some or all of the expected return of a broad range of global asset classes to which the Fund may be exposed (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) by taking short positions in futures and swaps. For instance, the international and U.S. equity portion of the Fund’s portfolio may be hedged by taking a short position on the MSCI World Index, a global developed country equity index.
The Fund may also employ the foreign currency derivative transactions described below.
Use of Foreign Currency Derivative Transactions by the International Equity Funds,
Fixed Income Funds, and Alpha Only Fund
Note: As noted above, Currency Hedged International Equity Fund and the Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus).
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds, the Fixed Income Funds and Alpha Only Fund
Buying and selling spot currencies

Forward foreign currency contracts

Currency futures contracts and related options

Options on currencies

Currency swap contracts (excluding Foreign Fund and Foreign Small Companies Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity Funds, the Fixed Income Funds, and Alpha Only Fund
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.
Certain Funds maintain particular guidelines (which may be changed without shareholder approval) with respect to hedging their foreign currency exposure as follows:
(i) Currency Hedged International Equity Fund generally attempts to hedge back into the U.S. dollar at least 70% of the foreign currency exposure in the underlying Funds’ investments. It, however, typically will not hedge more than 100% of its total underlying foreign currency exposure, but may have a net short position in individual foreign currencies; and
(ii) Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar.
In addition, at least 75% of the assets of Emerging Country Debt Fund generally are denominated in, or hedged into, U.S. dollars.
Anticipatory Hedging (International Equity Funds and Fixed Income Funds only): When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks or bonds, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro.  This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management
Subject to certain limitations, including those described below with respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
With respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) With respect to each Fund (except for the Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for the Quality Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, and Alpha Only Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund and Currency Hedged International Equity Fund), and with respect to not more than 25% of total assets in the case of each of International Intrinsic Value Fund and Currency Hedged International Equity Fund.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that Real Estate Fund will invest more than 25% of its assets in real estate-related securities.
(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Developed World Stock Fund, Short-Duration Collateral Share Fund, and Inflation Indexed Plus Bond Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

(c) With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.
(11) With respect to each of U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, World Opportunities Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Note Regarding Short-Duration Collateral Share Fund: As described in the Prospectus, Short-Duration Collateral Share Fund (“SDCSF”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”), a separate series of the Trust offered through a separate private placement memorandum, in a “master-feeder” arrangement. SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to SDCSF (except for Fundamental Investment Restriction (8)(b) above). In addition, SDCF maintains Fundamental Investment Restrictions (2), (3), and (8)(a) set forth above with respect to certain other Funds, which may not be changed without the approval of shareholders of SDCF.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
(4) With respect to each Fund (except for Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
(6) With respect to Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.
(7) With respect to Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the “UCITS Regulations”), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund’s net assets.
SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to SDCSF. In addition, SDCF maintains Non-Fundamental Investment Restriction (4) set forth above with respect to certain other Funds, which may be changed by the Trustees without the approval of shareholders of SDCF.
Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund (including SDCF), mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund (including SDCF) may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:
1)	Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

3)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
With respect to each International Equity Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
With respect to each Fixed Income Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.
With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. The Fixed Income Funds will not be valued (and, accordingly, transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by a Fund will be subject to tax at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
A Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of distributions by those Funds or of the sale of shares of those Funds. Shareholders of such Funds should consult the prospectuses and statements of additional information of those other Funds for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for one year or less and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for more than one year will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to

15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. If a Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”) or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

Each Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, a Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from a Fund after January 31.
Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) (e.g., with an IRS Form W-9 (for U.S. shareholders) or IRS Form W-8BEN (for foreign shareholders)) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
For taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. Real Property Interest” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may have made such designations with respect to all, some or none of its potentially eligible dividends and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain dividends for one year, i.e. for taxable years beginning before January 1, 2009. As of the date of this Statement of Additional Information, it is unclear whether the legislation will be enacted.
If the legislation is enacted, in order to qualify for this exemption from withholding, a foreign person would need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could determine to withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as described below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign investor certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign shareholders (generally, nonresident alien individuals and foreign corporations) from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in U.S. REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), amounts the Fund receives from U.S. REITs that are derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain pending legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event certain pending legislation is enacted) or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that (i) was either a USRPHC or would have been a USRPHC but for the exceptions from the definition of USRPI (described above) and (ii) was “domestically controlled” (such Fund, a “domestically controlled qualified investment entity”). Pending legislation would extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for one year, i.e., through December 31, 2008. If enacted, the pending legislation would be effective as of January 1, 2008. Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.
Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of foreign income and certain other taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Only foreign taxes that meet certain qualifications are eligible for this treatment. Even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making the election described in this paragraph.
Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.
Tax Implications of Certain Investments
Certain of a Fund’s investments, including investments in certain types of foreign securities, foreign currencies, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (including inflation-indexed bonds), may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Fund’s transactions in options, futures contracts, forward contracts, swaps, swaptions and other derivative financial instruments, as well as its hedging transactions, straddles and short sales, are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to and certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income(if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
A Fund’s investments in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in U.S. REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. For instance, to the extent a Fund invests directly or indirectly in residual interests in REMICs or equity interests in TMPs, it may have to allocate excess inclusion income to its shareholders, as described above in “Taxation of Fund Distributions and Transactions in Fund Shares,” which may exceed any cash these investments generate, potentially causing the Fund to sell portfolio securities in order to meet its annual distribution requirements. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether in certain circumstances the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
If a Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an

Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on a Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if a Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. A Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, a Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, a Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if a Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. A Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders.

From time to time, a Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in the taxable year. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income, and net losses incurred by the CFC during a tax year will not be available to a Fund for the purpose of offsetting such gain. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
From time to time, certain Funds may invest in municipal obligations. The interest on municipal obligations is generally exempt from federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. The Funds do not expect to invest 50% or more of their assets in municipal obligations, the interest on which is exempt from the federal income tax. As a result, the Funds do not expect to be eligible to pay “exempt-interest dividends” to their shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of a Fund, when received as a distribution from the Fund. In addition, gains realized by a Fund on the sale or exchange of municipal obligations is taxable to shareholders of the Fund.
Loss of Regulated Investment Company Status
A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

			Number
			of
			Portfolios
			in
Name, Date of Birth,		Principal	Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	60	None.

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	60	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[2]

Peter Tufano Trustee DOB: 04/22/1957	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	60	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $789,416, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Partners HealthCare System, Inc. is a client of the Manager.
Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present);

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
		since November 2006; Assistant Treasurer, September 2004 – November 2006.	Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 29, 2008, the Audit Committee held five meetings; the Pricing Committee held eight meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Thorndike are members of the Audit Committee. Mr. Tufano is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Tufano are members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Thorndike is the

Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus). Information for Donald W. Glazer and W. Nicholas Thorndike is provided as of December 31, 2007, and information for Peter Tufano is provided as of October 31, 2008.

Aggregate Dollar Range of Shares
	Dollar Range of	Directly Owned in all
	Shares Directly Owned in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	Over $100,000
Benchmark-Free Allocation Fund	$50,001 - 100,000
Emerging Markets Fund	Over $100,000
Quality Fund	Over $100,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2007, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of Shares
	Shares Indirectly Owned	Indirectly Owned in all
	in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	$10,001 - 50,000
Emerging Country Debt Fund	$1- 10,000
Emerging Markets Fund	$50,001 - 100,000
Inflation Indexed Plus Bond Fund	$10,001 - 50,000
International Growth Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
U.S. Core Equity Fund	Over $100,000
Quality Fund	Over $100,000
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter. Information for Donald W. Glazer and W. Nicholas Thorndike is provided as of December 31, 2007, and information for Peter Tufano is provided as of October 31, 2008.

Name of
Name of	Owner(s) and
Non-Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities[2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Onshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,065,767	0.031%

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

Peter Tufano	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2007.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 29, 2008:

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,	Peter Tufano,
	Trustee	Trustee[1]	Trustee	Trustee[2]
Compensation from Each Fund Offered in the Prospectus:
U.S. Core Equity Fund	$14,899	$11,579	$11,670	$0
Tobacco-Free Core Fund	$687	$535	$542	$0
Quality Fund	$18,200	$14,146	$14,273	$0
U.S. Intrinsic Value Fund	$123	$95	$96	$0
U.S. Growth Fund	$925	$718	$724	$0
U.S. Small/Mid Cap Value Fund	$163	$127	$128	$0
U.S. Small/Mid Cap Growth Fund	$67	$53	$53	$0
Real Estate Fund	$95	$74	$75	$0
Tax-Managed U.S. Equities Fund	$7,712	$7,636	$7,638	$0
International Core Equity Fund	$20,728	$11,468	$11,583	$0
International Intrinsic Value Fund	$33,546	$19,436	$19,613	$0
International Growth Equity Fund	$12,012	$9,348	$9,435	$0
Developed World Stock Fund	$1,497	$1,165	$1,176	$0
Currency Hedged International Equity Fund	$617	$482	$487	$0
Foreign Fund	$29,466	$21,550	$24,214	$0
Foreign Small Companies Fund	$4,943	$2,735	$3,066	$0
International Small Companies Fund	$3,344	$1,942	$1,960	$0
Emerging Markets Fund	$55,826	$33,025	$34,431	$0
Emerging Countries Fund	$1,227	$955	$997	$0
Tax-Managed International Equities Fund	$4,843	$2,801	$2,827	$0
Core Plus Bond Fund	$4,819	$3,737	$3,766	$0
International Bond Fund	$1,477	$1,147	$1,158	$0
Currency Hedged International Bond Fund	$691	$538	$542	$0

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,	Peter Tufano,
	Trustee	Trustee[1]	Trustee	Trustee[2]
Global Bond Fund	$677	$523	$528	$0
Emerging Country Debt Fund	$8,629	$6,710	$6,772	$0
Short-Duration Investment Fund	$56	$44	$44	$0
Short-Duration Collateral Share Fund	$193	$149	$150	$0
Inflation Indexed Plus Bond Fund	$7,970	$6,200	$6,232	$0
U.S. Equity Allocation Fund	$404	$315	$318	$0
International Equity Allocation Fund	$2,437	$1,897	$1,914	$0
International Opportunities Equity Allocation Fund	$1,759	$1,369	$1,381	$0
Global Equity Allocation Fund	$1,109	$863	$871	$0
World Opportunities Equity Allocation Fund	$2,831	$2,203	$2,223	$0
Global Balanced Asset Allocation Fund	$10,064	$7,824	$7,892	$0
Strategic Opportunities Allocation Fund	$2,028	$1,567	$1,579	$0
Benchmark-Free Allocation Fund	$4,128	$3,206	$3,234	$0
Alpha Only Fund	$5,360	$4,156	$4,195	$0
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A	N/A
Total Compensation from the Trust:	$310,299 [3]	$215,821 [3]	$225,680 [3]	$0 [3]

[1]	Mr. Light resigned as a Trustee effective December 2008 and no longer serves as a Trustee of the Trust.

[2]	Mr. Tufano was elected as a Trustee effective December 2008 and, therefore, did not receive any compensation from the Trust during the fiscal year ended February 29, 2008.

[3]	Reflects actual direct compensation received during the fiscal year ended February 29, 2008 from Funds of the Trust that had commenced operations on or before February 29, 2008, including Funds that are not offered through the Prospectus.
Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal year ended February 29, 2008.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund offered in the Prospectus:
Emerging Markets Fund	$61,378
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A

Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 9, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund) for specified Fund expenses through at least June 30, 2009.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross		Reduction		Net
U.S. CORE EQUITY FUND

Year ended 2/29/08	$14,228,468		$797,455		$13,431,013
Year ended 2/28/07	19,549,557		1,204,487		18,345,070
Year ended 2/28/06	18,337,579	(a)	1,233,888	(a)	17,103,691	(a)

TOBACCO-FREE CORE FUND

Year ended 2/29/08	$569,374		$129,843		$439,531
Year ended 2/28/07	1,128,145		215,182		912,963
Year ended 2/28/06	1,193,570		149,075		1,044,495

QUALITY FUND

Year ended 2/29/08	$22,252,931		$1,085,951		$21,166,980
Year ended 2/28/07	13,101,601		685,164		12,416,437
Year ended 2/28/06	7,026,992		504,337		6,522,655

	Gross		Reduction		Net
U.S. INTRINSIC VALUE FUND

Year ended 2/29/08	$106,597		$80,462		$26,135
Year ended 2/28/07	279,158		121,040		158,118
Year ended 2/28/06	333,507	(a)	121,998	(a)	211,509	(a)

U.S. GROWTH FUND

Year ended 2/29/08	$839,865		$184,081		$655,784
Year ended 2/28/07	1,649,901		272,924		1,376,977
Year ended 2/28/06	1,977,147	(a)	276,224	(a)	1,700,923	(a)

U.S. SMALL/MID CAP VALUE FUND

Year ended 2/29/08	$158,341		$95,627		$62,714
Year ended 2/28/07	187,723		132,965		54,758
Year ended 2/28/06	208,851	(a)	123,579	(a)	85,272	(a)

U.S. SMALL/MID CAP GROWTH FUND

Year ended 2/29/08	$61,523		$61,523		$0
Year ended 2/28/07	83,778		83,778		0
Year ended 2/28/06	117,651	(a)	117,651	(a)	0	(a)

REAL ESTATE FUND

Year ended 2/29/08	$94,838		$63,305		$31,533
Year ended 2/28/07	142,388		101,466	(b)	40,922
Year ended 2/28/06	1,177,304		551,710	(b)	625,594

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/29/08	$366,235		$134,700		$231,535
Year ended 2/28/07	392,840		131,396		261,444
Year ended 2/28/06	301,431		72,985		228,446

INTERNATIONAL CORE EQUITY FUND

Year ended 2/29/08	$20,690,755		$2,645,358		$18,045,397
Year ended 2/28/07	9,850,001		1,305,577		8,544,424
Year ended 2/28/06	4,668,166	(a)	1,300,556	(a)	3,367,610	(a)

	Gross		Reduction		Net
INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/29/08	$44,567,395		$3,737,235		$40,830,160
Year ended 2/28/07	38,285,272		3,076,925		35,208,347
Year ended 2/28/06	27,990,882		2,909,623		25,081,259

INTERNATIONAL GROWTH EQUITY FUND

Year ended 2/29/08	$20,889,776		$1,992,670		$18,897,106
Year ended 2/28/07	17,756,911		1,698,614		16,058,297
Year ended 2/28/06	12,633,301	(a)	1,834,227	(a)	10,799,074	(a)

DEVELOPED WORLD STOCK FUND

Year ended 2/29/08	$2,420,497		$540,514		$1,879,983
Year ended 2/28/07	1,692,367		436,449		1,255,918
Commencement of Operations (8/1/05) Through 2/28/06	619,034		249,673		369,361

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/29/08	$925,645		$925,645		$0
Year ended 2/28/07	1,587,379		1,587,379		0
Year ended 2/28/06	3,581,769		3,581,769		0

FOREIGN FUND

Year ended 2/29/08	$56,099,105		$4,412,622		$51,686,483
Year ended 2/28/07	48,635,439		3,798,534		44,836,905
Year ended 2/28/06	36,583,320		3,158,864		33,424,456

FOREIGN SMALL COMPANIES FUND

Year ended 2/29/08	$7,988,182		$1,013,127		$6,975,055
Year ended 2/28/07	7,164,373		903,672		6,260,701
Year ended 2/28/06	7,153,575		887,211		6,266,364

	Gross	Reduction	Net
INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/29/08	$4,738,960	$1,008,265	$3,730,695
Year ended 2/28/07	5,439,393	829,299	4,610,094
Year ended 2/28/06	6,890,335	1,272,556	5,617,779

EMERGING MARKETS FUND

Year ended 2/29/08	$115,289,453	$644,613	$114,644,840
Year ended 2/28/07	98,211,630	675,383	97,536,247
Year ended 2/28/06	84,958,860	696,016	84,262,844

EMERGING COUNTRIES FUND

Year ended 2/29/08	$2,738,143	$131,074	$2,607,069
Year ended 2/28/07	2,460,805	0	2,460,805
Year ended 2/28/06	2,240,795	30,576	2,210,219

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/29/08	$6,507,466	$1,066,284	$5,441,182
Year ended 2/28/07	5,310,985	755,252	4,555,733
Year ended 2/28/06	3,524,660	677,234	2,847,426

CORE PLUS BOND FUND

Year ended 2/29/08	$3,505,853	$831,329	$2,674,524
Year ended 2/28/07	6,910,870	1,482,402	5,428,468
Year ended 2/28/06	4,966,203	1,255,677	3,710,526

INTERNATIONAL BOND FUND

Year ended 2/29/08	$1,281,046	$349,382	$931,664
Year ended 2/28/07	1,109,807	323,589	786,218
Year ended 2/28/06	1,139,421	326,089	813,332

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/29/08	$549,560	$184,398	$365,162
Year ended 2/28/07	1,423,571	389,272	1,034,299
Year ended 2/28/06	2,683,031	622,143	2,060,888

	Gross	Reduction	Net
GLOBAL BOND FUND

Year ended 2/29/08	$498,264	$69,507	$428,757
Year ended 2/28/07	337,046	91,148	245,898
Year ended 2/28/06	318,918	115,994	202,924

EMERGING COUNTRY DEBT FUND

Year ended 2/29/08	$10,299,188	$0	$10,299,188
Year ended 2/28/07	9,590,164	0	9,590,164
Year ended 2/28/06	9,396,929	0	9,396,929

SHORT-DURATION INVESTMENT FUND

Year ended 2/29/08	$7,407	$7,407	$0
Year ended 2/28/07	15,828	15,828	0
Year ended 2/28/06	14,671	14,671	0

SHORT DURATION COLLATERAL SHARE FUND

Year ended 2/29/08	$18,299	$18,299	$0
Commencement of Operations (3/1/06) Through 2/28/07	230,123	106,301	123,822

INFLATION INDEXED PLUS BOND FUND

Year ended 2/29/08	$7,029,418	$1,462,542	$5,566,876
Commencement of Operations (5/31/06) Through 2/28/07	3,156,429	749,444	2,406,985

U.S. EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	210,225	210,225	0
Year ended 2/28/06	502,360	502,360	0

	Gross	Reduction	Net
INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Commencement of Operations (6/5/06) Through 2/28/07	0	0	0

GLOBAL EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Commencement of Operations (6/16/05) Through 2/28/06	0	0	0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

STRATEGIC OPPORTUNITIES ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Commencement of Operations (5/31/05) Through 2/28/06	0	0	0

	Gross	Reduction	Net
BENCHMARK-FREE ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

ALPHA ONLY FUND

Year ended 2/29/08	$9,547,627	$8,586,004	$961,623
Year ended 2/28/07	8,806,402	7,986,384	820,018
Year ended 2/28/06	4,061,865	3,738,837	323,028

(a)	The amounts set forth in the table above through September 16, 2005 reflect the fees paid to the Manager by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”) pursuant to the Predecessor Fund’s Management Fee rate, and from September 17, 2005 to February 28, 2006 reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).

(b)	The amounts set forth in the table above through June 30, 2006 reflect certain contractual arrangements of the Manager with the Fund to reimburse certain Fund expenses (including the Management Fee) to the extent those expenses exceeded 0.54% of the Fund’s average daily net assets during those periods, as well as the Manager’s temporary waiver of 0.21% of the Fund’s Management Fee during all or a portion of each of those periods.
In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions. Information is provided as of February 29, 2008, except that information about accounts overseen or managed by Anthony Hene and William Joyce is provided as of December 31, 2008.

	Registered investment companies managed
	(including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
	subadvisory relationships)		managed (world-wide)		(world- wide)
			Number of		Number of
Senior Member	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Cooper	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434
Arjun Divecha	4	$13,774,224,991	3	$2,104,142,952	9	$5,149,766,275
Thomas Hancock	11	$22,081,019,486	8	$2,688,199,740	38	$12,664,308,130
Anthony Hene	1	$324,013,668	0	$0	0	$0
Ben Inker	12	$17,344,855,397	6	$4,450,881,731	191	$17,102,529,805
William Joyce	1	9,510,577,835	0	$0	0	$0
Richard Mattione	2	$9,512,306,085	2	$6,892,528,595	7	$4,243,047,329
William Nemerever	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434
Sam Wilderman	18	$18,110,250,505	5	$3,012,402,691	19	$4,038,262,360

	Registered investment companies managed
	for which GMO receives a performance-		Other pooled investment vehicles		Separate accounts managed (world-
	based fee (including non-GMO mutual		managed (world-wide) for which GMO		wide) for which GMO receives a
	fund subadvisory relationships)		receives a performance-based fee		performance-based fee
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Cooper	0	$0	3	$2,063,715,595	3	$1,306,616,728
Arjun Divecha	0	$0	0	$0	2	$2,311,518,711
Thomas Hancock	0	$0	1	$104,148,644	7	$3,066,003,241
Anthony Hene	0	$0	0	$0	0	$0
Ben Inker	0	$0	0	$0	92	$8,772,135,837
William Joyce	0	$0	0	$0	0	$0
Richard Mattione	0	$0	0	$0	2	$2,374,847,645
William Nemerever	0	$0	3	$2,063,715,595	3	$1,306,616,728
Sam Wilderman	0	$0	4	$2,990,695,460	5	$2,141,516,368

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 29, 2008.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 29, 2008, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 29, 2008, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 29, 2008, except that information shown for Anthony Hene and William Joyce is provided as of December 31, 2008:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Thomas Cooper	Core Plus Bond Fund	None
	International Bond Fund	$100,001-$500,000
	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	None
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None

Arjun Divecha	Emerging Markets Fund	None
	Emerging Countries Fund	None

Thomas Hancock	International Core Equity Fund	$1-$10,000
	International Intrinsic Value Fund	$10,001-$50,000
	International Growth Equity Fund	None
	Developed World Stock Fund	None
	Currency Hedged International Equity Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	Over $1,000,000

Anthony Hene	Developed World Stock Fund	None

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Ben Inker	U.S. Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	World Opportunities Equity Allocation Fund	None
	Global Balanced Asset Allocation Fund	None
	Strategic Opportunities Allocation Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Alpha Only Fund	None

William Joyce	Quality Fund	$10,001-$50,000

William Nemerever	Core Plus Bond Fund	None
	International Bond Fund	None
	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	$10,001-$50,000
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None

Richard Mattione	Foreign Fund	$100,001-$500,000
	Foreign Small Companies Fund	$10,001-$50,000

Sam Wilderman	U.S. Core Equity Fund	None
	Tobacco-Free Core Fund	None
	Quality Fund	None
	U.S. Intrinsic Value Fund	None
	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	None
	U.S. Small/Mid Cap Growth Fund	None
	Tax-Managed U.S. Equities Fund	None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 29, 2008, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Thomas Cooper	Emerging Country Debt Fund	$10,001-$50,000
Arjun Divecha	Emerging Markets Fund	Over $1,000,000
Ben Inker	Alpha Only Fund	Over $1,000,000
William Nemerever	Emerging Country Debt Fund	$1-$10,000

Custodial Arrangements and Fund Accounting Agents. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2005		March 1, 2006	March 1, 2007
	Through		Through	Through
	February 28, 2006		February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$6,216,569	(a)	$5,703,105	$4,272,216
Tobacco-Free Core Fund	$478,332		$447,721	$238,249
Quality Fund	$2,583,933		$4,418,547	$5,985,967
U.S. Intrinsic Value Fund	$155,481	(b)	$135,076	$51,579
U.S. Growth Fund	$532,492	(b)	$425,470	$286,199
U.S. Small/Mid Cap Value Fund	$97,295	(b)	$90,834	$76,617
U.S. Small/Mid Cap Growth Fund	$54,871	(b)	$40,537	$29,769
Real Estate Fund	$327,029		$53,999	$43,108
Tax-Managed U.S. Equities Fund	$137,014		$178,564	$166,471
International Core Equity Fund	$1,452,842	(b)	$2,563,383	$4,202,913
International Intrinsic Value Fund	$6,501,373		$8,590,702	$9,869,221

	March 1, 2005		March 1, 2006	March 1, 2007
	Through		Through	Through
	February 28, 2006		February 28, 2007	February 29, 2008
International Growth Equity Fund	$3,579,243	(b)	$4,134,500	$4,242,144
Developed World Stock Fund	$165,819	(c)	$464,994	$661,422
Currency Hedged International Equity Fund	$220,064		$134,870	$105,319
Foreign Fund	$9,104,239		$11,293,592	$12,414,779
Foreign Small Companies Fund	$1,238,035		$1,208,898	$1,333,898
International Small Companies Fund	$1,722,584		$1,359,848	$1,184,740
Emerging Markets Fund	$11,798,383		$12,679,662	$13,646,663
Emerging Countries Fund	$425,349		$510,583	$580,553
Tax-Managed International Equities Fund	$979,072		$1,475,274	$1,807,629
Core Plus Bond Fund	$2,273,387		$2,772,754	$1,430,941
International Bond Fund	$662,347		$644,995	$744,390
Currency Hedged International Bond Fund	$1,561,312		$828,041	$319,293
Global Bond Fund	$243,806		$257,823	$381,657
Emerging Country Debt Fund	$3,228,579		$3,173,760	$3,378,230
Short-Duration Investment Fund	$44,012		$47,484	$22,221
Short-Duration Collateral Share Fund	N/A		$253,560	$54,896
Inflation Indexed Plus Bond Fund	N/A		$841,384 (d)	$1,722,955
U.S. Equity Allocation Fund	$111		$95,571	$0
International Equity Allocation Fund	$0		$0	$0
International Opportunities Equity Allocation Fund	N/A		$0 (e)	$0
Global Equity Allocation Fund	$0		$0	$0
World Opportunities Equity Allocation Fund	$0	(f)	$0	$0
Global Balanced Asset Allocation Fund	$0		$0	$0
Strategic Opportunities Allocation Fund	$0	(g)	$0	$0
Benchmark-Free Allocation Fund	$0		$0	$0
Alpha Only Fund	$124,137		$539,058	$747,827

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund. For each class of shares of the Fund offered through the Prospectus (except Class IV shares), the Shareholder Service Fee rate paid by the class was the same as that of the corresponding class of the Predecessor Fund. In the case of Class IV shares of the Fund, the Shareholder Service Fee rate paid by the class was 0.005% lower than that for Class IV shares of the Predecessor Fund.

(b)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund.

(c)	Reflects fees paid from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(d)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(e)	Reflects fees paid from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(f)	Reflects fees paid from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(g)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for each Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to a Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In the case of GMO’s Fixed Income Division, the Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).

Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Funds. Services received from a broker/dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.
The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2005		March 1, 2006	March 1, 2007
	Through		Through	Through
	February 28, 2006		February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$3,445,977	(a)	$5,287,819	$4,164,364
Tobacco-Free Core Fund	$195,872		$289,854	$201,294
Quality Fund	$1,671,052		$3,339,094	$4,396,481
U.S. Intrinsic Value Fund	$55,804	(a)	$81,978	$37,143
U.S. Growth Fund	$491,707	(a)	$675,130	$300,810
U.S. Small/Mid Cap Value Fund	$53,702	(a)	$62,945	$59,567
U.S. Small/Mid Cap Growth Fund	$42,815	(a)	$42,077	$47,537
Real Estate Fund	$427,719		$18,308	$23,776
Tax-Managed U.S. Equities Fund	$58,449		$84,287	$80,418
International Core Equity Fund	$704,618	(a)	$1,548,894	$3,993,565
International Intrinsic Value Fund	$3,324,827		$3,390,008	$5,196,535
International Growth Equity Fund	$1,446,759	(a)	$3,668,293	$5,186,210
Developed World Stock Fund	$277,228	(b)	$211,404	$399,462
Currency Hedged International Equity Fund	—		—	—
Foreign Fund	$5,732,999		$7,174,255	$9,216,225
Foreign Small Companies Fund	$1,762,960		$1,535,915	$1,922,719
International Small Companies Fund	$1,528,903		$935,819	$998,359
Emerging Markets Fund	$14,787,807		$18,282,267	$29,399,188
Emerging Countries Fund	$363,230		$751,732	$961,947
Tax-Managed International Equities Fund	$461,673		$481,898	$658,985
Core Plus Bond Fund	$950,080		$553,465	$239,517
International Bond Fund	$231,678		$123,441	$68,171
Currency Hedged International Bond Fund	$693,623		$197,059	$33,496
Global Bond Fund	$59,608		$39,482	$16,413
Emerging Country Debt Fund	$54,364		$78,050	$20,580
Short-Duration Investment Fund	—		—	—
Short-Duration Collateral Share Fund	N/A		__ (d)	—
Inflation Indexed Plus Bond Fund	N/A		$237,775 (c)	$651,821
U.S. Equity Allocation Fund	—		—	—
International Equity Allocation Fund	—		—	—

	March 1, 2005	March 1, 2006	March 1, 2007
	Through	Through	Through
	February 28, 2006	February 28, 2007	February 29, 2008
International Opportunities Equity Allocation Fund	N/A	__ (e)	—
Global Equity Allocation Fund	—	—	—
World Opportunities Equity Allocation Fund	__ (f)	—	—
Global Balanced Asset Allocation Fund	—	—	—
Strategic Opportunities Allocation Fund	__ (g)	—	—
Benchmark-Free Allocation Fund	—	—	—
Alpha Only Fund	$328,746	$322,758	$212,096

(a)	The amounts set forth in the table above through September 16, 2005 reflect commissions paid by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2006 to February 28, 2006 reflect commissions paid by the Fund.

(b)	Reflects commissions generated from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(c)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(d)	Reflects commissions generated from the Fund’s commencement of operations on March 1, 2006 through February 28, 2007.

(e)	Reflects commissions generated from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(f)	Reflects commissions generated from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(g)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.
Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund’s investment objective or strategies.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 29, 2008, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 29, 2008:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 29, 2008
U.S. Core Equity Fund	Citigroup	$50,006,761
	Merrill Lynch	$0
	Goldman Sachs	$593,705
	Bear Stearns	$0

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 29, 2008
Tobacco Free Core Fund	Citigroup	$628,315
	Merrill Lynch	$0
	Goldman Sachs	$0

Tax-Managed U.S. Equities Fund	Citigroup	$1,133,338
	Morgan Stanley	$21,060
	Goldman Sachs	$356,223

U.S. Growth Fund	Goldman Sachs	$356,223
	Merrill Lynch	$74,340
	Citigroup	$635,428
	Bank of America	$15,896
	Jefferies & Co.	$0
	Bear Stearns	$0
	Morgan Stanley	$63,180

U.S. Intrinsic Value Fund	JP Morgan	$0
	Goldman Sachs	$0
	Citigroup	$822,737
	Bear Stearns	$0
	Jefferies & Co.	$0
	Merrill Lynch	$0

U.S. Small/Mid Cap Growth Fund	Knight Securities	$0
	Jefferies & Co.	$0

U.S. Small/Mid Cap Value Fund	Knight Securities	$0
	Jefferies & Co.	$0

Developed World Stock Fund	Goldman Sachs	$0
	Morgan Stanley	$703,404
	Bear Stearns	$590,964
	UBS	$0
	Citigroup	$2,795,409
	Bank of America	$4,839,656

Emerging Countries Fund	Hyundai Securities Co.	$0

Emerging Market Fund	Hyundai Securities Co.	$0

Foreign Fund	Dresdner Kleinwort	$74,346,506
	UBS	$15,800,070
	Svenska Handelsbanken	$0
	Credit Suisse First Boston	$16,586,894

International Core Equity Fund	UBS	$0
	Nomura	$0

International Growth Equity Fund	UBS	$3,465,231
	Nomura	$0

Taiwan Fund	Yuanta Securities	$5,360,951

Tax-Managed International Equities Fund	UBS	$0

International Intrinsic Value Fund	UBS	$0

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds in the Trust may be posted monthly on GMO’s website. In addition, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders as described in the Prospectus. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds	Custodial services
	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing
	U.S. Equity Funds	Compliance testing

Boston Global Advisors	U.S. Equity Funds and International Equity Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

RiskMetrics Group	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

Name of Recipient	Funds	Purpose of Disclosure
FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of sixty series: Tobacco-Free Core Fund; Quality Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities

Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; St. James Fund; Asset Allocation International Bond Fund; and World Opportunity Overlay Share Fund.
Note that U.S. Core Equity Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to U.S. Core Fund, Intrinsic Value Fund, Growth Fund, Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, International Disciplined Equity Fund, and International Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2008, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

Fund	Shareholders
GMO Tobacco-Free Core Fund	Council for World Mission Attn: Ms. Laiming Wyers Ipalo House 32-34 Great Peters Street London, SWIP 2DB, UK

GMO Inflation Indexed Plus Bond Fund	Boston Safe Deposit & Trust Co. FBO
The Phillips Electronics North America
Corp Masters Retirement Trust
Attn: Eric Sassone Trust Officer
135 Santilli Highway AIM 026 0036
Everett, MA 02149

Mayo Foundation Retirement Trust
Attn: Rick Haeflinger
200 First Street SW
Rochester, MN 55905

GMO Currency Hedged International Equity Fund	State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

GMO Real Estate Fund	Mac & Co FBO Princeton PO Box 534005 Pittsburgh, PA 15253

GMO Tax-Managed U.S. Equity Fund	Northern Trust Company Custodian FBO Edgar M Bronfman SR PO Box 92956 Chicago, IL 60675 Strafe and Co FAO MJH Investments Ltd Lloyd George PO Box 160 Westerville, OH 43086

GMO Foreign Small Companies Fund	Virginia Retirement System Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218

Fund	Shareholders
GMO Core Plus Bond Fund	Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Developed World Stock Fund	Dow Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642

GMO Alpha Only Fund	Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO International Core Equity Fund	Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO U.S. Intrinsic Value Fund	Hopke Partnership Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814

SEI Private Trust c/o M+T Bank FBO Berks County Retirement Fund Attn: Mutual Fund Trading One Freedom Valley Dr. Oaks, PA 19456

GMO U.S. Small/Mid Cap Value Fund	Maine State Retirement System 46 State House Station Augusta, ME 04333
Union Bank and Trust Nominee FBO SD Transit Corp T R#061676-05-13 PO Box 85484 San Diego, CA 92186

Fund	Shareholders
GMO International Small Companies Fund	New Zealand Superannuation Fund Attn: Peter Benne Level 17, AMP CENTRE 20 Customs Street West Auckland, 1143 New Zealand

GMO Short-Duration Investment Fund	GMO Global Balanced Asset Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110

GMO U.S. Equity Allocation Fund	The Board of Trustees of The University of Illinois Attn: Janet M Ford 247 Henry Administrations Building 506 South Wright Street Urbana, IL 61801

GMO Short-Duration Collateral Share Fund	Thomas F. Cooper 16 Garland Road Lincoln, MA. 01773 William L. Nemerever 535 Hammond Street Chestnut Hill, MA 02467
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 1, 2008, greater than 10% of the following Funds’ shares were held by accounts for which the Manager has investment discretion: International Core Equity Fund, Emerging Markets Fund, Emerging Countries Fund, Global Bond Fund and Emerging Country Debt Fund. As of June 1, 2008, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund, Quality Fund, U.S. Small/Mid Cap Value Fund, Real Estate Fund, International Intrinsic Value Fund, Core Plus Bond Fund, International Bond Fund and Short-Duration Investment Fund. As of June 1, 2008, substantially all of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Small/Mid Cap Growth Fund, International Growth Equity Fund, Currency Hedged International Equity Fund, Currency Hedged International Bond Fund, Strategic Opportunities Allocation Fund, Benchmark-Free Allocation Fund and Alpha Only Fund.

MULTIPLE CLASSES
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2008:

Name and Address	% Ownership
Council for World Mission	72.5
Attn: Ms. Laiming Wyers IPALO House 32-34 Great Peter Street London, SWIP 2DB, UK

Name and Address	% Ownership
Trinity Church	10.0
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116

Periodic Partners I, LP	9.3
Attn: Stephen Schwarz Corporate Secretary PO Box 29550 San Francisco, CA 94129

Dana Hall School	8.2
Attn: Lucille R. Kooyoomjian 45 Dana Rd. Wellesley, MA 02482
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2008:

Name and Address	% Ownership
Mac & Co FBO Princeton	67.9
PO Box 534005 Pittsburgh, PA 15253

Batterymarch Trust II	18.6
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2008:

Name and Address	% Ownership
Northern Trust Company Custodian FBO Edgar Bronfman Sr.	50.6
P.O. Box 92956 Chicago, IL 60675

Strafe & Co. FAO MJH Investments LTD	28.4
Lloyd George PO Box 160 Westerville, OH 43086

Name and Address	% Ownership
SEI Private Trust	7.2
c/o Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
Sisters of Mercy of North Carolina Foundation Inc.	5.3
Attn: Edward J. Schlicksup Jr. 2115 Rexford Road Suite 401 Charlotte, NC 28211

SCS Navigator Fund, LLC	5.2
Attn: Christopher Stone SCS Financial Services, LLC One Winthrop Square Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Cust	9.7
Goldman Sachs & Co Profit Sharing Trust State Street Bank And Trust 180 Maiden Lane 24th Floor New York, NY 10038

Charles Schwab & Co Inc	6.8
Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street Attn: Mutual Funds San Francisco, CA 94104

State Street As Trustee for the EDS	5.6
401K Plan 105 Rosemont Ave Westwood, MA 02090

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	11.1
Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

Brown Bothers Harriman & Co Cust	14.7
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109

GMO International Equity Allocation Fund	7.5
c/o GMO 40 Rowes Wharf Boston, MA 02110

State Street Bank & Trust Co	6.2
As TTEE of the EDS Retirement Plan Trust S&P/Citigroup PMI World Ex- US Value Index Mandate 2 Avenue De Lafayette LCC 2 Boston, MA 02111

Rolex Holdings SA	5.2
Attn: Mr. Gian Heim CH - 1211 Geneva 26 Switzerland

GMO International Opportunities Equity Allocation Fund	7.9
c/o GMO 40 Rowes Wharf Boston, MA 02110

GMO World Opportunities Equity Allocation Fund	6.3
c/o GMO 40 Rowes Wharf Boston, MA 02110

Contra Costa County Employees Retirement Association	6.6
Attn: Rick Koehler 1355 Willow Way Suite 221 Concord, CA

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 2, 2008:

Name and Address	% Ownership
The Edna McConnell Clark Foundation	15.9
Attn: Mr. Ralph Stefano Director of Finance 415 Madison Ave 10th Floor New York, NY 10017

Mars Pension Trustees LTD	7.8
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 3D Dundee Road Slough, Berkshire SL1 4LG, UK

Maine State Retirement System	9.5
46 State House Station Augusta, ME 04333

Maximilian E & Marion O Hoffman Foundation	5.9
Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107

The Stupski 1999-1	5.2
Charitable Remainder Unitrust 2 Belvedere Place Suite 340 Mill Valley, CA 94941

JP Morgan Chase Bank as Directed	16.1
Trustee for The Corning Retirement One Riverfront Plaza MP-HQ-E2-34 Corning, NY 14831

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Alpha Only Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	50.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	21.0
c/o GMO 40 Rowes Wharf Boston, MA 02210

GMO Benchmark Free Allocation Fund	16.2
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2008:

Name and Address	% Ownership
The Regents of the University of California	18.8
Paula Ferreira 1111 Broadway Suite 1400 Oakland, CA 94607

Nebraska Investment Council	11.6
Attn: Joseph P Jurich 941 “O” Street Suite 500 Lincoln, NE 68508

Gordon E and Betty I Moore Foundation Foreign Fund	5.8
Attn: Lynda Sullivan The Presidio of San Francisco P.O. Box 29910 San Francisco, CA 94129-0910

Name and Address	% Ownership
Hershey Trust Company	8.3
Trustee For Milton Hershey School PO Box 445 100 Mansion Road East Hershey, PA 17033

University of Pennsylvania	8.9
Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104-3309

The University of Chicago	7.7
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611

Leonardo R Rodriguez	7.3
Citigroup Global Pension Investments 425 Park Avenue 4th Floor New York, NY 10022

The J Paul Getty Trust	6.4
Attn: James M Williams Vice President and Chief Invest Officer 1200 Getty Center Drive Suite 400 Los Angeles, CA 90049

MAC & Co A/C MKAF 6660002	8.7
FBO Makena Cap Holding Attn: Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
Merck & Co. Inc.	24.2
Master Retirement Trust Attn: Betty Shan One Merck Drive c/o WS 3AF-05 Whitehouse Station, NJ 08889

Name and Address	% Ownership
San Diego City Employees’ Retirement System (SDCERS)	19.9
Attn: Ms Robin Oleksow 401 B Street, Suite 400 San Diego, CA 92101

Northern Trust Company as Trustee FBO FMC Technologies	7.2
Inc Master Retirement Trust (FORS) Attn: Mutual Fund Ops P.O. Box 92956 Chicago, IL 60675

Trustees of Dartmouth College	6.9
Attn: Jonathan King 7 Lebanon Street Suite 305 Hanover, NH 03755

Baylor University	7.5
Attn: Jonathan Hook 1311 South 5th Street P.O. Box 97030 Waco, TX 76798

The Board of Trustees of the University of Alabama-Pooled Clearing	8.1
Attn: Marla Dare 7 Pinehurst Tuscaloosa, AL 35401

The Board of Trustees of the University of Alabama-Pooled Clearing A/C	5.9
Attn: Marla Dare 7 Pinehurst Tuscaloosa, AL 35401
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
Virginia Retirement System	65.2
Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218-2500

Name and Address	% Ownership
The University of Chicago	20.4
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611

The Glenmede Trust Company	7.7
As Trustee of The Pew Memorial Trust Attn: Maria Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
New Zealand Superannuation Fund	30.0
Attn: Peter Benne Level 17, AMP CENTRE 20 Customs Street West Auckland, 1143 New Zealand

The Annie E Casey Foundation	6.3
Attn: Erin Layton Financial Analyst 701 St Paul Street Baltimore, MD 21202

Utah State Retirement Investment Fund	13.1
Attn: Utah Retirement Investments 540 East 200 South Salt Lake City, UT 84102

Anne Arundel County Retirement & Pension System	7.3
Anne Arundel County Maryland Attn: William Brown, Controller 44 Calvert Street Annapolis, MD 21401

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
GMO Emerging Markets Trust	37.4
Attn: Peter Manley Suite 1, Upper Deck, Jones Bay Wharf 26-32 Pirrama Road Pyrmont, NSW 2009, Australia

Missouri State Employees Retirement System	7.6
Attn: Pat Neylon 907 Wildwood Drive P.O. Box 209 Jefferson City, MO 65102

Trustees of The Estate of Bernice Pauahi Bishop	5.3
Attn: William Cha 567 South King Street Suite 200 Honolulu, HI 96813

University of Virginia Investment Management Company	5.1
Attn: UVIMCO Operations PO Box 400215 Charlottesville, VA 22904

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
Steven Soares	15.7
State Street Bank and Trust Lafayette Corporation Center 2 Avenue De Lafayette LCC2 Boston, MA 02111

The University of Chicago	17.3
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611

International Paper Retirement Plans Master Trust	18.4
Attn: Carol Tusch 400 Atlantic Street Stamford, CT 06921

Name and Address	% Ownership
The Church Pension Fund	12.5
Attn: Paul J Brignola 445 Fifth Ave New York, NY 10016

The Andrew W Mellon Foundation	9.0
140 East 62nd Street New York, NY 10021

State Street Bank & Trust Co. as TTEE	7.3
FBO JC Penny Pension Plan Attn: Paul Parent State Street Bank and Trust Lafayette Corporate Center 2 Avenue de Lafayette Boston, MA 02111

National Nominees Ltd ATF Sunsuper	6.4
Attn: Virginia Handreck GPO BOX 1406M Melbourne, Victoria 3001

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
Leland Stanford Junior	7.3
University II — AA Stanford Management Company Eleanor HSU 2770 Sand Hill Road Menlo Park, CA 94025

Asset Allocation Trust	10.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor — Fund Administration Boston, MA 02116

Washington State Investment Board	10.0
Attn: Ms Nancy Calkins P.O. Box 40916 2424 Heritage Court SW Olympia, WA 98504

Name and Address	% Ownership
ExxonMobil Master Pension Trust	6.9
Attn: Colin J Kerwin 5959 Las Colinas Boulevard Irving, TX 75039

The William And Flora Hewlett Foundation	6.5
Attn: Ana Wiechers Marshall Director Investment Research & Public Investment 2121 Sand Hill Road Menlo Park, CA 94025

State Street Bank & Trust Company As Trustee for The	6.1
Northrop Grumman Defined Contribution Plans Master Trust Attn: Mark Hanna 105 Rosemont Road Westwood, MA 02090

GMO Global Balanced Asset Allocation Fund	5.8
c/o GMO 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2008:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company (FIIOC) as	18.4
Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015

M&I Trust	11.8
Attn : Trust Operations 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515

Wells Fargo Bank NA FBO NPPD Emerging Markets Fund	8.6
Attn: Mutual Fund OPS P.O. Box 1533 733 Marquette Ave. Minneapolis, MN 55480

GMO Global Balanced Asset Allocation Fund	7.0
c/o GMO 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO International Equity Allocation Fund	6.2
c/o GMO 40 Rowes Wharf Boston, MA 02110

AMA International Equity Master Fund LP	5.2
Attn: Paul Brensel 3801 PGA Boulevard Suite 555 Palm Beach Gardens, FL 33410

Balentine International Equity Fund Select LP	6.0
Attn: George Chen 3455 Peachtree Road NE Suite 2000 Atlanta, GA 30326
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2008:

Name and Address	% Ownership
Northern Trust Company As Cust FBO	7.8
The Cheyne Walk Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675

The Northern Trust TR	6.4
Mars Benefit Trust P.O. Box 92956 Chicago, IL 60675

Hugheson Limited	7.6
Attn: Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands

Vallee & Co FBO SG	5.5
c/o M&I Trust Company, NA Attn: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, WI 53224

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Kansas City, Missouri Employees’	41.0
Retirement System-Core Plus Richard G Boersma Executive Officer City Hall, 414 E. 12th Street 12th Floor Kansas City, MO 64106

Gencorp Master Retirement Trust	25.4
% GSAM LP in Capacity of Agent And Fiduciary Manager Attn: Augustin Krisnawahjuesa 32 Old Slip Rd 9th Floor New York, NY 10005

Wells Fargo Bank N.A. FBO	7.8
McCune Foundation PO Box 1533 Minneapolis, MN

State Street Bank & Trust Company As Trustee for The	6.3
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Core Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	30.5
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	5.6
c/o GMO 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
Boston & Co (Verizon Core Plus)	14.5
Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230

State Street Bank & Trust Co. as TTEE	13.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

Teachers’ Retirement System of The City of New York	12.0
Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041

The Northern Trust Company As Trustee	11.5
FBO Mayo Foundation A/C 22-05191 USB 2 PO Box 92956 Chicago, IL 60675

The Northern Trust Company As Trustee	6.3
A/C-26 07633 USB FBO Mayo Foundation PO Box 92956 Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	15.6
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

University of Southern California	14.8
Attn: Jeffrey Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089

Northern Trust as Trustee FBO	14.2
John Hancock Financial Services, Inc. Pension Plan PO Box 92956 Chicago, IL 60675

Name and Address	% Ownership
Boston & Co. (Verizon IBF)	11.7
Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230

Mars Pension Trustees LTD	9.6
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 30 Dundee Road

Maine Public Employee Retirement System	5.0
46 State House Station Augusta, ME 04333
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Fresno County Employees’ Retirement Association	23.5
Roberto Pena, Retirement Administrator 1111 H Street Fresno, CA 93721

General Retirement System of the City of Detroit	19.8
Attn: Myron Terrell, Assistant Administrative Supervisor 2 Woodward Avenue Suite 908 Detroit, MI 48226

Mars Pension Trustees LTD	22.5
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 30 Dundee Road

Mac & Co A/C PCFF5501132 FBO Silicon Valley	5.9
Attn: Mutual Funds OPS 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230

Stichting Masterfoods Pension Funds	5.7
Discretionary Mandate Taylorweg 5 5466 AV Veghel Netherlands

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2008:

Name and Address	% Ownership
CIBC Mellon Trustee — CN General Master Trust Fund	15.5
Attn: LP Constantin Pooled Funds 320 Bay Street 6th Floor Toronto, Ontario, Canada, M 5H 416

Boston Safe Deposit & Trust Co. FBO	14.1
The Philips Electronics North America Corp. Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149

University of Southern California	11.6
Attn: Jeffery Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089

GMO Strategic Fixed Income Fund	11.7
c/o GMO 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2008:

Name and Address	% Ownership
State of Wisconsin Investment Board	22.9
(SWIB) Core Trust Fund Attn: Janice Anderson P.O. Box 7842 Madison, WI 53707

State Street Bank & Trust Co. as TTEE	22.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

Name and Address	% Ownership
Pension Reserves Investment Trust	16.1
Attn: Stan Mavromates 84 State Street, Suite 250 Boston, MA 02144

San Francisco City & County Retirement System	13.4
Attn: Ted Wong, Head Accountant 30 Van Ness Avenue, Suite 3000 San Francisco, CA 94102

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2008:

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	41.1
c/o GMO 40 Rowes Wharf Boston, MA 02110

Holstein Association USA Inc	13.3
Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302

Sam Wilderman & Beatrice Wilderman JT TEN	7.5
53 Winslow Road Apt B Brookline MA 02446

State Street Bank & Trust Company As Trustee for The	6.4
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

Trinity Church	5.2
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Boston Safe Deposit & Trust Co.	93.1
FBO The Phillips Electronics North America Corp Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Inflation Indexed Plus Bond Fund as of June 02, 2008:

Name and Address	% Ownership
Mayo Foundation Retirement Trust	96.8
Attn: Rick Haeflinger 200 First Street SW Rochester, MN 55905
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	95.7
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
Houston Endowment Inc.	14.9
600 Travis Suite 6400 Houston, TX 77002

Saskatchewan Telecommunications	11.6
Ms. Alison McKay Pension Plan Manager 2121 Saskatchewan Drive Regina, Saskatchewan S4P 3Y 2 Canada

Hartford Hospital	8.1
Attn: John M. Biancamano Vice President Finance 80 Seymour Street P.O. Box 5037 Hartford, CT 06102

The Hershey Foods Corporation Master	6.5
Retirement Trust International 100 Crystal A Drive Hershey, PA 17033

Bank of America NA Custodian HARFD Hosp	5.8
GMO Fund H Attn: MFO 8555814 P.O. Box 831575 Dallas, TX 75283
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Boeing Company Employee Retirement	14.3
Plans Master Trust Attn: Brad Leak 100 N. Riverside Plaza Chicago, IL 60606

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
Screen Actors Guild Producers Pension Plan	12.1
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505

The Northern Trust Company on Behalf of	10.5
The Motion Picture Industry Pension Plan Attn: Ted W. Friesen 50 South LaSalle Street Chicago, IL 60675

The Northern Trust Company As Trustee	7.8
FBO Olin Pension Plans Master Retirement Trust Attn: Special Assets PO Box 92956 Chicago, IL 60675

The Ministers and Missionaries Benefit	7.4
Board of American Baptist Churches Attn: Louis P Barbarin Treasurer and CFO 475 Riverside Drive Suite 1700 New York, NY 10115

The Northern Trust Company on Behalf of	6.2
The Motion Picture Industry Individual Account Plan Public & Taft Plans Attn: Ted W. Friesen 50 South LaSalle Street Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Quality Fund as of June 2, 2008:

Name and Address	% Ownership
Gordon and Betty I Moore Foundation Core Fund	9.1
Attn: Lynda Sullivan The Presidio of San Francisco PO Box 29910 San Francisco, CA 94129

Name and Address	% Ownership
HYMF Inc.	24.7
200 Park Avenue New York, NY 10166

Conrad N. Hilton Foundation	13.3
100 West Liberty Street Suite 840 Reno, NV 89501

The Paul Hamlyn Foundation	11.4
18 Queen Annes Gate London SWIH9AA

The Vanderbilt University	10.2
Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203

Municipal Fire & Police Retirement System of Iowa	9.4
Attn: Dennis Jacobs 2836 104th Street Des Moines, IA 50322

Screen Actors Guild-Producers Pension Plan	7.6
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505

JP Morgan Chase Bank as Directed	7.0
Trustee for The Corning Retirement One Riverfront Plaza MP-HQ-E2-34 Corning, NY 14831

Corning Retirement Master Trust	6.0
Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Quality Fund as of June 2, 2008:

Name and Address	% Ownership
Mac And Co	18.5
FBO Dominion Resources Inc Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230

Name and Address	% Ownership
National Nominees Ltd ATF Sunsuper	24.0
Attn: Virginia Handreck GPO BOX 1406M Melbourne, Victoria 3001

Maine Public Employee Retirement System	15.4
46 State House Station Augusta, ME 04333

Terrebonne Investments LP	10.9
Attn: Barbara A. Bell 201 Main Street Suite 1440 Fort Worth, TX 76102

OHIM Strategic Partners, LP	6.5
Attn: Jack Muhlbeier 201 Main Street Suite 1440 Fort Worth, TX 76102

SEI Private Trust C/O Harris Bank	6.5
FBO Searle Family-QF Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Quality Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	32.5
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	9.8
c/o GMO 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
University of Pennsylvania Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104	5.2

Brown Brothers Harriman & CO CUST FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	6.4

GMO Benchmark Free Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	6.6

GMO World Opportunity Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02111	5.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Board of Trustees of the University of Illinois Attn: Janet M. Ford 247 Henry Administration Building 506 South Wright Street Urbana, IL 61801	28.8

Wells Fargo Bank NA FBO Minneapolis Police Relief 13540517 P.O. Box 1533 Minneapolis, MN 55480	17.0

Northern Trust As Custodian FBO San Francisco Symphony A/C 2687342 Attn: Mutual Funds Opps C-4 South PO Box 92956 801 S. Canal Chicago, IL 60675	10.9

Name and Address	% Ownership
MIT Alpha Equity Fund Attn: Jo Ann Gerber 238 Main Street Suite 200 Cambridge, MA 02142	6.0

Wells Fargo Bank NA FBO IMC Nurses PO Box 1533 Minneapolis, MN 55480	6.4

The Northern Trust Company Trustee FBO Newpage Corporation PO Box 92956 Attn: Daily Recon Chicago, IL 60675	10.7

Regime De Retraite Des Employees Et Employes De La Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, Canada J1H5C1 99	7.3

Wadsworth Atheneum Museum of Art Attn: Judith H. Mihalko 600 Main Street Hartford, CT 06103	5.5
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Developed World Stock Fund as of June 2, 2008:

Name and Address	% Ownership
Dow UK Pension Trustees Limited Attn: Caroline Van Eecke Diamond House, Lotus Park, Kingscrescent Staines, TW18 3AG, UK	17.6

Baystate Health Inc. Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199	14.2

Baystate Health Inc. Pension Trust Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199	14.5

Name and Address	% Ownership
Dow UK Pension Trustees Limited Attn: Caroline Van Eecke Diamond House, Lotus Park, Kingscrescent Staines, TW18 3AG, UK	17.6

Irving Oil Limited Master Trust Attn: Jim MacGillivray 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1 99	13.6

Calgary Olympic Development Association Attn: Bob Reekie 85 Canada Olympic Road SW Calgary, Alberta, Canada, T3B5RS 99	11.0

Sisters of St. Joseph Peace St. Joseph Province Attn: Sister Lois Parente 399 Hudson Terrace Englewood Cliffs, NJ 07632	5.1

Pension Plan for Clergy And Lay Workers Of The Evangelical Lutheran Church in Canada Member Accumulation Account 302-393 Portage Avenue Winnipeg, Manitoba, Canada R3B3H6	9.7

IAM Labour-Management Pension Fund Canada Registration Attn: Donald Belton 441 Maclaren Street Suite 240 Ottawa, Ontario, Canada K2P2H3	5.4
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Developed World Stock Fund as of June 2, 2008:

Name and Address	% Ownership
Dow Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	71.7

Name and Address	% Ownership
Union Carbide Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	28.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Opportunities Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Hershey Foods Corporation Master Retirement Trust Attn: James Nolan 100 Crystal A Drive Hershey, PA 17033	11.6

Grand Lodge Of California And Masonic Related Entities Attn: Rick Hutchinson 1111 California Street San Francisco, CA 94108	7.5

Virginia Hospital Center Arlington Health System Attn: Philip W Peck 1701 N George Mason Drive Arlington, VA 22205	6.6

Wells Fargo Bank NA FBO Buck Leonard & Beryl P.O. Box 1533 Minneapolis, MN 55480	5.6

Stitching Bedrijfstakpensioenfonds Voor De Suikerverwerkende Industrie Attn: Me. JG Koolstra MolenWerf 2-8 Amsterdam 1014 Ag	5.0

JP Morgan As Directed TTEE FBO Ernest & Young Defined Benefit Ret. Pl Trust C/O JP Morgan 4 New York Plaza New York, NY 10004	8.2

The Motion Picture Industry Pension Plan Attn: Ted W Friesen 11365 Ventura Boulevard Studio City, CA 91604	7.7

Name and Address	% Ownership
Zurich American Insurance Company Master Retirement Trust Attn: Kellizortea 1400 American Lane Schaumburg, IL 60196	6.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Strategic Opportunities Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
South Carolina Retirement System Attn: Donald Brock 202 Arbor Lake Drive Columbia, SC 29223	21.6

Abbot Laboratories Annuity Ret TR c/o The Northern Trust Co. Attn: ALT. Fund SRVS. C-1S James Falotico PO Box 92956 Chicago, IL 60607	12.4

The Memorial Foundation Inc. Attn: J.D. Elliot 100 Bluegrass Commons Boulevard Suite 320 Hendersonville, TN 37075	7.4

Indiana State Teachers Retirement Fund Attn: Steffanie Rhinesmith 150 W. Market Street Suite 300 Indianapolis, IN 46204	7.5

Board of Regents of The University of Wisconsin System Attn: Douglas J Hoerr UW System Trust Funds 780 Regent Street Room 221 Madison, WI 53715	5.3

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Equity Fund as of June 2 2008:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101	7.7

The Northern Trust Company Trustees of The Aerospace Corporation Employers Retirement Plan Trust Attn: Mutual Funds PO Box 92956 Chicago, IL 60675	7.5

Nevada System of Higher Education Operating Pool Attn: Ruby R. Sharman 2601 Enterprise Road Reno, NV 89512	5.9

Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015	5.6
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Mac & Co Attn: Mutual Funds Operations A/C VCBF 1855782 PO Box 3198 Pittsburgh, PA 15230	23.6

Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	21.6

Name and Address	% Ownership
Mac & Co A/C CNGF 1855132 EOG Union Welfare Trust Attn: Susan Testa Mutual Fund Operations PO Box 3198 Pittsburgh, PA 15230	10.0

Screen Actors Guild-Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	10.0

Conrad N. Hilton Foundation 100 West Liberty Street Suite 840 Reno, NV 89501	8.0

Corning Retirement Master Trust Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831	6.8

Mac & Co A/C CNGF 1747022 CNG Transmission Co. Union VEBA Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230	6.3

Mac & Co A/C VSLF 1855102 Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230	5.7
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
NRECA Attn: Patricia A. Murphy Investment Division 4301 Wilson Boulevard RS18 — 305 Arlington, VA 22203	24.4

Name and Address	% Ownership
Brown Brothers Harriman & Co Cust FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	29.2

Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	13.1

GMO World Opportunities Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	13.3

Teachers’ Retirement System of The City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041	5.8
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Value Fund as of June 2, 2008:

Name and Address	% Ownership
Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	39.0

Union Bank and Trust Nominee FBO SD Transit Corp PO Box 85484 San Diego, CA 92186	29.7

World Wildlife Fund Inc. Attn: Maynard Davis Treasury Manager 1250 24th Street N.W. Washington, DC 20037	7.1

Surdna Foundation Inc Global AA Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017	5.5

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Growth Fund as of June 2, 2008:

Name and Address	% Ownership
GMO U.S. Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	14.4

World Wildlife Fund Inc. Attn: Maynard Davis Treasury Manager 1250 24th Street N.W. Washington, DC 20037	24.3

Surdna Foundation Inc Global AA Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017	12.2

Mac & Co FBO Princeton PO Box 534005 Pittsburgh, PA 15253	13.6

Claremont Graduate University Attn: Jennifer Stockton 150 East 10Th Harper 161 Claremont, CA 91711	11.7

Holstein Association USA Inc Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302	8.7
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Growth Fund as of June 2, 2008:

Name and Address	% Ownership
The Northern Trust Company, Trustee of The Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675	37.7

Name and Address	% Ownership
Northern Trust As Custodian FBO Provena Pension Fund Account PO Box 92956 Chicago, IL 60675	23.0

Anderson 401K Plan 100 Fourth Avenue North Bayport, MN 55003	22.6

Provena Health Operating Investment Fund Attn: Patrick Quinn 9223 West Street Francis Road Frankfort, IL 60423	10.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
SEI Private Trust Company Balance FDN — Mutual Funds One Freedom Valley Drive Oaks, PA 19456	68.4

Hopke Partnership Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814	29.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101	29.5

Patterson & Co FBO American Express Retirement Plan Attn: Charles Xiques 1525 West WT Harris Blvd. Charlotte, NC 28288	10.3

Name and Address	% Ownership
State Street Bank & Trust Co As Trustee of Ivensys Master Retirement Trust Attn: Ms. Helen Levine 100 Plaza One Jersey City, NJ 07311	9.1

The Northern Trust Company As Custodian FBO Nathan Cummings Foundation GMO Intl PO Box 92956 Chicago, IL 60675	5.5

Depaul University Attn: Robert Kozoman 1 E Jackson BLVD Suite-CNA 1920 Chicago, IL 60604	5.6

MGI International Equity Fund Attn: Jo Monteith Head of Operations 161 Bay Street Suite 1800 Toronto, Ontario M5J 2S5 Canada	5.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
The Paul Hamlyn Foundation Attn: JR Sheldon 18 Queen Annes Gate London SWIH 9AA	18.5

BB&T Corporation Pension Plan Attn: Will Gholston 223 W Nash Street 3rd Floor Wilson, NC 27893	18.1

Wells Fargo and Company Master Pension Trust Attn: Tom Hooley 608 2nd Ave S, N9303-09B Minneapolis, MN 55479	17.0

Name and Address	% Ownership
UMWA 1974 Pension Trust Attn: Mathann Purvis 2121 K Street NW Suite 350 Washington, DC 20037	14.3

Pace Industry Union — Management Pension Fund Attn: Becky Haley 3320 Perimeter Hill Drive Nashville, TN 37211	12.7

The Hershey Foods Corporation Master Retirement Trust Attn: James G Nolan 100 Crystal A Drive Hershey, PA 17033	8.0

The Vanderbilt University Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203	5.6
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	38.0

Mellon Trust of NE N.A. for the Benefit of Texas County And District Retirement System 135 Santilli Highway (Mellon) Everett, MA 02149	12.3

GMO Global Balanced Asset Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	9.7

Mac & Co FBO Siemens Corporation Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.2

Name and Address	% Ownership
Northern Trust Co TTEE. FBO Com Ed Pooled Fund Directed Retirement TR A/C 22-82871 Attn: Mutual Fund Services PO Box 92956 Chicago, IL 60607	5.8

Mac & Co FBO Siemens Corporation Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Equity Fund as of June 2, 2008:

Name and Address	% Ownership
The Elizabeth Gamble Deaconess Home Association (Restricted) Attn: Philip A Temple 2139 Auburn Avenue Cincinnati, OH 45219	5.9

The Oregon Community Foundation Attn: Brenda Vankangan 1221 SW Yamhill #100 Portland, OR 97205	5.7
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Growth Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Brown Brothers Harriman & Co CUST FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	24.2

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	18.4

GMO International Opportunities Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	13.1

GMO International Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	12.4

GMO World Opportunities Equity Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	10.3

GMO Global Balanced Asset Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	6.4

GMO Strategic Balanced Asset Allocation Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	6.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Opportunities Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
McMaster University Master Trust Employees Treasury Operations Attn: Enrico Del Maestro Treasurer 1280 Main Street W Hamilton, Ontario L8S 4L8	13.3

Wells Fargo Bank N.A As Custodian For The Farm Credit Fund Retirement Group TR 608 2nd Avenue South Minneapolis, MN 55479	9.7

Name and Address	% Ownership
Merced County Employees’ Retirement Association (MCERA) Attn: Gale Garcia 3199 M Street Merced, CA 95348	6.6

Wells Fargo Bank Minnesota NA Custodian FBO Ameristeel Retirement Plan Master Trust Attn: Ms. Barbara Schmitz Sixth St & Marquette Minneapolis, MN 55479	6.2

Hillenbrand Industries Pension Plan JP Morgan Chase Bank MA Trustee 1069 State Route 46E Batesville, IN 47006	6.0

PCS Administration(USA), INC Master Trust Attn: David R. Haverick 1101 Skokie Blvd. Suite 400 Northbrook, IL 60062	5.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
SEI Private Trust Company C/O Mellon Bank FBO 10114349100 Attn: Mutual Fund Administration One Freedom Valley Dr. Oaks, PA 19456	19.0

Winchester Medical Center Attn: Craig Lewis Sr. Vice President & CFO. 1840 Amherst Street Winchester, VA 22601	18.0

Regime De Retraite Des Employees Et Employes De La Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, Canada J1H5C1 99	8.6

Winchester Regional Health System Retirement Plan Attn: Craig Lewis Sr. Vice President & CFO. 1840 Amherst Street Winchester, VA 22601	7.3

Name and Address	% Ownership
The Christy-Houston Foundation Inc. Attn: Robert B. Mifflin 1296 Dow Street Murfreesboro, TN 37130	6.3

Hampden-Sydney College Attn: C. Norman Krueger College Road PO Box 127 Hampden-Sydney, VA 23943	5.5

SEI Private Trust Company Williamsburg Comm. Health Fund A/C 4734042 One Freedom Valley Dr. Oaks, PA 19456	5.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Global Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	95.7
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Collateral Share Fund as of June 2, 2008:

Name and Address	% Ownership
Thomas F. Cooper 16 Garland Road Lincoln, MA 01773	38.2

William L. Nemerever 535 Hammond Street Chestnut Hill, MA 02467	29.2

Cormorant Fund c/o GMO 40 Rowes Wharf Boston, MA 02110	13.5

Name and Address	% Ownership
The Grantham Foundation For The Protection Of The Environment c/o GMO 40 Rowes Wharf Boston, MA 02110	5.5
OTHER MATTERS
Indian regulators have alleged that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.0481% of the Fund’s total assets as of February 29, 2008. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.
In addition, certain Funds (all of the Fixed Income Funds (except Short-Duration Collateral Share Fund), Emerging Markets Fund, and Global Equity Allocation Fund) (collectively, the “NPF Funds”) have indirect investments in three asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”) as a result of the NPF Funds’ holdings in GMO Special Purpose Holding Fund, a series of the Trust offered through a separate private placement memorandum, and/or interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized and administered by National Premier Financial Services (“NPFS”), a subsidiary of National Century Financial Enterprises (“NCFE”). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio (“Bankruptcy Court”). The Trust, on behalf of the GMO Special Purpose Holding Fund, had joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties. In April 2004, a plan of liquidation (the “Plan”) was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions subsequently may be received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.
In addition, GMO Special Purpose Holding Fund has litigation pending against various entities related to the issuance and default of the NPF Securities. In July 2005 and April 2006, GMO Special Purpose Holding Fund entered into settlement agreements with two of the defendants in the lawsuit and GMO SPV I, LLC received cash settlements in connection therewith, which were distributed to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.

Each NPF Fund received a proportionate amount of such cash settlements based on the size of their holdings in GMO Special Purpose Holding Fund or GMO SPV I, LLC, as applicable. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries, as of the date of this Statement of Additional Information, have not been reflected in the net asset value of GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund’s costs in respect of these matters are being treated as “extraordinary expenses” and are being borne by that Fund. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund’s participation in these actions are subject to the supervision and control of the Trust’s Board of Trustees.
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 29, 2008 for each Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 29, 2008 were filed electronically with the SEC on Form N-CSR on May 5, 2008 (Accession No. 0001104659-08-029813).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 29, 2008, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 29, 2008.

U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $12.05 per share based on 93,941,066 shares of beneficial interest outstanding)	$1,131,799,994
Offering Price	$12.05
U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $12.02 per share based on 39,766,699 shares of beneficial interest outstanding)	$478,084,132
Offering Price	$12.02
U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $12.02 per share based on 168,995,706 shares of beneficial interest outstanding)	$2,031,658,641
Offering Price	$12.02
Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $10.03 per share based on 4,505,462 shares of beneficial interest outstanding)	$45,196,833
Offering Price	$10.03
Quality Fund-Class III[2]
Net Assets at Value (Equivalent to $20.56 per share based on 97,449,407 shares of beneficial interest outstanding)	$2,003,758,269
Offering Price	$20.56
Quality Fund-Class IV2
Net Assets at Value (Equivalent to $20.57 per share based on 20,998,610 shares of beneficial interest outstanding)	$432,045,956
Offering Price	$20.57
Quality Fund-Class V2
Net Assets at Value (Equivalent to $20.56 per share based on 32,270,821 shares of beneficial interest outstanding)	$663,615,976
Offering Price	$20.56
Quality Fund-Class VI2
Net Assets at Value (Equivalent to $20.57 per share based on 254,660,700 shares of beneficial interest outstanding)	$5,237,362,702
Offering Price	$20.57

Appendix A

U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $7.86 per share based on 3,734,671 shares of beneficial interest outstanding)	$29,358,018
Offering Price	$7.86
U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $15.82 per share based on 8,197,221 shares of beneficial interest outstanding)	$129,665,986
Offering Price	$15.82
U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $7.36 per share based on 4,789,671 shares of beneficial interest outstanding)	$35,230,021
Offering Price ($7.36 x 100/99.50)*	$7.40
U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $13.59 per share based on 603,311 shares of beneficial interest outstanding)	$8,198,148
Offering Price ($13.59 x 100/99.50)*	$13.66
Real Estate Fund-Class III
Net Assets at Value (Equivalent to $7.85 per share based on 2,480,396 shares of beneficial interest outstanding)	$19,465,285
Offering Price	$7.85
Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $12.21 per share based on 7,266,167 shares of beneficial interest outstanding)	$88,685,598
Offering Price	$12.21
International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $37.25 per share based on 24,634,958 shares of beneficial interest outstanding)	$917,684,966
Offering Price	$37.25
International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $37.23 per share based on 25,435,825 shares of beneficial interest outstanding)	$947,062,869
Offering Price	$37.23
International Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $37.22 per share based on 95,840,331 shares of beneficial interest outstanding)	$3,567,360,199
Offering Price	$37.22
International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $29.69 per share based on 17,178,662 shares of beneficial interest outstanding)	$510,005,986
Offering Price	$29.69
International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $29.97 per share based on 87,274,536 shares of beneficial interest outstanding)	$2,615,878,046
Offering Price	$29.97

Appendix A

International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $29.96 per share based on 137,900,530 shares of beneficial interest outstanding)	$4,131,392,501
Offering Price	$29.96
International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $27.68 per share based on 36,778,207 shares of beneficial interest outstanding)	$1,018,040,416
Offering Price	$27.68
International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $27.70 per share based on 90,855,873 shares of beneficial interest outstanding)	$2,516,652,615
Offering Price	$27.70
Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $21.88 per share based on 14,151,927 shares of beneficial interest outstanding)	$309,608,755
Offering Price ($21.88 x 100/99.75)*	$21.93
Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $21.90 per share based on 9,425,247 shares of beneficial interest outstanding)	$206,407,733
Offering Price ($21.90 x 100/99.75)*	$21.95
Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $5.32 per share based on 5,690,948 shares of beneficial interest outstanding)	$30,273,046
Offering Price	$5.32
Foreign Fund-Class II
Net Assets at Value (Equivalent to $16.52 per share based on 51,367,985 shares of beneficial interest outstanding)	$848,359,455
Offering Price	$16.52
Foreign Fund-Class III
Net Assets at Value (Equivalent to $16.59 per share based on 245,876,088 shares of beneficial interest outstanding)	$4,078,545,211
Offering Price	$16.59
Foreign Fund-Class IV
Net Assets at Value (Equivalent to $16.59 per share based on 215,278,963 shares of beneficial interest outstanding)	$3,571,515,655
Offering Price	$16.59
Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $14.63 per share based on 23,157,877 shares of beneficial interest outstanding)	$338,804,403
Offering Price	$14.63
Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $14.64 per share based on 45,558,027 shares of beneficial interest outstanding)	$666,991,213
Offering Price	$14.64
International Small Companies Fund-Class III

Appendix A

Net Assets at Value (Equivalent to $9.29 per share based on 73,138,116 shares of beneficial interest outstanding)	$679,535,618
Offering Price ($9.29 x 100/99.50)*	$9.34
Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $20.48 per share based on 166,148,951 shares of beneficial interest outstanding)	$3,402,343,405
Offering Price ($20.48 x 100/99.20)*	$20.65
Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $20.40 per share based on 148,097,253 shares of beneficial interest outstanding)	$3,021,318,725
Offering Price ($20.40 x 100/99.20)*	$20.56
Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $20.39 per share based on 58,409,062 shares of beneficial interest outstanding)	$1,190,886,765
Offering Price ($20.39 x 100/99.20)*	$20.55
Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $20.42 per share based on 289,117,768 shares of beneficial interest outstanding)	$5,902,406,438
Offering Price ($20.42 x 100/99.20)*	$20.58
Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $15.26 per share based on 24,344,633 shares of beneficial interest outstanding)	$371,540,398
Offering Price	$15.26
Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $18.73 per share based on 58,311,946 shares of beneficial interest outstanding)	$1,092,345,931
Offering Price	$18.73
Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $9.42 per share based on 13,317,527 shares of beneficial interest outstanding)	$125,505,802
Offering Price	$9.42
Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $9.44 per share based on 107,863,196 shares of beneficial interest outstanding)	$1,017,792,379
Offering Price	$9.44
International Bond Fund-Class III
Net Assets at Value (Equivalent to $9.51 per share based on 54,082,170 shares of beneficial interest outstanding)	$514,570,499
Offering Price	$9.51
Currency Hedged International Bond Fund-Class III
Net Assets at Value (Equivalent to $8.79 per share based on 17,750,433 shares of beneficial interest outstanding)	$155,951,795
Offering Price	$8.79
Global Bond Fund-Class III

Appendix A

Net Assets at Value (Equivalent to $8.70 per share based on 38,934,674 shares of beneficial interest outstanding)	$338,614,491
Offering Price	$8.70
Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $10.06 per share based on 73,017,804 shares of beneficial interest outstanding)	$734,921,250
Offering Price ($10.06 x 100/99.50)*	$10.11
Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $10.06 per share based on 210,058,872 shares of beneficial interest outstanding)	$2,114,180,971
Offering Price ($10.06 x 100/99.50)*	$10.11
Short-Duration Investment Fund-Class III
Net Assets at Value (Equivalent to $8.45 per share based on 872,954 shares of beneficial interest outstanding)	$7,375,394
Offering Price	$8.45
Short-Duration Collateral Share Fund-Class III
Net Assets at Value (Equivalent to $23.39 per share based on 454,859 shares of beneficial interest outstanding)	$10,637,200
Offering Price	$23.39
Inflation Indexed Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $23.52 per share based on 5,846,005 shares of beneficial interest outstanding)	$137,492,158
Offering Price	$23.52
Inflation Indexed Plus Bond Fund-Class VI
Net Assets at Value (Equivalent to $23.51 per share based on 3,843,181 shares of beneficial interest outstanding)	$90,359,639
Offering Price	$23.51
U.S. Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $5.11 per share based on 18,597,396 shares of beneficial interest outstanding)	$95,066,735
Offering Price ($5.11 x 100/99.99)*	$5.11
International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $16.45 per share based on 45,936,690 shares of beneficial interest outstanding)	$755,542,025
Offering Price ($16.45 x 100/99.83)*	$16.48
International Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $20.63 per share based on 34,821,517 shares of beneficial interest outstanding)	$718,389,823
Offering Price ($20.63 x 100/99.96)*	$20.64
Global Equity Allocation Fund-Class III[1]
Net Assets at Value (Equivalent to $10.25 per share based on 34,783,389 shares of beneficial interest outstanding)	$356,523,942
Offering Price ($10.25 x 100/99.89)*	$10.26
World Opportunities Equity Allocation Fund-Class III

Appendix A

Net Assets at Value (Equivalent to $21.71 per share based on 43,502,764 shares of beneficial interest outstanding)	$944,374,426
Offering Price ($21.71 x 100/99.96)*	$21.72
Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $11.37 per share based on 295,888,056 shares of beneficial interest outstanding)	$3,364,854,986
Offering Price ($11.37 x 100/99.91)*	$11.38
Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $22.70 per share based on 48,475,112 shares of beneficial interest outstanding)	$1,100,165,508
Offering Price ($22.70 x 100/99.93)*	$22.72
Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $25.30 per share based on 63,637,308 shares of beneficial interest outstanding)	$1,610,066,232
Offering Price ($25.30 x 100/99.87)*	$25.33
Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $11.11 per share based on 15,846,259 shares of beneficial interest outstanding)	$176,066,785
Offering Price ($11.11 x 100/99.94)*	$11.12
Alpha Only Fund-Class IV
Net Assets at Value (Equivalent to $11.11 per share based on 230,307,263 shares of beneficial interest outstanding)	$2,557,969,737
Offering Price ($11.11 x 100/99.94)*	$11.12

Footnotes to Specimen Price Make-Up Sheets

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 29, 2008. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

[1]	Effective June 1, 2008, GMO Global (U.S.+) Equity Allocation Fund was renamed GMO Global Equity Allocation Fund.

[2]	Effective June 1, 2009, GMO U.S. Quality Equity Fund is renamed GMO Quality Fund.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

B-1

Appendix B
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

B-2

Appendix B
characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

B-3

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALIA LIMITED
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of February 2, 2009
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged RiskMetrics Group (“RMG”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix C
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global RMG Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global RMG proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the RMG proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the RMG Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RMG.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RMG proxy voting guidelines set forth in the RMG Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As RMG will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

Appendix C
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of RMG; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which RMG maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II,

Appendix C
(ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix C
Exhibit A
U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009
Copyright © 2009 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research Et Analysis
www.riskmetrics.com

Appendix C
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/ preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

Appendix C
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Appendix C
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Appendix C
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

Appendix C
–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Appendix C
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

Appendix C
•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/ nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved

Appendix C
poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

Appendix C
•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure

Appendix C
presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Appendix C
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

Appendix C
•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments;

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
–	Inclusion of additional years of service not worked that result in significant payouts;

–	Inclusion of performance-based equity awards in the pension calculation;

Appendix C
•	New CEO with overly generous new hire package:
–	Excessive “make whole” provisions;

–	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change in control provisions:
–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
–	Unclear explanation of how the CEO is involved in the pay setting process; Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

Appendix C
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD£tA;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD£tA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Appendix C
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Appendix C
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad- based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Appendix C
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
- Rigorous stock ownership guidelines, or

- A holding period requirement coupled with a significant long-term ownership requirement, or

- A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/ retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

Appendix C
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/ effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

Appendix C
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Appendix C
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

Appendix C
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

Appendix C
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Appendix C
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
JANUARY 15, 2009
Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Appendix C
RISKMETRICS
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after Feb. 1, 2009
Updated Jan. 15, 2009
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the RiskMetrics (“RMG”) Proxy Voting Manual. In addition, RMG has country- and market-specific policies, which are not captured below.

1.	OPERATIONAL ITEMS	4

	Financial Results/Director and Auditor Reports	4

	Appointment of Auditors and Auditor Fees	4

	Appointment of Internal Statutory Auditors	4

	Allocation of Income	4

	Stock (Scrip) Dividend Alternative	5

	Amendments to Articles of Association	5

	Change in Company Fiscal Term	5

	Lower Disclosure Threshold for Stock Ownership	5

	Amend Quorum Requirements	5

	Transact Other Business	5

2.	BOARD OF DIRECTORS	6

	Director Elections	6

	RMG Classification of Directors — International Policy 2009	7

	Discharge of Directors	8

	Director Compensation	8

	Director, Officer, and Auditor Indemnification and Liability Provisions	9

	Board Structure	9

Appendix C

3.	CAPITAL STRUCTURE	10

	Share Issuance Requests	10

	Increases in Authorized Capital	10

	Reduction of Capital	10

	Capital Structures	10

	Preferred Stock	11

	Debt Issuance Requests	11

	Pledging of Assets for Debt	11

	Increase in Borrowing Powers	11

	Share Repurchase Plans	11

	Reissuance of Repurchased Shares	12

	Capitalization of Reserves for Bonus Issues/Increase in Par Value	12

4.	OTHER	13

	Reorganizations/Restructurings	13

	Mergers and Acquisitions	13

	Mandatory Takeover Bid Waivers	13

	Reincorporation Proposals	13

	Expansion of Business Activities	14

	Related-Party Transactions	14

	Compensation Plans	14

	Antitakeover Mechanisms	14

	Shareholder Proposals	14

Appendix C
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Appendix C
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Appendix C
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
[Please see the International Classification of Directors on the following page.]

Appendix C
RMG Classification of Directors — International Policy 2009
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test [5];

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

[3]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services, accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

Appendix C
•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [6]
Independent NED
•	No material [7] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

[6]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[7]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Appendix C
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Appendix C
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Appendix C
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

Appendix C
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Appendix C
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Appendix C
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix C
Exhibit B
Modifications to recommendations set forth in the RMG Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Incumbent Director Nominees
Vote WITH management’s recommendations regarding incumbent director nominees.

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST
Supplement dated April 1, 2009 to
GMO Trust Prospectus dated June 30, 2008, as revised April 1, 2009 and
GMO Trust Statement of Additional Information dated June 30, 2008, as revised April 1, 2009
GMO U.S. Quality Equity Fund (to be renamed GMO Quality Fund)
The Board of Trustees of GMO Trust has approved a change to the name of Fund from “GMO U.S. Quality Equity Fund” to “GMO Quality Fund.” The name change will be effective June 1, 2009. In conjunction with the name change, effective June 1, 2009, the Fund will no longer be bound by its policy to invest at least 80% of its assets in equity investments tied economically to the U.S. (the Fund’s “Name Policy”). For more information about the Fund’s Name Policy, see “Name Policies” on page 97 of the Prospectus and Non-Fundamental Restriction (5) in “Investment Restrictions — Non-Fundamental Restrictions” in the Statement of Additional Information.
Until June 1, 2009, all references to “GMO Quality Fund” in the Prospectus and Statement of Additional Information will be deemed to be references to “GMO U.S. Quality Equity Fund” and the description of the Fund on page 6 of the Prospectus is replaced with the following:
     Investment objective
          High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
     Principal investment strategies
     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund may hold fewer than 100 stocks.
     The Manager uses proprietary models to evaluate an issuer’s quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity).
     The Manager also uses proprietary quantitative models to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals. In addition, the Manager may, from time to time, employ fundamental investment techniques in selecting stocks for the Fund’s portfolio. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
     The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
     Investment Universe and Benchmark
     As of May 31, 2008, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $900 million to $474.9 billion.
     The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

     Principal risks of investing in the Fund
     The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”
•	Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Non-Diversification Risk — The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.
     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of companies or in industries with high positive correlations to one another), Market Risk — Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to deliver the return the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities).

2

GMO TRUST
GMO U.S. Treasury Fund
STATEMENT OF ADDITIONAL INFORMATION
March 16, 2009, as revised April 1, 2009
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2008, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to GMO U.S. Treasury Fund (the “Fund”) is and (when available) information from the annual report to shareholders of the Fund will be incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

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The GMO U.S. Treasury Fund is a series of GMO Trust. The Trust is a “series investment company” that consists of separate series of investment portfolios (the “Series”), each of which is represented by a separate series of shares of beneficial interest. Each Series’ manager is Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). Shares of the other Series of the Trust are offered pursuant to separate prospectuses or private placement memoranda and statements of additional information.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.
FUND INVESTMENTS
The list below indicates the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. Accordingly, the following list indicates the types of investments that the Fund is directly or indirectly permitted to make.
•	Repurchase Agreements

•	Debt and Other Fixed Income Securities

•	Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[1]

•	Cash and Other High Quality Investments

•	U.S. Government Securities

•	Illiquid Securities

•	Investments in Other Investment Companies or Other Pooled Investments

1	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities” herein.
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Fund may engage and the risks associated with their use. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND. Please refer to “Fund Summary” and “Description of Principal Risks” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage either directly or indirectly.

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Portfolio Turnover
Based on the “Manager’s assessment of market conditions, the Manager may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. High turnover rates may adversely affect the Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
Diversified Portfolio
The Fund is a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and as such is required to satisfy the requirements for “diversified” funds, which require that at least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer. The Fund must meet certain diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Repurchase Agreements
As a principal investment strategy, the Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (in the case of the Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Typically, the Fund will only enter into repurchase agreements with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Repurchase agreements may be entered into with counterparties that do not have long-term debt

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ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix A—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings. For more information on the Fund, please see “Fund Summary — Principal Investment Strategies” in the Fund’s Prospectus.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a fund that invests in fixed income securities cannot be predicted with certainty. The future income of a fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt

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securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
The Fund will invest primarily in direct obligations of the U.S. Treasury, such as bonds, notes, and bills and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government. In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are also backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC).
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities. During certain market conditions where interest rates on short term U.S. Treasury obligations equal or approach zero, the yield on those securities purchased by the Fund could be zero or even negative, resulting in negative returns on those securities.
In addition to investing directly in U.S. government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment

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company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:
(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund’s total assets.

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(5) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(6) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.
(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or permitted encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
For purposes of Fundamental Restriction (5) above, an industry shall not be considered to include the U.S. Government or its agencies or instrumentalities.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:
(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) The Fund may not make investments for the purpose of gaining control of a company’s management.
(3) The Fund may not invest more than 15% of its net assets in illiquid securities.
(4) The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct U.S. Treasury obligations, such as U.S. Treasury bills, bonds, and notes, and repurchase agreements collateralized by these obligations (the “Name Policy”). The Fund may not change this policy without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

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For purposes of the Name Policy, the Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.
When used in connection with the Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) of each class of shares of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund will not be valued (and, accordingly, transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. The Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund intends to declare net income distributions daily to the extent there is income available. The distributions will be paid on the first business day following each month end. The Fund also intends to distribute all of its net income annually. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable

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income and capital gain net income. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of the Fund
The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than

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90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by the Fund will be subject to tax at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where the Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that the Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. The Fund may carry Net Capital Losses forward for eight years. However, the Fund will not be able to utilize any Net Capital Losses remaining at the conclusion

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of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in the Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
The Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of the Trust of distributions by the Fund or of the sale of shares of the Fund. Shareholders of such Funds of the Trust should consult the prospectuses and statements of additional information of those other Funds of the Trust for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to net long-term capital gains and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gains will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder

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level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income.
If the Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends-received

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from U.S. corporations. The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends received deduction. If the Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Under current law, any income of the Fund that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then that fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. The Fund has not yet determined whether such an election would be made in the event it recognizes excess inclusion income in a taxable year. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.
A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year, to taxable investors and others requesting such information.

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The Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, the Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from the Fund after January 31.
Backup Withholding
The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions

13

for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as described below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign shareholder certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign persons from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled real estate investment trusts (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) and regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs and regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.

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In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service (“IRS”) Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisors in this regard.
Foreign shareholders may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Foreign Taxes
Any investment by the Fund in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The Fund does not expect to be eligible to make an election that would allow shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return.
Tax Implications of Certain Investments
Certain of the Fund’s investments, including investments in certain types of foreign securities, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (including inflation-indexed bonds), may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
The Fund’s participation in repurchase agreements may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement, any amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction.
Any transactions in options, futures contracts, forward contracts, swaps, and other derivative financial instruments, as well as any hedging transactions, straddles and short sales, will be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or

15

as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. To the extent the Fund engages in these transactions, these rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
If the Fund invests in shares of Underlying RICs, its distributable income and gains will consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to any sale by the Fund of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.
As a result of the foregoing rules, and certain other special rules, and to the extent the Fund invests in Underlying RICs, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on the Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.

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Special tax considerations apply if the Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. In this event, the Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, the Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, the Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if the Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, the Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. The Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If the Fund receives a liquidating cash distribution from an investment company treated as a partnership, it will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
Any transactions by the Fund in foreign currency-denominated debt obligations or other foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Loss of Regulated Investment Company Status
The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded

17

special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
Additionally, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as the Fund meets all applicable state requirements. Therefore, shareholders may be allowed to exclude from their state income tax returns distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by GNMA, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation.

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MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

			Number
			of
			Portfolios
Name, Date of Birth,		Principal	in Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	60	None.

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	60	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[2]

Peter Tufano Trustee DOB: 04/22/1957	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	60	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

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[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,775, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Partners HealthCare System, Inc. is a client of the Manager.

Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 — November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

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	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to

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any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. For the period from March 1, 2008 to February 28, 2009, the Audit Committee held 5 meetings; the Pricing Committee held 16 meetings; and the Governance Committee held 7 meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund’s independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Thorndike are members of the Audit Committee. Mr. Tufano is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Fund’s securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Tufano are members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus). Information is provided as of December 31, 2008.

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Aggregate Dollar Range of Shares
Directly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Directly	or not offered in the Prospectus)
Name	Owned in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2008, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Aggregate Dollar Range of Shares
Indirectly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Indirectly Owned	or not offered in the Prospectus)
Name	in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2008, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,179,264	0.04%

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Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

Peter Tufano	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2008.

Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or the Fund during the Trust’s fiscal year ended February 28, 2009, and no officer of the Trust received aggregate compensation exceeding $60,000 from the Fund:

Name of Person, Position
	Donald W.			W. Nicholas
	Glazer, Esq.,	Jay O. Light,		Thorndike,	Peter Tufano,
	Trustee	Trustee[1]		Trustee	Trustee[2]
Compensation from the Fund:	$2,800 [3]	$0	[3]	$2,400 [3]	$2,300	[3]

Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A		N/A	N/A

Estimated Annual Benefits Upon Retirement:	N/A	N/A		N/A	N/A

Total Compensation from the Trust:	$399,390 [4]	$261,068	[4]	$311,653 [4]	$20,933	[4]

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[1]	Mr. Light resigned as a Trustee effective December 2008 and no longer serves as a Trustee of the Trust.

[2]	Mr. Tufano was elected as a Trustee effective December 2008.

[3]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2010. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

[4]	Reflects actual direct compensation received during the fiscal year ended February 28, 2009 from Funds of the Trust that had commenced operations on or before February 28, 2009, including Funds that are not offered through the Prospectus.

Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Fund and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contract
As disclosed in the Prospectus under the heading “Management of the Fund,” under the Management Contract (the “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost,

25

research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2010.
The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
The Fund’s Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid the Manager any Management Fees as of the date hereof. However, once the Fund commences operations, it will pay to the Manager a Management Fee at an annual rate of 0.08% of the Fund’s average daily net assets.
In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of the Fund is the responsibility of GMO’s Fixed Income Division, which is comprised of investment professionals associated with the Manager. The Fixed Income Division’s members work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.
The following table sets forth information about accounts overseen or managed by the senior members of GMO’s Fixed Income Division as of February 28, 2009.

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	Registered investment companies
	managed (including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
Senior Member	subadvisory relationships)		managed (world-wide)		(world-wide)
			Number of		Number of
	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Cooper	14	$7,072,485,308	13	$3,041,725,721	12	$2,168,719,377
William Nemerever	14	$7,072,485,308	13	$3,041,725,721	12	$2,168,719,377

Registered investment companies
managed for which GMO receives a
	performance-based fee (including non-		Other pooled investment vehicles		Separate accounts managed (world-
	GMO mutual fund subadvisory		managed (world-wide) for which GMO		wide) for which GMO receives a
	relationships)		receives a performance-based fee		performance-based fee
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Cooper	0	$0	3	$1,401,899,548	3	$1,039,790,211
William Nemerever	0	$0	3	$1,401,899,548	3	$1,039,790,211

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 28, 2009. Does not include the Fund because the Fund had not commenced operations as of February 28, 2009.

[2]	For some senior members, “Total assets” includes assets invested by other Funds of the Trust.

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Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2009, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The Fund will commence operations on or following the date of this Statement of Additional Information and has not yet offered any shares for sale. Therefore, as of the date hereof, neither Mr. Cooper nor Mr. Nemerever had any direct or indirect beneficial ownership in the Fund.
Custodial Arrangements and Fund Accounting Agent. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111 serves as the Trust’s custodian and fund accounting agent on behalf of the Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

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Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar GMO Fund (or, in some cases, may have no investment in the similar GMO Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.

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Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to the Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. The Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until

30

the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Fund. Services received from a broker/dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions, and the Fund not has held any securities of any regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, the Fund may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Fund may be restricted in its ability to purchase securities issued by affiliates of the Fund’s distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

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DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.
GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Fund’s Prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds of the Trust may be posted monthly on GMO’s website. In addition, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders as described in the Prospectus. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement

32

with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodians and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly

33

and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with its day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
State Street Bank and Trust Company	Custodial services and compliance testing

Boston Global Advisors	Securities lending services

PricewaterhouseCoopers LLP	Independent registered public accounting firm

RiskMetrics Group	Corporate actions services

FactSet	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of sixty series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus

34

Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; St. James Fund; Asset Allocation International Bond Fund; and World Opportunity Overlay Share Fund.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
Shareholders should be aware that to the extent a shareholder’s investment in the Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition

35

under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in

36

each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND’S SHARES
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

37

Appendix A
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters,

A-1

Appendix A
adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal

A-2

Appendix A
payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

A-3

Appendix B
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

Appendix B
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALIA LIMITED
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of February 2, 2009
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged RiskMetrics Group (“RMG”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

Appendix B
(6)	provide recommendations with respect to proxy voting matters in general.
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global RMG Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global RMG proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the RMG proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the RMG Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RMG.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global RMG proxy voting guidelines set forth in the RMG Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As RMG will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

Appendix B
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of RMG; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which RMG maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II,

Appendix B
(ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix B
Exhibit A
U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009
Copyright © 2009 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research Et Analysis
www.riskmetrics.com

Appendix B
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/ preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Appendix B
2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Appendix B
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

Appendix B
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however

Appendix B
the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Appendix B
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

Appendix B
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/ nominations reasonably close to the meeting date

Appendix B
and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Appendix B
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Appendix B

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Appendix B
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Appendix B
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

Appendix B

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

–	Inclusion of additional years of service not worked that result in significant payouts;

–	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

–	Excessive “make whole” provisions;

–	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Appendix B

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD£tA;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

Appendix B

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•	Evaluation of information and board rationale provided in CD£tA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

Appendix B
•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad- based employee population is eligible.

Appendix B
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/ retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach

Appendix B
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/ effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Appendix B
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Appendix B
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

Appendix B

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

Appendix B

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Appendix B
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
JANUARY 15, 2009
Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Appendix B
RISKMETRICS
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after Feb. 1, 2009
Updated Jan. 15, 2009
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the RiskMetrics (“RMG”) Proxy Voting Manual. In addition, RMG has country- and market-specific policies, which are not captured below.

1. OPERATIONAL ITEMS	32

Financial Results/Director and Auditor Reports	32

Appointment of Auditors and Auditor Fees	32

Appointment of Internal Statutory Auditors	32

Allocation of Income	32

Stock (Scrip) Dividend Alternative	33

Amendments to Articles of Association	33

Change in Company Fiscal Term	33

Lower Disclosure Threshold for Stock Ownership	33

Amend Quorum Requirements	33

Transact Other Business	33

2. BOARD OF DIRECTORS	34

Director Elections	34

RMG Classification of Directors – International Policy 2009	35

Discharge of Directors	36

Director Compensation	36

Director, Officer, and Auditor Indemnification and Liability Provisions	37

Board Structure	37

Appendix B

3. CAPITAL STRUCTURE	38

Share Issuance Requests	38

Increases in Authorized Capital	38

Reduction of Capital	38

Capital Structures	38

Preferred Stock	39

Debt Issuance Requests	39

Pledging of Assets for Debt	39

Increase in Borrowing Powers	39

Share Repurchase Plans	39

Reissuance of Repurchased Shares	40

Capitalization of Reserves for Bonus Issues/Increase in Par Value	40

4. OTHER	41

Reorganizations/Restructurings	41

Mergers and Acquisitions	41

Mandatory Takeover Bid Waivers	41

Reincorporation Proposals	42

Expansion of Business Activities	42

Related-Party Transactions	42

Compensation Plans	42

Antitakeover Mechanisms	42

Shareholder Proposals	42

Appendix B
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Appendix B
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Appendix B
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
[Please see the International Classification of Directors on the following page.]

Appendix B
RMG Classification of Directors – International Policy 2009
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test [3];

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services, accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

Appendix B
•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

Independent NED

•	No material [5] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Appendix B
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Appendix B
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Appendix B
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

Appendix B
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Appendix B
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Appendix B
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B
Exhibit B
Modifications to recommendations set forth in the RMG Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Incumbent Director Nominees
Vote WITH management’s recommendations regarding incumbent director nominees.

GMO TRUST
GMO Asset Allocation Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
March 16, 2009, as revised April 1, 2009
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2008, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to GMO Asset Allocation Bond Fund (the “Fund”) is and (when available) information from the annual report to shareholders of the Fund will be incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

 -i-

The GMO Asset Allocation Bond Fund is a series of GMO Trust. The Trust is a “series investment company” that consists of separate series of investment portfolios (the “Series”), each of which is represented by a separate series of shares of beneficial interest. Each Series’ manager is Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). Shares of the other Series of the Trust are offered pursuant to separate prospectuses or private placement memoranda and statements of additional information.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make indirect investments by investing in another Fund of the Trust or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following list indicates the types of investments that the Fund is directly or indirectly permitted to make.
•	U.S. Equity Securities
•	Foreign Investments—Foreign Issuers[1]
•	Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[1]
•	Foreign Investments—Emerging Countries[1]
•	Securities Lending
•	Depository Receipts
•	Convertible Securities
•	Preferred Stocks
•	Warrants and Rights
•	Options and Futures
•	Swap Contracts and Other Two-Party Contracts
•	Foreign Currency Transactions
•	Repurchase Agreements
•	Debt and Other Fixed Income Securities
•	Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[2]
•	Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[2]
•	Debt and Other Fixed Income Securities—Municipal Securities[3]
•	Cash and Other High Quality Investments
•	U.S. Government Securities and Foreign Government Securities
•	Asset-Backed and Related Securities
•	Adjustable Rate Securities
•	Below Investment Grade Securities
•	Brady Bonds
•	Euro Bonds
•	Zero Coupon Securities

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•	Indexed Securities
•	Structured Notes
•	Firm Commitments and When-Issued Securities
•	Loans, Loan Participations, and Assignments
•	Reverse Repurchase Agreements and Dollar Roll Agreements
•	Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
•	Investments in Other Investment Companies or Other Pooled Investments
•	Investments in Other Investment Companies – Shares of Other GMO Trust Funds
Footnotes to Fund Investments List

1	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments— Risks of Foreign Investments” herein.

2	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

3	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein.
(Note: Some of the footnotes to the above list refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment in the list. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of the Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of the Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Fund may engage and the risks associated with their use. The Fund is indirectly exposed to the investment practices of the other Funds of the Trust in which it invests (the “underlying Funds”), and is therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS). Please refer to “Fund Summary” and “Description of Principal Risks” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage either directly or indirectly.
Portfolio Turnover
Based on the “Manager’s assessment of market conditions, the Manager may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of

2

capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. High turnover rates may adversely affect the Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, the Fund is a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, as such, is not required to satisfy the requirements for diversified funds under the 1940 Act, which require that at least 75% of the value of a fund’s total assets be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. The Fund must, however, meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice

3

to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

4

Securities Lending
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
The Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment or the corporate dividends-received deduction on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income and the long-term capital gain tax rates applicable thereto or as dividends eligible for the corporate dividends-received deduction. See “Taxes” below for further discussion of qualified dividend income and the corporate dividends-received deduction.
Depository Receipts
The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital

5

structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Options and Futures
The Fund may use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.
Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a

6

security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
The Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge.

7

When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. The Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, the Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual

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or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other clients of the Manager constitute such a group. These limits restrict the Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed

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out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
The Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.)
Futures. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies and inflation indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, the Fund may designate or segregate

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liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. The Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Consumer Price Index Futures. The Fund may engage in transactions involving Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

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Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.)
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or

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commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
The Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given

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time frame. For example, to the extent the Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.
As discussed above, the Fund, when purchasing or selling a futures contract, is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information

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regarding the various derivatives strategies the Fund may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with

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U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities – Inflation Indexed Bonds” below.
In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements

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in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by the Fund, the Fund must be prepared to make such payments when due.
In addition, the Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Typically, the Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

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The Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.
The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a

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specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other

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laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a fund that invests in fixed income securities cannot be predicted with certainty. The future income of a fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable

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maturities. During certain market conditions where interest rates on short term U.S. Treasury obligations equal or approach zero, the yield on those securities purchased by the Fund could be zero or even negative, resulting in negative returns on those securities.
In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”
Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

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Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds).
See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit- card receivables, and home equity loans), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.
Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed

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and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by

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credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.
Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

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The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs

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are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the relevant Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
The Fund may invest some or all of its assets in securities rated below investment grade (that is, rated lower than Baa3 by Moody’s or BBB- by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are

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carried by the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.
The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.
Zero Coupon Securities
The Fund, when investing in “zero coupon” fixed income securities, accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

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Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
The Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation

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during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

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Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, the Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to the Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the

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creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.
When investing in a loan participation, the Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities

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at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
The Fund, when entering into reverse repurchase agreements and dollar roll agreements, maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the Securities and Exchange Commission (“SEC”) maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

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Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund, when selling its securities in a registered offering, may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

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Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
The Fund may invest without limitation in other Funds of the Trust (the “underlying Funds”). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.
Short Sales
The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, the Fund may make short sales that are not against the box, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan.

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To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.
The Fund will incur a loss as a result of a short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, the Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging market securities or securities of companies with smaller market capitalizations.
USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing its investment program. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, the Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein only refer to the Fund’s direct use of such derivatives. As indicated in the relevant Prospectus and in the “Fund Investments” section of this Statement of Additional Information, the Fund may invest in other Funds of the Trust, which in turn, may use types of derivatives and/or employ

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derivatives strategies that differ from those described in this Statement of Additional Information or the relevant Prospectus.
Function of Derivatives in the Fund. The types of derivatives used and derivatives strategies employed by the Fund and the extent the Fund uses derivatives varies from other Funds of the Trust due to the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for the Fund.
Counterparty Creditworthiness. Typically, the Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix A—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.
Use of Derivatives
Note: The Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other Funds of the Trust.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Fund
Futures contracts and related options on bonds as well as baskets or indices of securities
Options on bonds and other securities
Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps, and contracts for differences
Swaptions
Structured notes
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Fund
Hedging
Traditional Hedging: The Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, the Fund may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, the Fund

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may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.
Investment
The Fund may use derivatives (including futures contracts, related options, swap contracts, and swaptions) instead of investing directly in securities. In particular, the Fund may use swaps on an index, a single fixed income security, or a basket of fixed income securities to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. In addition, if a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly.
The Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.
The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. It may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.
Risk Management
The Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to particular interest rate markets or individual countries or issuers. From time to time, derivatives may be used prior to actual sales and purchases.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Manager seeks to manage the exposure of the Fund relative to the Fund’s benchmark.
Other Uses
The Fund may employ additional derivatives strategies to help implement its investment strategies. For instance, the Manager may decide to alter the interest rate exposure of debt instruments by employing interest rate swaps. This strategy enables the Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.
In addition, the Fund may employ the foreign currency derivative transactions described below.

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Use of Foreign Currency Derivative Transactions by the Fund
Note: As noted above, the Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other Funds of the Trust.
Foreign Currency Derivative Transactions That May Be Employed by the Fund
Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options (both cash and physically settled)
Options on currencies
Currency swap contracts
Uses of Foreign Currency Derivative Transactions by the Fund
Hedging
Traditional Hedging: The Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. The Fund is not required to hedge any of its currency risk.
Anticipatory Hedging: When the Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: The Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if the Fund holds Japanese stocks or bonds, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.
Risk Management
Subject to certain limitations, the Fund may use foreign currency derivatives for risk management. Thus, the Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio

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investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by the Fund’s investment in securities denominated in that currency.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:
(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund’s total assets.
(5) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(6) The Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

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(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or permitted encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any permitted collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:
(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) The Fund may not make investments for the purpose of gaining control of a company’s management.
(3) The Fund may not invest more than 15% of its net assets in illiquid securities.
(4) Because the Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, the Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an

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investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.
When used in connection with the Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) of each class of shares of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund will not be valued (and, accordingly, transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. The Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of the Fund
The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the

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Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

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If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by the Fund will be subject to tax at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where the Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that the Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. The Fund may carry Net Capital Losses forward for eight years. However, the Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in the Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.

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Taxation of Fund Distributions and Transactions in Fund Shares
The Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of the Trust of distributions by the Fund or of the sale of shares of the Fund. Shareholders of such Funds of the Trust should consult the prospectuses and statements of additional information of those other Funds of the Trust for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to net long-term capital gains and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gains will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a

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foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income.
If the Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction. If the Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

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Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”) or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then that fund will be subject to a tax on that portion of

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its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election would be made in the event it recognizes excess inclusion income in a taxable year. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
The Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, the Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from the Fund after January 31.
Backup Withholding
The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.

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However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as defined below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign shareholder certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an

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income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign persons from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITS and regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITS and regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisors in this regard.
Foreign shareholders may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Foreign Taxes
The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of the Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of foreign income and certain other taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Only foreign taxes that meet certain qualifications are eligible for this treatment. Even if the Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass through” treatment by the Fund or its shareholders. Investors should consult their

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tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making the election described in this paragraph.
Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.
Tax Implications of Certain Investments
Certain of the Fund’s investments, including investments in certain types of foreign securities, foreign currencies, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (including inflation-indexed bonds), may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
The Fund’s transactions in options, futures contracts, forward contracts, swaps, swaptions and other derivative financial instruments, as well as its hedging transactions, straddles and short sales, are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of the Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to and certain foreign currency transactions associated with the redemption of Fund shares (in cases where the Fund permits redemptions of Fund shares in foreign currencies) may produce a difference between its book income and its

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taxable income. If a Fund’s book income exceeds the sum of its taxable income and any net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income (if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and any net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
The Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A portion of the interest paid or accrued on certain high yield discount obligations in which the Fund may invest may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
If the Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be

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treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on the Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if the Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. The Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, the Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, the Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if the Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without

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sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, the Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. The Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. The Fund that receives a liquidating cash distribution from an investment company treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
The Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. The Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including

53

income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, the Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in the taxable year. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income, and net losses incurred by the CFC during a tax year will not be available to the Fund for the purpose of offsetting such gain. To the extent the Fund invests in a CFC and recognizes subpart F income in excess of actual distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
From time to time, the Fund may invest in municipal obligations. The interest on municipal obligations is generally exempt from federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. The Fund does not expect to invest 50% or more of its assets in municipal obligations, the interest on which is exempt from the federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of the Fund, when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal obligations is taxable to shareholders of the Fund.
Loss of Regulated Investment Company Status
The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of

54

net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in

55

the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

			Number
			of
			Portfolios
Name, Date of Birth,		Principal	in Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	60	None.

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	60	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[2]

Peter Tufano Trustee DOB: 04/22/1957	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	60	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,775, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Partners HealthCare System, Inc. is a client of the Manager.

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Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
J. B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present).

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	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. For the period from March 1, 2008 to February 28, 2009, the Audit Committee held 5 meetings; the Pricing Committee held 16 meetings; and the Governance Committee held 7 meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s

58

financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund’s independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Thorndike are members of the Audit Committee. Mr. Tufano is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Fund’s securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Tufano are members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2008.

Aggregate Dollar Range of Shares
Directly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Directly	or not offered in the Prospectus)
Name	Owned in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000
W. Nicholas Thorndike	None	None
Peter Tufano	None	None

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2008, by virtue of his

59

direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Aggregate Dollar Range of Shares
Indirectly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Indirectly Owned	or not offered in the Prospectus)
Name	in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2008, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter.

Name of
Name of	Owner(s) and
Non-Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Multi Strategy Fund (Offshore), a	Limited partnership	$1,179,264	0.04%
		private investment	interest-Class A
company managed by
the
Manager.[1]

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

Peter Tufano	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2008.

Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings,

60

attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or the Fund during the Trust’s fiscal year ended February 28, 2009, and no officer of the Trust received aggregate compensation exceeding $60,000 from the Fund:

Name of Person, Position
	Donald W.			W. Nicholas
	Glazer, Esq.,	Jay O. Light,		Thorndike,	Peter Tufano,
	Trustee	Trustee[1]		Trustee	Trustee[2]
Compensation from the Fund:	$600 [3]	$0	[3]	$425 [3]	$275	[3]
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A		N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A		N/A	N/A
Total Compensation from the Trust:	$399,390 [4]	$261,068	[4]	$311,653 [4]	$20,933	[4]

[1]	Mr. Light resigned as a Trustee effective December 2008 and no longer serves as a Trustee of the Trust.

[2]	Mr. Tufano was elected as a Trustee effective December 2008.

[3]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2010. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

[4]	Reflects actual direct compensation received during the fiscal year ended February 28, 2009 from Funds of the Trust that had commenced operations on or before February 28, 2009, including Funds that are not offered through the Prospectus.

Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Fund and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to

61

compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contract
As disclosed in the Prospectus under the heading “Management of the Fund,” under the Management Contract (the “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2010.
The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not

62

more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
The Fund’s Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid the Manager any Management Fees as of the date hereof. However, once the Fund commences operations, it will pay to the Manager a Management Fee at an annual rate of 0.25% of the Fund’s average daily net assets. In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
GMO’s Asset Allocation Division is responsible for overall investment management and strategic direction of the Fund. GMO’s Fixed Income Division is responsible for day-to-day management of the Fund. Each division is comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.
The following table sets forth information about accounts overseen or managed by the senior members of GMO’s Asset Allocation Division and GMO’s Fixed Income Division as of February 28, 2009.

63

	Registered investment companies
	managed (including non-GMO mutual		Other pooled investment vehicles		Separate accounts managed
Senior Member	fund subadvisory relationships)		managed (world-wide)		(world-wide)
	Number of accounts[1]	Total assets[1,2]	Number of accounts	Total assets	Number of accounts	Total assets
Thomas Cooper	14	$7,072,485,308	13	$3,041,725,721	12	$2,168,719,377
William Nemerever	14	$7,072,485,308	13	$3,041,725,721	12	$2,168,719,377
Ben Inker	12	$12,385,005,520	6	$3,382,738,438	186	$11,978,188,155

	Registered investment companies
	managed for which GMO receives a
	performance-based fee (including non-		Other pooled investment vehicles		Separate accounts managed
	GMO mutual fund subadvisory		managed (world-wide) for which GMO		(world-wide) for which GMO receives a
	relationships)		receives a performance-based fee		performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Thomas Cooper	0	$0	3	$1,401,899,548	3	$1,039,790,211
William Nemerever	0	$0	3	$1,401,899,548	3	$1,039,790,211
Ben Inker	0	$0	0	$0	92	$6,874,210,964

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 28, 2009. Does not include the Fund because the Fund had not commenced operations as of February 28, 2009.

[2]	For some senior members, “Total assets” includes assets invested by other Funds of the Trust.

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Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2009, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The Fund will commence operations on or following the date of this Statement of Additional Information and has not yet offered any shares for sale. Therefore, as of the date hereof, none of Mr. Cooper, Mr. Inker or Mr. Nemerever had any direct or indirect beneficial ownership in the Fund.
Custodial Arrangements and Fund Accounting Agent. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111 serves as the Trust’s custodian and fund accounting agent on behalf of the Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is

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terminable by either party upon not more than 60 days’ written notice to the other party. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Fund has not yet paid the Manager a Shareholder Service Fee. However, once the Fund commences operations, the Class III Shares and Class VI Shares of the Fund will pay the Manager a Shareholder Service Fee of 0.15% and 0.055%, respectively, of the Fund’s average daily net assets attributable to the relevant class of shares of the Fund.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar GMO Fund (or, in some cases, may have no investment in the similar GMO Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that

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establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to the Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. The Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).

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Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Fund. Services received from a broker/dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions, and the Fund not has held any securities of any regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, the Fund may refrain, or be required to refrain, from engaging in principal trades with such

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broker/dealer. Additionally, the Fund may be restricted in its ability to purchase securities issued by affiliates of the Fund’s distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.
GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Fund’s Prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds of the Trust may be posted monthly on GMO’s website. In addition, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders as described in the Prospectus. No confidentiality agreement is needed to access this information. GMO also may make Portfolio

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Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodians and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief

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Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with its day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
State Street Bank and Trust Company	Custodial services and compliance testing

Boston Global Advisors	Securities lending services

PricewaterhouseCoopers LLP	Independent registered public accounting firm

RiskMetrics Group	Corporate actions services

FactSet	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system

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DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of sixty series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; St. James Fund; Asset Allocation International Bond Fund; and World Opportunity Overlay Share Fund.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I

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Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
Shareholders should be aware that to the extent a shareholder’s investment in the Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.
MULTIPLE CLASSES
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a

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particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful

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misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND’S SHARES
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

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Appendix A
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters,

A-1

Appendix A
adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal

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Appendix A
payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

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Appendix B
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

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Appendix B
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALIA LIMITED
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of February 2, 2009
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged RiskMetrics Group (“RMG”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

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Appendix B
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global RMG Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global RMG proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the RMG proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the RMG Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RMG.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global RMG proxy voting guidelines set forth in the RMG Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As RMG will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

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Appendix B
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of RMG; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which RMG maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted

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Appendix B
proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Appendix B
Exhibit A

U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009

Copyright © 2009 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research Et Analysis
www.riskmetrics.com

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Appendix B
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/ preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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Appendix B
2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

—	Degree to which absences were due to an unavoidable conflict;

—	Pattern of absenteeism; and

—	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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Appendix B
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

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Appendix B
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however

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Appendix B
the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

—	Egregious compensation practices;

—	Multiple related-party transactions or other issues putting director independence at risk;

—	Corporate and/or management scandals;

—	Excessive problematic corporate governance provisions; or

—	Flagrant board or management actions with potential or realized negative impact on shareholders.

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Appendix B
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

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Appendix B
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/ nominations reasonably close to the meeting date

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Appendix B
and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

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Appendix B

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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Appendix B

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Appendix B
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Appendix B
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

—	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

—	Reimbursement of income taxes on executive perquisites or other payments;

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Appendix B

—	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

—	Inclusion of additional years of service not worked that result in significant payouts;

—	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

—	Excessive “make whole” provisions;

—	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

—	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

—	Payments upon an executive’s termination in connection with performance failure;

—	Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

—	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

—	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

—	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

—	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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Appendix B

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

—	Unclear explanation of how the CEO is involved in the pay setting process;

—	Retrospective performance targets and methodology not discussed;

—	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

—	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD£tA;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

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Appendix B

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•	Evaluation of information and board rationale provided in CD£tA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

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Appendix B
•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad- based employee population is eligible.

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Appendix B
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or

—	A holding period requirement coupled with a significant long-term ownership requirement, or

—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/ retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Appendix B
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/ effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE)

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Appendix B
ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

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Appendix B
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

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Appendix B
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

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Appendix B
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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Appendix B
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
JANUARY 15, 2009
Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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Appendix B
RISKMETRICS
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after Feb. 1, 2009
Updated Jan. 15, 2009
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the RiskMetrics (“RMG”) Proxy Voting Manual. In addition, RMG has country- and market-specific policies, which are not captured below.

1.	OPERATIONAL ITEMS	32

	Financial Results/Director and Auditor Reports	32

	Appointment of Auditors and Auditor Fees	32

	Appointment of Internal Statutory Auditors	32

	Allocation of Income	32

	Stock (Scrip) Dividend Alternative	33

	Amendments to Articles of Association	33

	Change in Company Fiscal Term	33

	Lower Disclosure Threshold for Stock Ownership	33

	Amend Quorum Requirements	33

	Transact Other Business	33

2.	BOARD OF DIRECTORS	34

	Director Elections	34

	RMG Classification of Directors – International Policy 2009	35

	Discharge of Directors	36

	Director Compensation	37

	Director, Officer, and Auditor Indemnification and Liability Provisions	37

	Board Structure	37

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Appendix B

3.	CAPITAL STRUCTURE	38

	Share Issuance Requests	38

	Increases in Authorized Capital	38

	Reduction of Capital	38

	Capital Structures	38

	Preferred Stock	39

	Debt Issuance Requests	39

	Pledging of Assets for Debt	39

	Increase in Borrowing Powers	39

	Share Repurchase Plans	39

	Reissuance of Repurchased Shares	40

	Capitalization of Reserves for Bonus Issues/Increase in Par Value	40

4.	OTHER	41

	Reorganizations/Restructurings	41

	Mergers and Acquisitions	41

	Mandatory Takeover Bid Waivers	41

	Reincorporation Proposals	42

	Expansion of Business Activities	42

	Related-Party Transactions	42

	Compensation Plans	42

	Antitakeover Mechanisms	42

	Shareholder Proposals	42

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Appendix B
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Appendix B
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

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Appendix B
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
[Please see the International Classification of Directors on the following page.]

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Appendix B
RMG Classification of Directors – International Policy 2009
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test [3];

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services, accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

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Appendix B
•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]
Independent NED
•	No material [5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Appendix B
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Appendix B
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

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Appendix B
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

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Appendix B
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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Appendix B
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

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Appendix B
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Appendix B
Exhibit B
Modifications to recommendations set forth in the RMG Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Incumbent Director Nominees
Vote WITH management’s recommendations regarding incumbent director nominees.

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